As filed with the U.S. Securities and Exchange Commission on September 14, 2018

Securities Act File No. 33-19228

Investment Company Act File No. 811-05443

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 119	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 121

(Check appropriate box or boxes)

Calamos Investment Trust

(Exact Name of Registrant as Specified in Charter)

2020 Calamos Court Naperville, Illinois	60563
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (630) 245-7200

John P. Calamos, Sr.

Calamos Advisors LLC

2020 Calamos Court

Naperville, Illinois 60563

(Name and Address of Agent for Service)

With Copies to:

Paulita A. Pike Ropes & Gray LLP 191 North Wacker Drive, 32nd Floor Chicago, Illinois 60606	Rita Rubin Ropes & Gray LLP 191 North Wacker Drive, 32nd Floor Chicago, Illinois 60606

Approximate Date of Proposed Public Offering: As soon as practicable following the effectiveness of the Registration Statement.

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on September 17, 2018 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:	Class R6 shares of Calamos International Growth Fund

CALAMOS INVESTMENT TRUST

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 119 ON FORM N-1A

This Post-Effective Amendment consists of the following papers and documents:

Cover Sheet

Contents of Post-Effective Amendment No. 119 on Form N-1A

Part A – Prospectus

Part B – Statement of Additional Information

Part C – Other Information

Signature Page

Exhibit Index

Exhibits

This registration statement does not affect the registration of any series or any class of a series of the Registrant not included herein.

2

CALAMOS® INVESTMENTS
Family of Funds

	CLASS R6
Calamos International Growth Fund	CIGOX

Prospectus September 17, 2018

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Calamos International Growth Fund

Investment Objective

Calamos International Growth Fund’s investment objective is long-term capital growth.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may pay commissions and/or other forms of compensation to an intermediary, such as a plan record-keeper or financial intermediary, for transactions in Class R6 shares, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment):
CLASS R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
CLASS R6
Management Fees	0.94%
Distribution and/or Service Fees (12b-1)	None
Other Expenses[1]	0.18%
Total Annual Fund Operating Expenses	1.12%
Expense Reimbursement[2]	(0.36)%
Total Annual Fund Operating Expenses After Reimbursement	0.76%

1	“Other Expenses” are based on estimated amounts for the current fiscal year.

2	CALAMOS ADVISORS has contractually agreed to limit the Fund’s annual ordinary operating expenses for Class R6 shares (as a percentage of average net assets) to 0.85% less the annual sub-transfer agency ratio for the Fund. The annual sub-transfer agency ratio is equal to the aggregate sub-transfer agency expenses common to the other shares classes of the Fund divided by the aggregate average annual net assets of the Fund’s other share classes. For purposes of this expense limitation, operating expenses do not include taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on CALAMOS ADVISORS and any of its successors and assigns through March 1, 2022. This agreement is not terminable by either party.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of the reflected time periods. This example does not include commissions and/or other forms of compensation that investors may pay on transactions in Class R6 shares. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual performance and costs may be higher or lower, based on these assumptions, your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of the period:

	One Year	Three Years	Five Years	Ten Years
Class R6	$78	$243	$488	$1,243

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 100.4% of the average value of its portfolio.

PROSPECTUS	|	September 17, 2018	1

Calamos International Growth Fund

Principal Investment Strategies

The Fund anticipates that under normal circumstances its investment adviser’s investment process will result in the Fund investing in an internationally diversified manner, with at least 40% of its assets in securities of foreign issuers. Securities of foreign issuers are securities issues by issuers that are organized under the laws of a foreign country or that have a substantial portion of their operations or assets in a foreign country or countries, or that derive a substantial portion of their revenue or profits from businesses, investments or sales outside of the United States. The Fund may also invest in foreign securities that are represented in the United States securities markets by American Depositary Receipts (“ADRs”) or similar depository arrangements. The Fund’s foreign debt investments can be denominated in U.S. dollars or in foreign currencies. Debt securities issued by a foreign government may not be supported by the “full faith and credit” of that government. Although not a principal investment strategy, the Fund may invest in securities of issuers in emerging markets to a significant extent.

The Fund’s portfolio may include securities of well-established companies with large market capitalizations as well as small, unseasoned companies. The Fund’s investment adviser generally defines a large cap company to have a market capitalization in excess of $25 billion and a mid-sized company to have a market capitalization greater than $1 billion, up to $25 billion. Generally, a small cap company is defined by the investment adviser as having a market capitalization of up to $1 billion.

In pursuing its investment objective, the Fund seeks out securities that, in the investment adviser’s opinion, offer some of the best opportunities for growth. The Fund’s investment adviser typically considers the company’s financial soundness, earnings and cash flow forecast and quality of management. The investment adviser takes environmental, social and governance (“ESG”) factors into account in making investment decisions. The Fund’s investment adviser seeks to lower the risks of investing in stocks by using a “top-down approach” of diversification by company, industry, sector, country and currency and focusing on macro-level investment themes.

Principal Risks

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. The risks associated with an investment in the Fund can increase during times of significant market volatility. Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund include:

•

Equity Securities Risk — The securities markets are volatile, and the market prices of the Fund’s securities may decline generally. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

•

Growth Stock Risk — Growth securities typically trade at higher multiples of current earnings than other securities and, therefore, may be more sensitive to changes in current or expected earnings than other equity securities and may be more volatile.

•

Foreign Securities Risk — Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability in the foreign country, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity than in U.S. markets.

•

Emerging Markets Risk — Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

•

Small and Mid-Sized Company Risk — Small and mid-sized company stocks have historically been subject to greater investment risk than large company stocks. The prices of small and mid-sized company stocks tend to be more volatile than prices of large company stocks.

•

Portfolio Selection Risk — The value of your investment may decrease if the investment adviser’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

2	CALAMOS FAMILY OF FUNDS

Calamos International Growth Fund

•

Forward Foreign Currency Contract Risk — Forward foreign currency contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. The Fund may not fully benefit from, or may lose money on, forward foreign currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund’s holdings.

Fund Performance

The following bar chart and table indicate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the sales charge of the Fund’s Class A shares; if it did, the total returns shown would be lower. As always, please note that the Fund’s past performance (before and after taxes) cannot predict how it will perform in the future. Updated performance information is available at no cost by visiting www.calamos.com or by calling 800.582.6959.

CLASS A ANNUAL TOTAL RETURN FOR YEARS ENDED 12.311

Highest Quarterly Return:	29.02% (6.30.09)	Lowest Quarterly Return:	-26.31% (12.31.08)
Total Return January 1 - June 30, 2018: -3.87%

Average Annual Total Returns as of 12.31.17

The following table shows how the Fund’s average annual performance (before and after taxes) for the one-, five- and ten-year periods ended December 31, 2017 and since the Fund’s inception compared with broad measures of market performance. “Since Inception” returns shown for each index are returns since the inception of the Fund’s Class A shares, or since the nearest subsequent month end when comparative index data is available only for full monthly periods. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. “Return After Taxes on Distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The after-tax returns are shown only for Class A shares, and are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class A will vary from returns shown for Class A. “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

PROSPECTUS	|	September 17, 2018	3

Calamos International Growth Fund

AVERAGE ANNUAL TOTAL RETURNS — FOR THE PERIODS ENDED 12.31.17[1]
	INCEPTION DATE OF CLASS	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
Class A	3.16.05
Load Adjusted Return before taxes		32.55%	6.44%	3.64%	7.52%
Load Adjusted Return after taxes on distributions		31.42%	5.75%	3.35%	7.24%
Load Adjusted Return after taxes on distributions and sale of Fund shares		19.43%	5.02%	2.91%	6.28%
Class C	3.16.05
Load Adjusted Return before taxes		37.22%	6.68%	3.37%	7.13%
Class I	3.16.05
Load Adjusted Return before taxes		39.57%	7.75%	4.41%	8.20%
MSCI EAFE Growth Index		29.34%	9.18%	3.05%	6.17%
MSCI ACWI ex-US Growth Index		32.47%	8.35%	2.76%	6.55%

1	Because the Fund’s Class R6 shares have not commenced operations as of the date of this prospectus, the information provided above represents the performance of the Fund’s Class A shares. Class R6 shares would have substantially similar performance because the shares are invested in the same portfolio of securities. The gross annual returns of the Class R6 shares will be different from the gross annual returns of Class A shares because the Total Annual Fund Operating Expenses associated with that class will be different.

The MSCI ACWI ex US Growth Index is designed to measure the equity market performance of companies outside of the United States with higher growth values in developed and emerging markets. The MSCI ACWI ex US Growth Index is provided to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests.

Investment Adviser

Calamos Advisors LLC

PORTFOLIO MANAGER/ FUND TITLE (IF APPLICABLE)	PORTFOLIO MANAGER EXPERIENCE IN THE FUND	PRIMARY TITLE WITH INVESTMENT ADVISER
John P. Calamos, Sr. (President, Chairman)	since Fund’s inception	Founder, Chairman, and Global CIO
John Hillenbrand	since Fund’s inception	SVP, Sr. Co-Portfolio Manager
Nick Niziolek	5 years	SVP, Sr. Co-Portfolio Manager
Eli Pars	3 years	SVP, Sr. Co-Portfolio Manager
Jon Vacko	since Fund’s inception	SVP, Sr. Co-Portfolio Manager
Dennis Cogan	5 years	SVP, Co-Portfolio Manager

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Other Important Information Regarding Fund Shares” on page 5 of the prospectus.

4	CALAMOS FAMILY OF FUNDS

Other Important Information Regarding Fund Shares

Buying and Redeeming Class R6 Shares

Class R6 shares are available to employer-sponsored retirement and benefit plans, held either at the plan level or through omnibus accounts that generally process no more than one net redemption and one net purchase transaction each day. You may purchase shares from your benefit plan record-keeper or financial intermediary or directly from the Calamos Family of Funds through the Fund’s transfer agent.

Notice to Plan Participants

The purchase and redemption options identified in this prospectus are generally available to plan administrators and/or the plans themselves, but not to the individual participants of such plans. Plan participants should contact the financial intermediary and/or plan administrator through which the plan is held for additional information on their respective plan assets and/or how to transact in their respective plan assets, as the Fund’s transfer agent, US Bancorp Fund Services LLC, will generally have no information with respect to or control over an individual participant’s plan assets. For direct investments, please note that neither the Fund nor its transfer agent offers master plan documentation and/or record-keeping services.

Minimum Initial Investment

Class R6: None

Minimum Additional Investment

Class R6: None

To Place Orders

Please contact your benefit plan record-keeper or financial intermediary, or to place your order directly, contact the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, toll-free at 800.582.6959 for further instructions.

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Transaction Policies

The Fund’s shares are redeemable. In general, investors may purchase or redeem Fund shares on any day the New York Stock Exchange is open by written request (to the address noted above), by wire transfer, by telephone (at the number noted above), or through a financial intermediary, depending first on how the shares are held. Orders to buy and redeem shares are processed at the next net asset value (share price or “NAV”) to be calculated only on days when the New York Stock Exchange is open for regular trading.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income or capital gains, except when your investment is in a 401(k) or other tax-advantaged investment plan. Any distributions from a retirement account or 401(k) plan may be taxed as ordinary income when withdrawn from such account or plan. Special tax rules apply to investments held through defined contribution plans and other tax-qualified plans.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PROSPECTUS	|	September 17, 2018	5

Additional Information About Investment Strategies and Related Risks

What are the investment objective and principal strategies for the Fund?

When buying and selling growth-oriented securities, the investment adviser focuses on the company’s earnings growth potential coupled with financial strength and stability. When buying and selling value-oriented securities, the investment adviser focuses on how a company’s stock is valued relative to what the Fund’s investment adviser considers to be the company’s worth, the financial strength of the issuer and whether there is a near-term catalyst that could trigger an increase in the stock’s price. Whether examining growth-oriented or value-oriented securities for selection, the Fund focuses on individual stock selection (referred to as a “bottom-up approach”) and quantitative research.

In seeking to meet the Fund’s investment objective, the Fund’s investment adviser utilizes highly disciplined institutional management strategies designed to help enhance investment returns while managing risk. As part of these strategies, an in-depth proprietary analysis is employed on an issuing company and its securities. At the portfolio level, risk management tools are also used, such as diversification across companies, sectors and industries to achieve a risk-reward profile suitable for the Fund’s objective.

The Fund’s investment objective may not be changed without the approval of a “majority of the outstanding” shares of that Fund, as defined in the Investment Company Act of 1940 (the “1940 Act”). There can be no assurance that the Fund will achieve its investment objective.

Principal Risks of Investing in the Fund

This prospectus describes the risks you may face as an investor in the Fund. It is important to keep in mind that generally, investments with a higher potential reward also have a higher risk of losing money. The reverse is also commonly true: the lower the risk, the lower the potential reward. However, as you consider an investment in the Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in this investment for a long period of time to ride out down periods.

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time, and it is possible to lose money.

In response to market, economic, political, or other conditions, the Fund may temporarily invest for defensive purposes. If the Fund does so, different factors could affect the Fund’s performance, and the Fund may not achieve its investment objective.

What are the principal risks specific to the Fund?

Market Risk. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. If there is a general decline in the stock or fixed-income market, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests.

Market Disruption Risk. Certain events have a disruptive effect on securities markets, including but not limited to, terrorist attacks, war and other geopolitical events or catastrophes. The Fund’s investment adviser, CALAMOS ADVISORS, cannot predict the effect of similar events in the future on the U.S. or foreign economies. Certain securities such as high yield and equity securities tend to be impacted more by these events than other types of securities in terms of price and volatility.

Recent Market Events. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil. This turmoil resulted in unusual and extreme volatility in the equity and debt markets, in the prices of individual securities and in the world economy. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events, geopolitical events (including wars and terror attacks), measures to address budget deficits, downgrading of sovereign debt, declines in oil and commodity prices, dramatic changes in currency exchange rates, and public sentiment. In addition, many governments and quasi-governmental entities throughout the world have responded to the turmoil with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates.

6	CALAMOS FAMILY OF FUNDS

Additional Information About Investment Strategies and Related Risks

Following the financial crisis that began in 2007, the Federal Reserve attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate low. More recently, the Federal Reserve has terminated certain of its market support activities and began raising interest rates. The withdrawal of this support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities. Additionally, with continued economic recovery and the cessation of certain market support activities, the Fund’s may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates. These policy changes may reduce liquidity for certain of the Fund’s investments, causing the value of the Fund’s investments and share price to decline. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance.

Continuing uncertainty as to the status of the Euro and the European Monetary Union (“EMU”) and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. In June 2016, the United Kingdom approved a referendum to leave the European Union (“EU”).

On March 29, 2017, the United Kingdom formally notified the European Council of its intention to leave the EU. As a result, the United Kingdom will remain a member state, subject to European law, with privileges to provide services under the single market directives for at least two years from that date. Given the size and importance of the United Kingdom’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the EU may continue to be a source of instability. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the EU. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

As a result of political and military actions undertaken by Russia, the U.S. and the EU have instituted sanctions against certain Russian officials and companies. These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian securities. Such actions could result in a freeze of Russian securities, impairing the ability of a fund to buy, sell, receive, or deliver those securities. Retaliatory action by the Russian government could involve the seizure of US and/or European residents’ assets, and any such actions are likely to impair the value and liquidity of such assets. Any or all of these potential results could have an adverse/recessionary effect on Russia’s economy. All of these factors could have a negative effect on the performance of funds that have significant exposure to Russia.

In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Investment Management Risk. Whether the Fund achieves its investment objective(s) is significantly impacted by whether CALAMOS ADVISORS is able to choose suitable investments for the Fund.

American Depositary Receipts Risk. The stocks of most foreign companies that trade in the U.S. markets are traded as American Depositary Receipts (ADRs). U.S. depositary banks issue these stocks. Each ADR represents one or more shares of foreign stock or a fraction of a share. The price of an ADR corresponds to the price of the foreign stock in its home market, adjusted to the ratio of the ADRs to foreign company shares. Therefore while purchasing a security on a U.S. exchange, the risks inherently associated with foreign investing still apply to ADRs.

Emerging Markets Risk. Investment in foreign securities may include investment in securities of foreign issuers located in less developed countries, which are sometimes referred to as emerging markets. Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries (such as reversals of economic liberalization, political unrest or changes in trading status). These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

PROSPECTUS	|	September 17, 2018	7

Additional Information About Investment Strategies and Related Risks

Equity Securities Risk. Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Forward Foreign Currency Contract Risk. Forward foreign currency contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. The Fund may not fully benefit from, or may lose money on, forward foreign currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund’s holdings. The Fund’s ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at attractive prices, the availability of liquid markets and the ability of the portfolio managers to accurately predict the direction of changes in currency exchange rates. Currency exchange rates may be volatile and may be affected by, among other factors, the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls and speculation. Currency transactions are also subject to the risk that the other party in the transaction will default on its contractual obligation, which would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of a currency, if any, at the current market price. If the Fund enters into a forward foreign currency contract, its custodian will segregate liquid assets of the Fund having a value equal to the Fund’s commitment under such forward contract from day to day, except to the extent that the Fund’s forward contract obligation is covered by liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract.

Foreign Securities Risk. There are special risks associated with investing in foreign securities that are not typically associated with investing in U.S. companies. These risks include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country. Other risks of investing in foreign securities include: less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity in foreign markets than in U.S. markets.

Growth Stock Risk. Growth securities experience relatively rapid earnings growth and typically trade at higher multiples of current earnings than other securities. Therefore, growth securities may be more sensitive to changes in current or expected earnings than other securities. Growth securities also may be more volatile because growth companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can lessen the decreases in stock prices in a falling market. A company may never achieve the earnings expansion the Fund anticipates.

Mid-Sized Company Risk. Mid-sized company stocks have historically been subject to greater investment risk than large company stocks. The risks generally associated with these companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel, and vulnerability to adverse market and economic developments. Accordingly, the prices of mid-sized company stocks tend to be more volatile than prices of large company stocks.

Portfolio Selection Risk. The value of your investment may decrease if the investment adviser’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Securities Lending Risk. The Fund may lend its portfolio securities to broker-dealers and banks in order to generate additional income for the Fund. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. In the event of bankruptcy or other default of a borrower of portfolio securities, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. In an effort to reduce these risks, the Fund’s securities lending agent monitors, and reports to CALAMOS ADVISORS on, the creditworthiness of the firms to which the Fund lends securities. The Fund may also experience losses as a result of a diminution in value of its cash collateral investments.

Small Company Risk. Small company stocks have historically been subject to greater investment risk than mid-sized and large company stocks. The risks generally associated with small companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel, and vulnerability to adverse market and

8	CALAMOS FAMILY OF FUNDS

Additional Information About Investment Strategies and Related Risks

economic developments. Accordingly, the prices of small company stocks tend to be more volatile than prices of mid-sized and large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.

Portfolio security holdings disclosure

A description of the Fund’s policies and procedures in connection with the disclosure of portfolio security holdings of the Fund is available in the statement of additional information and on the Fund’s website, www.calamos.com.

PROSPECTUS	|	September 17, 2018	9

Fund Facts

Who manages the Fund?

The Fund’s investments are managed by CALAMOS ADVISORS LLC, 2020 Calamos Court, Naperville, IL. CALAMOS ADVISORS is a wholly owned subsidiary of CALAMOS INVESTMENTS LLC (“CILLC”). CALAMOS ASSET MANAGEMENT, INC. (“CAM”) is the sole manager of CILLC. As of June 30, 2018, approximately 22% of the outstanding interests of CILLC was owned by CAM and the remaining approximately 78% of CILLC was owned by CALAMOS PARTNERS LLC (“CPL”). CPL was owned by CALAMOS FAMILY PARTNERS, INC. (“CFP”), John P. Calamos, Sr., and John S. Koudounis. CFP was owned by members of the Calamos family, including John P. Calamos, Sr.

Subject to the overall authority of the board of trustees, CALAMOS ADVISORS provides continuous investment supervision and management to the Fund under a management agreement and also furnishes office space, equipment and management personnel. For these services, the Fund pays CALAMOS ADVISORS a fee based on its average daily net assets, which is accrued daily and paid on a monthly basis. The Fund paid fees (before any reimbursement) under the management agreement during the fiscal year ended October 31, 2017 in the following amounts as a percentage of its average net assets:

FUND	FISCAL YEAR ENDED OCTOBER 31, 2017
Calamos International Growth Fund	0.94%

For the International Growth Fund, the fee payable under the management agreement is determined by calculating a base fee and applying a performance adjustment, as described in further detail below. The payment and calculation of the performance adjustment is subject to the ultimate supervision of the board of trustees. The base fee is at the annual rate of 1.00% on the first $500 million, 0.95% on the next $500 million, 0.90% on the next $5 billion (over $1 billion to $6 billion), and 0.80% on average daily net assets in excess of $6 billion.

For the International Growth Fund, the performance adjustment equally increases or decreases the management fee, on a monthly basis, by  1⁄12 of 0.03% of the Fund’s average daily net assets over the performance measurement period for each full 1% increment amount by which the Fund outperforms or underperforms the MSCI EAFE Growth Index over the performance measurement period on an annualized basis.

The maximum monthly performance adjustment for the Fund is plus or minus  1⁄12 of 0.30% of the Fund’s average daily net assets during the performance measurement period.

The performance adjustment rate is calculated by comparing the Fund’s NAV per Class A share to the performance of the Index over the performance measurement period. The performance measurement period for the International Growth Fund began at the start of the first full month of operation (April 1, 2005) and includes the trailing 36 months.

Because the performance adjustment is tied to the Fund’s performance relative to that of the Index (and not to its absolute performance), the performance adjustment could increase the fee payable to CALAMOS ADVISORS even if the Fund’s shares lose value during the performance measurement period and could decrease that fee even if the Fund’s shares increase in value during the performance measurement period. For purposes of computing the base fee and the performance adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the base fee, versus average daily net assets during the performance measurement period for the performance adjustment). Fund performance is calculated net of expenses, whereas the Index does not bear any fees or expenses. Reinvestment of dividends and distributions are included in calculating the performance of both the Fund and the Index. The base fee is calculated and accrued daily. The performance adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The management fee is paid monthly in arrears. If the board of trustees determines that another index is appropriate for the Fund, it may designate a successor index to be substituted for the Index, subject to approval by shareholders.

CALAMOS ADVISORS has contractually agreed to limit the annual ordinary operating expenses of the Class R6 shares for International Growth Fund (as a percentage of average net assets) to 0.85% less the annual sub-transfer agency ratio for the Fund (equal to the aggregate sub-transfer agency expenses common to the other shares classes of the Fund divided by the aggregate average annual net assets of the Fund’s other share classes), provided that such limitations for any period will be adjusted upward or downward

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by the performance adjustment for the period. For example, a 0.10% upward adjustment to the management fee would mean that CALAMOS ADVISORS would reimburse Fund expenses so that total annual fund operating expenses for Class R6 shares are limited to 0.95% less the annual sub-transfer agency ratio. For purposes of this expense limitation agreement, operating expenses do not include taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any. This expense limitation agreement is binding on CALAMOS ADVISORS through March 1, 2022 for the Fund. This undertaking is binding on CALAMOS ADVISORS and any of its successors and assigns. This agreement is not terminable by either party.

At a meeting held on June 29, 2018, the board of trustees unanimously approved the management agreement for the Fund. A discussion regarding the basis for the approval by the board of trustees of the management agreement for the Fund will be included in the Fund’s annual report to shareholders for the fiscal year ending October 31, 2018.

CALAMOS ADVISORS LLC has been named as a defendant in a complaint captioned Chill v. Calamos Advisors LLC, et al., which was filed in the United States District Court for the Southern District of New York on February 11, 2015 (the “Complaint”). The Complaint, which was filed by two shareholders of an open-end investment company advised by Calamos, also names as a defendant Calamos Financial Services LLC (CALAMOS ADVISORS LLC and Calamos Financial Services LLC are referred to as the “Defendants”). The Complaint alleges that Calamos breached its fiduciary duty under Section 36(b) of the 1940 Act with respect to its receipt of advisory fees paid by the open-end investment company, and that the Defendants breached their fiduciary duties under Section 36(b) with respect to the receipt of distribution and servicing fees paid by the open-end investment company. The Complaint, which the plaintiffs purport to bring on behalf of the open-end investment company, does not relate to the Fund. The Complaint requests relief in the form of (i) a declaration that the Defendants violated Section 36(b) of the 1940 Act, (ii) permanent enjoinment of the Defendants from further violating Section 36(b), (iii) compensatory damages, including repayment of excessive investment advisory fees and distribution fees, (iv) rescinding such open-end investment company’s investment management agreement and distribution plan and (v) reasonable costs. In April 2017, the parties stipulated to the dismissal, with prejudice, of plaintiffs’ claims that alleged excessive Rule 12b-1 distribution fees and extraction of additional compensation for investment advisory services. As a result, Calamos Financial Services LLC was dismissed from this lawsuit. The stipulation was not the result of a settlement or compromise or the payment of any consideration by Defendants to plaintiffs or plaintiffs’ counsel.

The Defendants believe that the Complaint is without merit, and intend to defend themselves vigorously against the allegations. Calamos also believes that the Complaint will not have a material adverse effect on the ability of CALAMOS ADVISORS LLC to perform its obligations under its investment management agreement with the Fund.

On January 10, 2017, Calamos Asset Management, Inc. (“CAM” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Calamos Partners LLC, a Delaware limited liability company (“Parent”), and CPCM Acquisition, Inc., a Delaware corporation (“Offeror”) and wholly owned subsidiary of Parent, pursuant to which, among other things, (i) Offeror and Parent agreed to make a cash tender offer (the “Offer”) to purchase all of the outstanding shares of CAM’s Class A Common Stock, par value $0.01 per share (the “Shares”), at a purchase price of $8.25 per Share in cash (the “Offer Price”) and (ii) after the completion of the Offer and subject to the satisfaction or waiver of certain conditions, the Offeror would be merged with and into CAM, with CAM continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”). On February 21, 2017, pursuant to the Merger Agreement, Offeror merged with and into CAM, with CAM continuing as the surviving entity and a wholly-owned subsidiary of Parent. The Merger was effected pursuant to Section 251(h) of the General Corporation Law of the State of Delaware pursuant to which no stockholder vote was required to consummate the Merger. Each outstanding Share that was not tendered and accepted pursuant to the Offer (other than Shares held in the treasury of the Company, or that were owned at the commencement of the Offer by Offeror and certain of its affiliates, or owned by any stockholder that properly demanded and perfected appraisal rights) was cancelled and converted into the right to receive cash consideration (without interest) in an amount equal to the Offer Price. The following litigation is pending and relates to the Merger.

In Re Calamos Asset Management, Inc. Stockholder Litigation, Consolidated, C.A. No. 2017-0058 (Court of Chancery, State of Delaware) — In July 2017 five previously filed and outstanding putative stockholder class action lawsuits were consolidated into a single action. The operative Complaint in the Consolidated Action was filed in May 2017 and was titled, Schechter, et al. v. John P. Calamos, Sr., John Koudounis, Calamos Family Partners LLC, Calamos Partners, LLC and CPCM Acquisition, Inc.,

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C.A. No. 2017-0356 (Court of Chancery, State of Delaware). The operative Complaint alleges, among other things, that in developing, negotiating, and carrying out the Offer and the Merger, the defendants exploited their control of CAM, breached the fiduciary duties they owed to CAM and its shareholders, and deprived CAM’s stockholders of fair consideration for their shares. The alleged breaches of duty include preventing CAM’s Special Committee (comprised of CAM’s independent board members) from negotiating with the defendants at arm’s length; withholding material information about CAM’s financial prospects from the Special Committee and CAM stockholders; and knowingly depressing CAM’s stock price during the period leading up to the Offer. Similar allegations are made separately against Messrs. Calamos and Koudounis, who also are alleged to have breached their fiduciary duties as directors and officers of CAM. The Complaint seeks to certify a class of plaintiffs consisting of plaintiffs and all other former holders of CAM’s Class A stock (except for the defendants and their affiliates and successors in interest), and the Complaint seeks to recover for the putative class members certain rescissory and compensatory damages in an amount to be proven at trial, as well as pre and post-judgment interest and reasonable attorneys’ and experts’ fees. CAM believes that the plaintiff’s allegations are without merit and expects that the defendants will defend against them vigorously.

In Re Appraisal of Calamos Asset Management, Inc., Consolidated C.A. No. 2017-0139-JTL (Court of Chancery, State of Delaware) — In August 2017 two previously filed and outstanding appraisal actions were consolidated into a single action. The operative Complaint in the Consolidated Action was filed in February 2017 and was titled The Mangrove Partners Master Fund, Ltd v. Calamos Asset Management, Inc., C.A. No. 2017-0139 was filed in the Court of Chancery of the State of Delaware. The operative Complaint seeks an appraisal under Section 262 of the General Corporation Law of the State of Delaware (“DGCL”). The Mangrove Partners Master Fund, Ltd. (“Mangrove”) alleges it is the beneficial owner of 2,767,490 Class A common stock of Calamos Asset Management, Inc. (“CAM”). (Fair Value Investments, Inc., the other appraisal petitioner, and together with Mangrove (the “Petitioners”), alleges it is the beneficial owner of 100 Class A common stock of CAM.). The Petitioners allege that each properly demanded appraisal as to said shares and that Section 262 of the DGCL entitles Petitioners to direct payment by CAM of the fair value of Petitioners’ shares with interest and an award of costs, including attorneys’ fees and experts’ fees. CAM believes that the Petitioner’s allegations are without merit and will defend against them vigorously.

Portfolio Managers

John P. Calamos, Sr. During the past five years, John P. Calamos, Sr. has been President and Trustee of the Calamos Investment Trust (“Trust”) and for CALAMOS ADVISORS: Founder, Chairman and Global Chief Investment Officer (“Global CIO”) since August 2016; Chairman and Global CIO from April to August 2016; Chairman, Chief Executive Officer and Global Co-CIO between April 2013 and April 2016; Chief Executive Officer and Global Co-CIO between August 2012 and April 2013; and Chief Executive Officer and Co-CIO prior thereto.

Dennis Cogan. Dennis Cogan joined CALAMOS ADVISORS in March 2005 and since March 2013 is a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst.

John Hillenbrand. John Hillenbrand joined CALAMOS ADVISORS in 2002 and since September 2015 is a Co-CIO, Head of Multi-Asset Strategies and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager. From March 2013 to September 2015 he was a Co-Portfolio Manager. Between August 2002 and March 2013 he was a senior strategy analyst.

Nick Niziolek. Nick Niziolek joined CALAMOS ADVISORS in March 2005 and has been a Co-CIO, Head of International and Global Strategies, as well as a Senior Co-Portfolio Manager, since September 2015. Between August 2013 and September 2015 he was a Co-Portfolio Manager, Co-Head of Research. Between March 2013 and August 2013 he was a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst.

Eli Pars. Eli Pars joined CALAMOS ADVISORS in May 2013 and has been Co-CIO, Head of Alternative Strategies and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager, since September 2015. Between May 2013 and September 2015, he was a Co-Portfolio Manager. Previously, he was a Portfolio Manager at Chicago Fundamental Investment Partners from February 2009 until November 2012.

Jon Vacko. Jon Vacko joined CALAMOS ADVISORS in 2000 and has been a Sr. Co-Portfolio Manager since September 2015. Previously, he was a Co-Portfolio Manager from August 2013 to September 2015; prior thereto he was a Co-Head of Research and Investments from July 2010 to August 2013.

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The Fund’s statement of additional information provides additional information about the portfolio managers, including other accounts they manage, their ownership in the CALAMOS FAMILY OF FUNDS and their compensation.

Team Approach to Management. CALAMOS ADVISORS employs a “team of teams” approach to portfolio management, led by the Global CIO and our CIO team consisting of 5 Co-CIOs with specialized areas of investment expertise. The Global CIO and Co-CIO team are responsible for oversight of investment team resources, investment processes, performance and risk. As heads of investment verticals, Co-CIOs manage investment team members and, along with Co-Portfolio Managers, have day-to-day portfolio oversight and construction responsibilities of the investment strategies. While investment research professionals within each Co-CIO’s team are assigned specific strategy responsibilities, they also provide support to other investment team verticals, creating deeper insights across a wider range of investment strategies. The combination of specialized investment teams with cross team collaboration results in what we call our team of teams approach.

This team of teams approach is further reflected in the composition of CALAMOS ADVISORS’ Investment Committee, made up of the Global CIO, the Co-CIO team, the Head of Global Trading and Investment Risk Management, and the Director of Research. Other members of the investment team participate in Investment Committee meetings in connection with specific investment related issues or topics as deemed appropriate.

The structure and composition of the Investment Committee results in a number of benefits, as it:

•	Leads to broader perspective on investment decisions: multiple viewpoints and areas of expertise feed into consensus;

•	Promotes collaboration between teams; and

•	Functions as a think tank with the goal of identifying ways to outperform the market on a risk-adjusted basis.

The objectives of the Investment Committee are to:

•	Form the firm’s top-down macro view, market direction, asset allocation, and sector/country positioning.

•	Establish firm-wide secular and cyclical themes for review.

•	Review firm-wide and portfolio risk metrics, recommending changes where appropriate.

•	Review firm-wide, portfolio and individual security liquidity constraints.

•	Evaluate firm-wide and portfolio investment performance.

•	Evaluate firm-wide and portfolio hedging policies and execution.

•	Evaluate enhancements to the overall investment process.

John P. Calamos, Sr., Founder, Chairman and Global CIO, is responsible for the day-to-day management of the team, bottom-up research efforts and strategy implementation. John Hillenbrand, Nick Niziolek, Eli Pars, and Jon Vacko are each Sr. Co-Portfolio Managers and Dennis Cogan is a Co-Portfolio Manager for the Fund. Paul Mitchell, Director of Research, is responsible for developing and enhancing both fundamental and quantitative research processes and resources, working in partnership with senior investment personnel.

What classes of shares does the Fund offer?

This prospectus offers one class of shares of the Fund: Class R6. Class A, Class C and Class I shares, which have different expense structures, are offered by a separate prospectus. The different classes of Fund shares are investments in the same portfolio of securities, but each class of shares has different expenses and will likely have different net asset values (“NAVs”).

Class R6 Shares

Class R6 shares are offered at NAV with no initial sales charge. There is no contingent deferred sale charge. R6 shares of the Fund are available for use by employer-sponsored retirement and benefit plans, held either at the plan level or through omnibus accounts that generally process no more than one net redemption and one net purchase transaction each day. Eligible employer-sponsored retirement and benefit plans include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan’s broker, dealer or other financial intermediary

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(“financial intermediary”) has an agreement with the Fund’s distributor (CALAMOS FINANCIAL SERVICES LLC (the “Distributor”) or the Adviser to utilize Class R6 shares in certain investment products or programs (“specified benefit plans”). Class R6 shares are not available to retail or institutional investors that are not specified benefit plans. Class R6 shares are not available to Traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual participant-level 403(b) plans or 529 portfolios.

Share Class Conversions

As deemed appropriate and if found to be in the best interest of the shareholders affected, the Fund may make available share class conversion options, at its sole discretion. Holders of a certain share class issued by the Fund may be eligible to convert their shares for another share class of the same Fund provided that they: (1) hold their shares through an institution that has a valid sales agreement, for the share classes involved, with CFS authorizing such a conversion; and (2) are otherwise eligible to invest in the share classes involved through their financial intermediary in accordance with the criteria set forth in this prospectus. Shares still subject to a contingent deferred sales charge are not eligible for such conversions. Share class conversions are not eligible for contingent deferred sales charge waivers. For federal income tax purposes, a same-Fund conversion generally will not result in the recognition by the investor of a capital gain or loss. However, investors should consult their own tax or legal adviser to discuss their particular circumstances. Shareholders should contact their financial intermediary for information on share class availability, and should read and consider the corresponding prospectus before any such conversion.

Closed Fund Policies

The Fund reserves the right to reject any order for the purchase of shares in whole or in part for any reason, and to suspend the sale of shares to the public in response to conditions in the securities markets or otherwise.

What is the minimum amount I can invest in the Fund?

There is no minimum initial investment for Class R6 shares for participants in employer-sponsored retirement and benefit plans.

How can I buy shares?

Notice to Plan Participants

The purchase and redemption options identified in this prospectus are generally available to plan administrators and/or the plans themselves, but not to the individual participants of such plans. Plan participants should contact the financial intermediary and/or plan administrator through which the plan is held for additional information on their respective plan assets and/or how to transact in their respective plan assets, as the Fund’s transfer agent, US Bancorp Fund Services LLC, will generally have no information with respect to or control over an individual participant’s plan assets. For direct investments, please note that neither the Fund nor its transfer agent offers master plan documentation and/or record-keeping services.

Benefit plan participants may purchase Class R6 shares only through specified benefit plans. In connection with the purchase, the plan record-keeper or financial intermediary may charge for such services. Specified benefit plans may also purchase Class R6 shares through the Fund’s transfer agent, US Bancorp Fund Services LLC. To make direct investments, please call us toll free at 800.582.6959. Specified benefit plans that purchase their shares directly from the Fund must hold their shares in an omnibus account at the benefit plan level.

The offering price for shares will be based on the NAV per share next computed after receipt by the Fund’s transfer agent of your purchase order in good form on any day the New York Stock Exchange (the “NYSE”) is open for trading. Generally, if you place your order by 4:00 p.m. Eastern time, you will receive that day’s offering price. Orders placed after 4:00 p.m. Eastern time will receive the following business day’s offering price.

We generally do not sell Fund shares to investors residing outside the U.S., Puerto Rico, Guam and the U.S. Virgin Islands, even if they are U.S. citizens or lawful permanent residents of the U.S. We will sell shares to investors residing outside the U.S. if they have U.S. military APO or FPO addresses.

Specified benefit plans will hold Class R6 shares (either directly or through a financial intermediary and/or plan record-keeper) in nominee or street name as the plan’s agent. In most cases, the Fund’s transfer agent, US Bancorp Fund Services LLC, will have no

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information with respect to or control over accounts of specific Class R6 shareholders and participants may obtain information about their accounts only through their plan. Class R6 shares are only available through a financial intermediary if the financial intermediary will not receive from Fund assets or the Distributor’s or an affiliate’s resources any commission payments, service fees (including sub-transfer agent and networking fees), or distribution fees (including Rule 12b-1 fees) with respect to assets invested in Class R6 shares. Certificates for Class R6 shares will not be issued.

If you are a participant in a specified benefit plan, you generally may buy shares using the following methods:

By mail

You may purchase shares of the Fund by sending a check payable to the CALAMOS FAMILY OF FUNDS, along with a completed account application, to the Fund’s transfer agent: U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. A subsequent investment may be made by detaching the investment stub from your account statement and sending it, along with your check, in the envelope provided with your statement. If you do not have the investment stub, include the Fund name, your name, address, and account number on a separate piece of paper along with your check. All checks must be drawn on a U.S. bank in U.S. funds. To prevent check fraud, the Fund will not accept Treasury checks, credit card checks, traveler’s checks, starter checks or checks written by third parties for the purchase of shares. The Fund also will not accept payment in cash, money orders, post-dated checks, or conditional orders for the purchase of shares. A $25 charge will be imposed if any check or electronic funds transfer submitted for investment is returned, and the investor will be responsible for any resulting loss sustained by the Fund. If you purchase shares by check or by electronic funds transfer via the Automatic Clearing House (“ACH”) Network, and redeem them shortly thereafter, payment may be delayed until the transfer agent is reasonably assured that the check or purchase by ACH has been collected, which may take 15 days.

When purchasing shares through a financial intermediary, you may not benefit from certain policies and procedures of the Fund as your eligibility to purchase shares may be dependent upon the policies and procedures of your financial intermediary, including those regarding purchase features of the share class.

Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders is based on when the order is received at the transfer agent’s offices.

By telephone

Once you have established the Fund account, you may make subsequent purchases over the telephone by debiting your bank account, if this purchase option has been pre-authorized on your Fund account. To electronically debit your bank account, you must hold your account at a financial institution that is an ACH member. The Fund will initiate most electronic transfers from your bank account to pay for the share purchase within that same business day. Generally, if your order is received prior to 4 p.m. Eastern time, your shares will be purchased at the next applicable price calculated on the day your order is placed. To permit telephone purchases, your account must be open for 15 calendar days, and you must have authorized telephone purchases on your account application. Call us at 800.582.6959 to purchase shares by telephone or to obtain an account application with the telephone purchase option. If you did not authorize telephone purchases on your original account application, you may request telephone purchases by submitting a request to the Fund’s transfer agent, in writing along with a voided check or savings account deposit slip, at U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201.

When purchasing shares through a financial intermediary, you may not benefit from certain policies and procedures of the Fund as your eligibility to purchase shares may be dependent upon the policies and procedures of your financial intermediary, including those regarding purchase features of the share class.

The Fund may modify or terminate the ability to purchase shares by telephone at any time, or from time to time, without notice to shareholders. If your order to purchase shares of the Fund is canceled because your electronic transfer does not clear, you will be charged a $25 service fee, and you will be responsible for any resulting loss incurred by the Fund. The Fund and its transfer agent will be liable for losses resulting from unauthorized telephone purchases only if the Fund does not follow reasonable procedures

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Fund Facts

designed to verify the identity of the caller. You should immediately verify your trade confirmations when you receive them. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

By wire

You may purchase shares by wiring funds from your bank. To establish and initially fund an account by wire, a completed account application is required before your wire can be accepted. You may mail or deliver by overnight mail your completed account application to the transfer agent. Upon receipt of your completed application, the transfer agent will establish an account for you. Your bank must include the name of the Fund you are purchasing, your Fund account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, N.A.

777 East Wisconsin Avenue

Milwaukee, WI 53202

ABA #075000022

Credit:

U.S. Bancorp Fund Services, LLC

Account #112-952-137

Further Credit:

(name of Fund to be purchased)

(account registration)

(account number)

Before sending any wire, please advise the Fund and its transfer agent of your intent to wire funds by calling us at 800.582.6959. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. Federal fund purchases will be accepted only on a day on which the Fund and the custodian are open for business. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

When purchasing shares through a financial intermediary, you may not benefit from certain policies and procedures of the Fund as your eligibility to purchase shares may be dependent upon the policies and procedures of your financial intermediary, including those regarding purchase features of the share class.

By exchange

You may not exchange Class R6 shares of the Fund for those of another Calamos Fund.

By Automatic Investment Plan

If you own shares of the Fund, you may purchase additional shares of the Fund periodically through the Automatic Investment Plan. Under the Automatic Investment Plan, after your initial investment, you may authorize the Fund to withdraw from your bank checking or savings account an amount that you wish to invest on a regularly scheduled basis. Your financial institution must be a member of the ACH Network to participate.

When purchasing shares through a financial intermediary, you may not benefit from certain policies and procedures of the Fund as your eligibility to purchase shares may be dependent upon the policies and procedures of your financial intermediary, including those regarding purchase features of the share class.

If you wish to enroll in this Automatic Investment Plan, complete the appropriate form. To obtain the form, call 800.582.6959. The Automatic Investment Plan is not available to clients of financial advisors that offer similar investment services. The Fund may terminate or modify this privilege at any time. You may change your investment amount or terminate your participation in the Automatic Investment Plan at any time by calling us at 800.582.6959 or by written notice to the transfer agent at least five calendar days prior to the effective date of the next transaction. A request to change bank information for this Automatic

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Investment Plan may require a signature guarantee. If your order to purchase shares of the Fund is canceled because your electronic transfer does not clear, you will be charged a $25 service fee, and you will be responsible for any resulting loss incurred by the Fund.

How can I sell (redeem) shares?

Notice to Plan Participants

The purchase and redemption options identified in this prospectus are generally available to plan administrators and/or the plans themselves, but not to the individual participants of such plans. Plan participants should contact the financial intermediary and/or plan administrator through which the plan is held for additional information on their respective plan assets and/or how to transact in their respective plan assets, as the Fund’s transfer agent, US Bancorp Fund Services LLC, will generally have no information with respect to or control over an individual participant’s plan assets. For direct investments, please note that neither the Fund nor its transfer agent offers master plan documentation and/or record-keeping services.

You may redeem Class R6 shares of the Fund by contacting us or your financial intermediary and/or plan record-keeper, depending first on how the shares are held. Your financial intermediary or plan record-keeper may charge for its services. For shares held directly only, you may redeem shares from us directly without any additional charges other than those described below.

Once your written instructions to sell shares of the Fund have been received, you may not cancel or revoke your request. It is, therefore, very important that you call us at 800.582.6959 if you have any questions about the requirements for selling shares before submitting your request.

Retirement plan record-keepers, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Fund’s shares, which may be stricter than those described in this prospectus. You should contact your plan/participant record-keeper or financial intermediary for more information on any additional restrictions, limitations or fees that are imposed in connection with transactions in Fund shares.

Through your financial intermediary or plan/participant record-keeper

Class R6 shares are only available through a financial intermediary if the financial intermediary will not receive from Fund assets or the Distributor’s or an affiliate’s resources any commission payments, service fees (including sub-transfer agent and networking fees), or distribution fees (including Rule 12b-1 fees) with respect to assets invested in Class R6 shares.

Shares held for you in your financial intermediary’s or plan/participant record-keeper’s name must be sold through the financial intermediary or plan/participant record-keeper. Subject to any restrictions in the applicable specified benefit plan documents, financial intermediaries or plan/participant record-keepers are obligated to transmit redemption orders to the transfer agent promptly and are responsible for ensuring that redemption requests are in proper form. Specified benefit plans, financial intermediaries or plan/participant record-keepers will be responsible for furnishing all necessary documentation to the Fund’s transfer agent and may charge for their services. Redemption proceeds will be forwarded to the specified benefit plan, financial intermediary or plan/participant record-keeper as promptly as possible and in any event within seven days after the redemption request is received by the transfer agent in good order.

By writing to the Fund’s transfer agent

When your shares are held for you by the Fund’s transfer agent, you may sell your shares by sending a written request to: U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. Your redemption request must:

1.	specify the Fund, your Fund account number and the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed;

2.	be signed by all owners exactly as their names appear on the account; and

3.	for each signature on the redemption request, include a signature guarantee, if necessary.

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Certain types of accounts, such as a trust, corporate, nonprofit or retirement accounts, may require additional documentation for their redemption requests to be deemed to be in good order. In the case of shares held by a corporation, the redemption request must be signed in the name of the corporation by an officer whose title must be stated, and a certified bylaw provision or resolution of the board of directors authorizing the officer to so act may be required. In the case of a trust or partnership, the signature must include the name of the registered shareholder and the title of the person(s) signing on its behalf.

Under certain circumstances, before shares can be redeemed, additional documents may be required in order to verify the authority of the person seeking to redeem.

When redeeming shares through a financial intermediary, you may not benefit from certain policies and procedures of the Fund as your ability to utilize certain redemption features may be dependent upon the policies and procedures of your financial intermediary, including those regarding redemption features of the share class.

Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of redemption requests is based on when the request is received at the transfer agent’s offices.

By telephone

Unless the telephone redemption option was declined on your original account application, you may redeem your shares by telephone and have proceeds sent by check to your address of record by calling us at 800.582.6959. With the telephone redemption option, you may sell up to $50,000 worth of shares on any day. You may not redeem by telephone shares held in an account for which you have changed the address within the preceding 30 days.

If you want redemption proceeds sent to your bank account by either wire transfer (at a current cost of $15 per transfer), or electronic funds transfer via the ACH Network at no cost, you must have selected these alternate payment types on the application. If you have authorized telephone redemptions on your original account application, but would like to change the predetermined bank to which proceeds are sent, please submit your request in writing with a signature guarantee or other acceptable form of authentication from a financial institution source, along with a voided check or savings account deposit slip for the new bank account. Only member banks may transmit funds via the ACH network.

If you declined telephone redemptions on your original account application, you may request the telephone redemption privilege at a later date by submitting a request in writing, which may require a signature guarantee or other acceptable form of authentication from a financial institution source. Please send your request along with a voided check or savings account deposit slip to have proceeds deposited directly into your bank account to U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201.

To redeem shares from your account by telephone, call 800.582.6959. To reduce the risk of fraudulent instruction and to ensure that instructions communicated by telephone are genuine, the Fund will send your redemption proceeds only to the address or bank/brokerage account as shown on their records. The Fund also may record a call, request more information and send written confirmation of telephone transactions. The Fund and its transfer agent will be liable for losses resulting from unauthorized telephone instructions only if the Fund does not follow reasonable procedures designed to verify the identity of the caller. Please verify the accuracy of each telephone transaction as soon as you receive your confirmation statement. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

When redeeming shares through a financial intermediary, you may not benefit from certain policies and procedures of the Fund as your ability to utilize certain redemption features may be dependent upon the policies and procedures of your financial intermediary, including those regarding redemption features of the share class.

During periods of volatile economic and market conditions, you may have difficulty making a redemption request by telephone, in which case you should make your redemption request in writing.

18	CALAMOS FAMILY OF FUNDS

Fund Facts

By wire

Broker-dealers or other sales agents may communicate redemption orders by wire to the Fund’s transfer agent. There is no limit on redemption proceeds sent by wire when using a pre-authorized “telephone redemption by wire” account option, however, you may need to satisfy additional requirements (such as providing a signature guarantee) for wire redemption requests in excess of $50,000, or for redemption requests that are submitted in writing.

When redeeming shares through a financial intermediary, you may not benefit from certain policies and procedures of the Fund as your ability to utilize certain redemption features may be dependent upon the policies and procedures of your financial intermediary, including those regarding redemption features of the share class.

By systematic withdrawal plan

Under the Fund’s Systematic Withdrawal Plan, you may request that the Fund periodically redeem shares having a specified redemption value and send you a check for the proceeds. In order to initiate the Systematic Withdrawal Plan, call 800.582.6959 and request a systematic withdrawal form. Generally, your account must have a share balance of $25,000 or more. Withdrawal proceeds are likely to exceed dividends and distributions paid on shares in your account and therefore may deplete and eventually exhaust your account. The periodic payments are redemption proceeds and are taxable as such. Generally, you may modify or terminate your Systematic Withdrawal Plan by calling us at 800.582.6959 or by written notice to the transfer agent at least seven business days prior to the effective date of the next withdrawal. You may have a check sent to your address of record or you may have proceeds sent to your predetermined bank account via electronic funds transfer through the ACH Network (which may require a signature guarantee).

When redeeming shares through a financial intermediary, you may not benefit from certain policies and procedures of the Fund as your ability to utilize certain redemption features may be dependent upon the policies and procedures of your financial intermediary, including those regarding redemption features of the share class.

Signature Guarantee Program

A signature guarantee is a guarantee that your signature is authentic. A signature guarantee is required for a variety of transactions including, but not limited to, requests for changes to your account or to the instructions for distribution of proceeds. We reserve the right to require a signature guarantee on any transaction at our discretion.

A signature guarantee is designed to protect shareholders and the Fund from fraud by verifying signatures. You can obtain a signature guarantee from most domestic banks, brokers, dealers including CFS, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). An assertion or attestation by a notary public is not a signature guarantee and will not be accepted in place of a signature guarantee.

Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source. The Fund reserves the right to waive any signature guarantee requirement at its discretion.

A signature guarantee, from a Medallion program member or a non-Medallion program member, is required in the following situations:

•	If ownership is being changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	Written requests to wire redemption proceeds (if not previously authorized on the account);

•	When a redemption is received by the transfer agent and the account address has changed within the last 30 calendar days;

•	For all redemptions in excess of $50,000 from any shareholder account.

Redemption requests

The Fund typically expects that it will hold cash or cash equivalents to meet redemption requests. The Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These

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Fund Facts

redemption methods will be used regularly and may also be used in stressed market conditions. The Fund reserves the right to redeem in-kind as described under “Redemption-in-kind”. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in-kind may be used regularly in circumstances as described above, and may also be used in stressed market conditions.

Redemption-in-kind

The Fund reserves the right to pay all or part of a redemption request through an in-kind payment (in the form of securities or other assets instead of cash) if the Adviser reasonably believes that a cash redemption would negatively affect the Fund’s operation or performance or that the redeeming shareholder may be engaged in market timing, frequent trading or other activity disruptive to portfolio management. Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in liquid portfolio securities rather than cash. If that occurs, the redeeming shareholder might incur brokerage and/or other transaction costs to convert the securities to cash.

Processing time

The Fund will send redemption proceeds by check to the address of record or by wire to a predetermined bank account or brokerage account. Redemption proceeds paid by wire will normally be sent on the next business day after receipt of the redemption request. The cost of the wire (currently $15) will be deducted from the redemption proceeds if you are redeeming all of your shares or only a specific number of shares. If you are redeeming a specific dollar amount, the wire fee will be deducted from the remaining balance in the account. You may also have proceeds sent directly to a predetermined bank or brokerage account via electronic funds transfer through the ACH Network if your bank or brokerage firm is an ACH member. There is no charge for an electronic funds transfer through the ACH Network and your proceeds will be credited to your account within two to three business days.

Proceeds from the sale of Fund shares will not be sent to you until the check or ACH purchase used to purchase the shares has cleared, which can take up to 15 calendar days after purchase. You may avoid this delay by buying shares with a wire transfer.

The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission.

Emergency Circumstances

Calamos may postpone the payment of redemption proceeds for up to seven calendar days from the date of redemption. In addition, the Fund can suspend and/or postpone payments of redemption proceeds beyond seven calendar days for:

(1)	any period during which the New York Stock Exchange is closed for other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted;

(2)

any period during which an emergency exists, as a result of which disposal of the securities owned is not reasonably practical or it is not reasonably practical for the Fund to fairly determine the value of its net assets; or

(3)	such other periods as the Securities and Exchange Commission may by order permit for the protection of security holders of the company.

Small accounts

Due to the relatively high cost of handling small accounts, the Fund may give you 30 days written notice that it intends to redeem your shares, at the NAV of those shares, if your account has a value of less than $500. This would not apply if your account value declined to less than $500 as a result of market fluctuations.

20	CALAMOS FAMILY OF FUNDS

Fund Facts

Other Information

Your employer-sponsored retirement and benefit plan may establish various minimum investment requirements and may also establish certain privileges with respect to purchases and redemptions or the reinvestment of dividends. Plan participants should contact their plan record-keeper with respect to these issues. This prospectus should be read in connection with the specified benefit plan’s and/or the financial intermediary’s materials regarding its fees and services.

Transaction information

Share price

The Fund’s share price, or NAV, is determined as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern Time) each day that the NYSE is open, in accordance with Rule 22c-1 of the 1940 Act. The NYSE is regularly closed on New Year’s Day, the third Mondays in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas.

The NAV per share for each class of Fund shares is calculated by dividing the pro rata share of the value of all of the securities and other assets of the Fund allocable to that class of Fund shares, less the liabilities allocable to that class, by the number of shares of the class outstanding. When shares are purchased or sold, the order is processed at the next NAV (plus any applicable sales charge) that is calculated on a day when the NYSE is open for trading, after receiving a purchase or sale order. Because the Fund may invest in securities that are primarily listed on foreign exchanges and trade on days when the Fund does not price its shares, the Fund’s NAV may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. If shares are purchased or sold through an intermediary, it is the responsibility of that intermediary to transmit those orders to the Fund’s transfer agent so such orders will be received in a timely manner.

A purchase or sale order typically is accepted when the Fund’s transfer agent, a financial intermediary or plan record-keeper has received a completed application or appropriate instruction along with the intended investment, if applicable, and any other required documentation.

Valuation Procedures

The valuation of the Fund’s portfolio securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time the Fund determines its NAV. Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV.

When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees. Fixed-income securities are generally traded in the over-the-counter market and are valued by independent pricing services or by dealers who make markets in such securities.

Valuations of fixed income securities consider yield or price of bonds of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the NYSE is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that

PROSPECTUS	|	September 17, 2018	21

Fund Facts

are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Intermediaries

The Fund may authorize intermediaries to accept purchase and redemption orders on the Fund’s behalf. An order properly received by an intermediary will be deemed to have been received by the Fund as of the time of receipt by the intermediary. If you buy or redeem shares through an intermediary, you will pay or receive the Fund’s NAV per share (plus any applicable sales charge) next calculated after receipt and acceptance of the order by the intermediary, after giving effect to any transaction charge imposed by the intermediary. The Fund’s NAV is determined as of the close of regular session trading on the NYSE (normally 4:00 p.m., Eastern time) each day that the NYSE is open for trading.

If you buy and sell Fund shares through a financial intermediary or plan record-keeper, that financial intermediary or plan record-keeper may charge a fee for that service. Any such charges could constitute a substantial portion of a smaller account and may not be in your best interest. When transacting in Fund shares, be sure you understand how your financial intermediary or plan record-keeper calculates fees and tracks transaction activity.

Anti-money laundering compliance

The Fund is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Fund will request the following information from all investors: full name, date of birth, Social Security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Corporate, trust, and other entity accounts must provide additional documentation. The Fund will use this information to verify your identity. The Fund will return your application and the monies received to establish your account if any of this information is missing. After your account is established, the Fund may request additional information from you to assist in verifying your identity. If the Fund is unable to verify your identity, it reserves the right to redeem your account at the current day’s NAV. If at any time the Fund believes you may be involved in suspicious activity or if your identifying information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to “freeze” your account. The Fund also may be required to provide a governmental agency with information about your attempt to establish a new account or about transactions that have occurred in your account. The Fund also may be required to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Fund to inform you that it has taken the actions described above.

22	CALAMOS FAMILY OF FUNDS

Fund Facts

Transaction restrictions

The Fund reserves the right to reject any order for the purchase of shares in whole or in part for any reason, and to suspend the sale of shares to the public in response to conditions in the securities markets or otherwise. The Fund generally expects to inform any investor within 24 hours if a purchase order has been rejected. The Fund is intended for long-term investment purposes only, and is not intended for short-term or excessive trading. Those practices may disrupt portfolio management strategies and/or increase expenses, thus harming Fund performance.

The Fund may, in its discretion, suspend, and may permanently terminate, the purchase privileges or the purchase portion of exchange privileges of any investor who engages in trading activity that the Fund believes would be disruptive to the Fund. Although the Fund will attempt to give prior notice of a suspension or termination of such privileges when it is reasonably able to do so, the suspension or termination may be effective immediately, thereby preventing any uncompleted exchange.

In addition, the Fund receives purchase and sale orders through intermediaries and cannot always identify or reasonably detect short-term or excessive trading that may be facilitated by those intermediaries or by the use of omnibus accounts by those intermediaries. Omnibus accounts are comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Fund, making it more difficult to locate and eliminate short-term or excessive trading. To the degree the Fund is able to identify excessive or short-term trading in accounts maintained by intermediaries, the Fund will seek the cooperation of the intermediary to enforce the Fund’s excessive trading policy. However, there can be no assurance that an intermediary will cooperate in all instances. Certain intermediaries may not presently possess the same operational capabilities to track the number of purchase, redemption or exchange orders made by an individual investor as the Fund, or they may lack such capabilities entirely. Certain intermediaries may possess other capabilities to deter short-term or excessive trading upon which the Fund may rely. In general, the Fund cannot eliminate the possibility that short-term or excessive trading activity will occur in the Fund.

The Fund also reserves the right to restrict the account of any investor with respect to purchase orders or the purchase portion of exchange orders, without prior notice, if the trading activity in the account is determined to be disruptive to the Fund. To minimize harm to the Fund and its shareholders, the Fund may, at the Fund’s sole discretion, exercise these rights if an investor has a history of excessive or disruptive trading. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control. Such restriction typically is placed in the account immediately after such disruptive trading is determined to be occurring.

Excessive trading policies and procedures

Excessive trading may present risks to the Fund’s long-term shareholders. Excessive trading into and out of the Fund can be disruptive to the portfolio, including with respect to the implementation of investment strategies. Excessive trading also may create taxable gains to remaining Fund shareholders and may increase Fund expenses, which may negatively impact investment returns for remaining shareholders.

A fund that invests in foreign securities may be at a greater risk for excessive trading. Some investors may seek to profit from the fact that foreign markets or exchanges normally close earlier in the day than do U.S. markets or exchanges. These investors may seek to engage in a practice known as pricing arbitrage to take advantage of information that becomes available after the close of the foreign markets or exchanges but before the Fund prices its shares, which may affect the prices of the foreign securities held by the Fund. Alternatively, some investors may attempt to benefit from stale pricing — when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV. To the extent that the Fund does not accurately value securities, short-term arbitrage traders may dilute the Fund’s NAV, which may negatively impact long-term shareholders. Although the Fund has adopted policies and procedures intended to reduce their exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, the Fund cannot entirely eliminate the potential for short-term arbitrage trades to dilute the value of Fund shares.

The Fund’s policy is against trading of Fund shares by Fund shareholders that is disruptive to the management of the Fund. In analyzing whether trading is disruptive, the Fund will consider the purpose of the trades, the effects on the Fund’s portfolio and shareholders, and the impact of any costs or administrative charges it may incur (net of any reimbursement by the shareholder). For certain redemption and reinvestment transactions in which the investment adviser or its affiliates may engage, see page 51 of the statement of additional information.

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Fund Facts

The Fund’s policy is against frequent purchases and redemptions of the Fund’s shares that are disruptive to the Fund’s portfolio. The Fund attempts to detect and deter excessive trading through the following methods:

•	imposing restrictions on trading or exchange privileges of investors the Fund believes are engaging in short-term or excessive trading, as described under “Transaction Restrictions;”

•	utilizing fair valuation of securities, as described under “Valuation Procedures;” and

•	monitoring trades.

Although the Fund will take steps to detect and deter abusive trading pursuant to the policies and procedures approved by the board of trustees, there are no assurances that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries as discussed in the “Transaction Restrictions” section.

The Fund’s policies and procedures regarding excessive trading may be modified by the Board of Trustees at any time.

Distributions and taxes

Dividends and capital gains distributions

You may receive two kinds of distributions from the Fund: dividends and capital gains distributions. Unless you requested on the account application or in writing that distributions be made in cash, all dividends and capital gains distributions are paid by crediting you with additional Fund shares of the same class you already own. In addition, under the same shareholder account registration and within the same share class, dividends and distributions from one Fund may be reinvested into another Fund, with this receiving Fund account being subject to the minimum initial investment requirements. These shares are valued at the next NAV per share that is computed after the dividend or distribution date. There is no sales charge applied. The Fund declares dividends annually. Distributions of capital gains, if any, are paid to shareholders by the Fund at least annually.

If a dividend check is returned undeliverable, or if a check remains outstanding for six months, the Fund reserves the right to reinvest those dividends in additional shares of the Fund at the current NAV and to designate the account as a dividend reinvestment account.

You may change the distribution option on your account at any time by calling us at 800.582.6959 or by written notice to the transfer agent at least five calendar days prior to the record date of the next distribution.

Taxes

You may realize a capital gain or capital loss when you redeem shares, provided you hold Fund shares as a capital asset. The gain or loss will be long-term or short-term, depending on how long you owned the Fund shares. In addition to federal income tax, you may also be subject to state and local taxes on the redemption of Fund shares, depending on the laws of your home state and locality.

You may be taxed on dividends from net investment income and capital gains distributions at different rates depending on your tax situation. Dividends paid by the Fund from net investment income generally are taxable to you as ordinary income, unless paid from “qualified dividend income,” as described below. Federal taxes on distributions of capital gains by the Fund are determined by how long the Fund owned the investments that generated the gains, rather than by how long you have owned your shares. Distributions of gains from investments that the Fund owned for more than one year and that are properly reported by the Fund as capital gain dividends will generally be taxable to you as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable to you as ordinary income. Annually, the Fund will advise you of the source of your distributions for tax purposes. Distributions to you are taxable even if they are paid from income or gains earned by the Fund before you invested in the Fund (and thus were included in the price paid for the Fund shares). Distributions are subject to federal income tax, whether received in cash or reinvested in additional Fund shares or shares of another fund, and may be subject to state or local taxes.

A portion of the dividends from net investment income paid by the Fund may be eligible for the reduced rate applicable to “qualified dividend income,” provided that the recipient of the dividend is an individual and that certain holding period and other requirements are met at both the shareholder and Fund level. No assurance can be given as to what portion of the dividends paid by the Fund will consist of “qualified dividend income.”

24	CALAMOS FAMILY OF FUNDS

Fund Facts

The dividends and distributions paid by the Fund are generally taxable to you as of the date of payment, except for those distributions declared and payable to shareholders of record on a date in October, November or December and paid in January of the next year. Such a distribution will be treated as though it were received on December 31 of the year in which it is declared.

Income and proceeds received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. The Fund’s return on investments subject to such taxes will be decreased. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at taxable year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

The Fund’s transactions in derivatives, as well as any of its hedging, short sale, securities loan or similar transactions may be subject to one or more special tax rules. These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders and thus taxes payable by shareholders.

The Fund may be required to withhold federal income tax (“backup withholding”) from payments to you if:

•	you fail to furnish your properly certified Social Security or other tax identification number;

•	you fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income; or

•	the Internal Revenue Service (“IRS”) informs the Fund that your tax identification number is incorrect.

These certifications are contained in the application that you complete and return when you open an account. The Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for the Fund to reimburse you for amounts withheld. Backup withholding is not an additional tax. You may claim the amount withheld as a credit on your federal income tax return, provided you furnish the appropriate information to the IRS.

The above is only a summary of certain federal tax consequences of investing in the Fund. You should consult your tax adviser for more information about your own tax situation, including possible foreign, state, and local taxes.

Other information

Shareholder accounts

Each shareholder of the Fund receives quarterly account statements showing transactions in Fund shares, with a balance denominated in Fund shares. A confirmation will be sent to the shareholder upon purchase, redemption, or change of shareholder address (sent to both the former and the new address).

Retirement plans

You may use the Fund as investments for your profit sharing plan, pension plan, Section 401(k) plan, Section 403(b)(7) plan in the case of employees of public school systems and certain non-profit organizations, and certain other qualified plans. Master plan documentation and information regarding plan administration, fees, and other details are available from your plan record-keeper.

Prospectuses and shareholder reports

The Fund reduces the number of duplicate prospectuses and annual and semiannual reports you receive by sending only one copy of each to those addresses shared by two or more accounts. Call us at 800.582.6959 or write to us at the CALAMOS FAMILY oF FUNDS, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201 if you want to receive individual copies of these documents. The Fund will begin sending you individual copies within 30 days of your request.

PROSPECTUS	|	September 17, 2018	25

Fund Facts

Lost Shareholders, Inactive Accounts and Unclaimed Property

It is important that the Fund maintains a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then it will determine whether the investor’s account can legally be considered abandoned. Mutual fund accounts may be transferred to the state government of an investor’s state of residence if no activity occurs within the account during the “inactivity period” specified in the applicable state’s abandoned property laws, which varies by state. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Please proactively contact the transfer agent at 800.582.6959 at least annually to ensure your account remains in active status. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the transfer agent to complete a Texas Designation of Representative form.

26	CALAMOS FAMILY OF FUNDS

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance during the periods indicated below for Class A, Class C and Class I shares. Class R6 shares had not commenced operations prior to the Fund’s most recent fiscal year end. Only Class R6 shares are offered in this prospectus. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Deloitte & Touche LLP, an independent registered public accounting firm, has audited the information presented for the fiscal year ended October 31, 2017. The report of Deloitte & Touche LLP, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2017, which is available upon request. The unaudited semi-annual financial highlights for the six-months ended April 30, 2018, are included below.

Calamos International Growth Fund

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	CLASS A							CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,					(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2018		2017	2016	2015	2014	2013	2018		2017	2016	2015	2014	2013
Net asset value, beginning of period	$21.55		$16.65	$17.27	$19.27	$19.24	$17.27	$19.72		$15.35	$16.04	$18.18	$18.21	$16.43
Income from investment operations:
Net investment income (loss)(a)	0.01		0.07	0.05	0.09	0.09	0.09	(0.08)		(0.05)	(0.07)	(0.04)	(0.06)	(0.04)
Net realized and unrealized gain (loss)	0.44		4.83	(0.65)	0.02	0.02	1.92	0.42		4.42	(0.60)	0.01	0.03	1.82
Total from investment operations	0.45		4.90	(0.60)	0.11	0.11	2.01	0.34		4.37	(0.67)	(0.03)	(0.03)	1.78

Distributions:
Dividends from net investment income	—		—	—	—	(0.08)	(0.04)	—		—	—	—	—	—
Dividends from net realized gains	(0.82)		—	(0.02)	(2.11)	—	—	(0.82)		—	(0.02)	(2.11)	—	—
Return of capital	—		—	(0.00)*	—	—	—	—		—	(0.00)*	—	—	—
Total distributions	(0.82)		—	(0.02)	(2.11)	(0.08)	(0.04)	(0.82)		—	(0.02)	(2.11)	—	—

Net asset value, end of period	$21.18		$21.55	$16.65	$17.27	$19.27	$19.24	$19.24		$19.72	$15.35	$16.04	$18.18	$18.21

Ratios and supplemental data:
Total return(b)	2.15%		29.43%	(3.46%)	0.94%	0.57%	11.64%	1.78%		28.47%	(4.16%)	0.15%	(0.16%)	10.83%

Net assets, end of period (000)	$132,845		$72,491	$111,036	$209,548	$254,400	$368,964	$26,602		$27,840	$35,537	$47,996	$59,756	$65,622
Ratio of net expenses to average net assets	1.40	%(c)	1.40%	1.38%	1.31%	1.39%	1.40%	2.15	%(c)	2.15%	2.13%	2.06%	2.13%	2.15%
Ratio of gross expenses to average net assets prior to expense reductions	1.49	%(c)	1.46%	1.39%	1.31%	1.39%	1.48%	2.24	%(c)	2.21%	2.14%	2.06%	2.13%	2.23%
Ratio of net investment income (loss) to average net assets	0.08	%(c)	0.41%	0.32%	0.52%	0.43%	0.50%	(0.77	%)(c)	(0.33%)	(0.46%)	(0.23%)	(0.32%)	(0.23%)

	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2018	2017	2016	2015	2014	2013
Portfolio turnover rate	47.2%	100.4%	69.0%	65.0%	81.6%	73.4%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

28	CALAMOS FAMILY OF FUNDS

Calamos International Growth Fund

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2018		2017	2016	2015	2014	2013
Net asset value, beginning of period	$22.01		$16.96	$17.54	$19.50	$19.48	$17.47
Income from investment operations:
Net investment income (loss)(a)	0.03		0.12	0.09	0.14	0.13	0.14
Net realized and unrealized gain (loss)	0.46		4.93	(0.65)	0.01	0.03	1.94
Total from investment operations	0.49		5.05	(0.56)	0.15	0.16	2.08

Distributions:
Dividends from net investment income	—		—	—	—	(0.14)	(0.07)
Dividends from net realized gains	(0.82)		—	(0.02)	(2.11)	—	—
Return of capital	—		—	(0.00)*	—	—	—
Total distributions	(0.82)		—	(0.02)	(2.11)	(0.14)	(0.07)

Net asset value, end of period	$21.68		$22.01	$16.96	$17.54	$19.50	$19.48

Ratios and supplemental data:
Total return(b)	2.29%		29.78%	(3.18%)	1.16%	0.80%	11.97%

Net assets, end of period (000)	$184,288		$175,070	$213,166	$339,909	$410,485	$460,587
Ratio of net expenses to average net assets	1.15	%(c)	1.15%	1.13%	1.06%	1.14%	1.15%
Ratio of gross expenses to average net assets prior to expense reductions	1.24	%(c)	1.21%	1.14%	1.06%	1.14%	1.23%
Ratio of net investment income (loss) to average net assets	0.25	%(c)	0.66%	0.53%	0.78%	0.66%	0.79%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

PROSPECTUS	|	September 17, 2018	29

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If you would like more information about the Fund, the following resources are available upon request, free of charge.

Additional information about the Fund’s investments is available in the Fund’s semiannual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance for the one-year period ended October 31, 2017. The semiannual report contains a similar discussion for the six months ended April 30, 2018.

The Statement of Additional Information provides more detailed information about the Fund and, except for the information in the section entitled “Financial Statements,” is incorporated into this prospectus by reference.

Copies of the reports and the Statement of Additional Information are available, without charge, upon request, by calling 800.582.6959 or by visiting the Fund’s website at www.calamos.com. You can request other information and discuss your questions about the Fund by contacting Calamos Financial Services LLC at:

Calamos Financial Services LLC

2020 Calamos Court

Naperville, Illinois 60563

Telephone: 800.582.6959

You can review the Fund’s reports and Statement of Additional Information at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies for free from the EDGAR database on the Commission’s Internet website at http://www.sec.gov, or for a duplicating fee by calling or writing to:

Public Reference Section of the Commission

Washington, D.C. 20549-1520

Telephone: 202.551.8090

E-mail: publicinfo@sec.gov

FOR 24 HOUR AUTOMATED SHAREHOLDER ASSISTANCE 800.823.7386

TO OBTAIN INFORMATION

ABOUT YOUR INVESTMENTS 800.582.6959

VISIT OUR WEBSITE www.calamos.com

INVESTMENT ADVISER

Calamos Advisors LLC

2020 Calamos Court

Naperville, IL 60563

TRANSFER AGENT

US Bancorp Fund Services, LLC

615 E. Michigan St. 3rd floor Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

Chicago, IL

LEGAL COUNSEL

Ropes & Gray LLP

Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2018 Calamos Investments LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered

trademarks of Calamos Investments LLC.

IGR6PRO 09/18

811-05443

STATEMENT OF ADDITIONAL INFORMATION	September 17, 2018

CALAMOS (R) FAMILY OF FUNDS

Fund	Class R6
Calamos International Growth Fund	CIGOX

2020 Calamos Court

Naperville, Illinois 60563

800.582.6959

This Statement of Additional Information relates to CALAMOS International Growth Fund (the “Fund”), a series of Calamos Investment Trust (the “Trust”). This is not a prospectus, but provides information that should be read in conjunction with the CALAMOS Family of Funds prospectus, dated September 17, 2018 and any supplements thereto, which are incorporated herein by reference. The prospectus may be obtained without charge by writing or telephoning the Fund at the address or telephone numbers set forth above.

IGR6SAI 09/18

THE TRUST AND THE FUND

The Trust was organized as a Massachusetts business trust on December 21, 1987. The Fund is an open-end, diversified management investment company. Prior to June 23, 1997, the name of the Trust was CFS Investment Trust.

INVESTMENT OBJECTIVE

INTERNATIONAL GROWTH FUND seeks long-term capital growth.

The investment objective of the Fund may not be changed without the approval of a “majority of the outstanding” shares of that Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

INVESTMENT PRACTICES

The prospectus contains information concerning the Fund’s investment objective and principal investment strategies and risks. This Statement of Additional Information provides additional information concerning certain securities and strategies used by the Fund and their associated risks.

In pursuing its investment objective, the Fund will invest as described below and in the Fund’s prospectus. The table below indicates whether the Fund, directly or indirectly through its investment in the underlying funds, invests in the securities and instruments listed as part of its principal (P) or non-principal (N) investment strategies.

INVESTMENTS AND INVESTMENT-RELATED PRACTICES	INTERNATIONAL GROWTH FUND
Equity Securities	P
Convertible Securities	N
Synthetic Convertible Instruments	N
Debt Securities (including High Yield Fixed-Income Securities)	N
U.S. Government Obligations	N
Stripped Securities	N
Mortgage-related and Other Asset-backed Securities	N
Loan Participations and Assignments	N
Inflation-indexed Bonds	N
Municipal Bonds	N
Rule 144A Securities	N
Foreign Securities	P
Currency Exchange Transactions	P
Synthetic Foreign Money Market Positions	N
Swaps, Caps, Floors and Collars	N
Structured Products	N
Lending of Portfolio Securities	N
Repurchase Agreements	N
Options on Securities, Indexes and Currencies*	N
Futures Contracts and Options on Futures Contracts	N
Warrants*	N
Portfolio Turnover	N

INVESTMENTS AND INVESTMENT-RELATED PRACTICES	INTERNATIONAL GROWTH FUND
Short Sales	N
“When-Issued” Securities	N
Delayed Delivery Securities	N
Reverse Repurchase Agreements and Other Borrowings	N
Illiquid Securities	N
Temporary Investments	N
Master Limited Partnerships	N
Real Estate Investment Trusts	N

*	Not including those acquired in connection with investments in synthetic convertible instruments.

EQUITY SECURITIES

Equity securities include common and preferred stocks, warrants, rights, and depository receipts. An investment in the equity securities of a company represents a proportionate ownership interest in that company. Therefore, the Fund participates in the financial success or failure of any company in which it has an equity interest.

Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as the issuer’s business performance, investor perceptions, stock market trends and general economic conditions. Equity securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments. See the prospectus for additional information regarding equity investments and their risks.

CONVERTIBLE SECURITIES

Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the security were a non-convertible obligation.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. A convertible security’s value viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” A convertible security’s investment value typically will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

If, because of a low price of the common stock, a convertible security’s conversion value is substantially below its investment value, the convertible security’s price is governed principally by its investment value. If a convertible security’s conversion value increases to a point that approximates or exceeds its investment value, the convertible security’s value will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Holders of convertible securities have a claim on the issuer’s assets prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

SYNTHETIC CONVERTIBLE INSTRUMENTS

The Fund may establish a “synthetic” convertible instrument by combining fixed-income securities (which may be either convertible or non-convertible) with the right to acquire equity securities. In establishing a synthetic instrument, the Fund may pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed- income and convertible components, which may be purchased separately and at different times.

More flexibility is possible in the assembly of a synthetic convertible instrument than in the purchase of a convertible security. Although synthetic convertible instruments may be selected where the two components are issued by a single issuer, the character of a synthetic convertible instrument allows the combination of components representing distinct issuers, when management believes that such a combination would better promote the Fund’s investment objective. A synthetic convertible instrument also is a more flexible investment in that its two components may be purchased separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible instrument but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible instrument faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible instrument. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible instrument includes the fixed-income component as well, the holder of a synthetic convertible instrument also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

The Fund may also purchase synthetic convertible instruments manufactured by other parties, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.

DEBT SECURITIES (INCLUDING HIGH YIELD FIXED-INCOME SECURITIES)

In pursuing its investment objective, the Fund may invest in convertible and non-convertible debt securities, including high yield fixed-income securities (i.e., securities rated BB or lower by Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“S&P”), or Ba or lower by Moody’s Investor Services, Inc. (“Moody’s”)) and securities that are not rated but are considered by Calamos Advisors LLC (“Calamos Advisors”), the Fund’s investment adviser, to be of similar quality. There are no restrictions as to the ratings of debt securities that may be acquired by the Fund or the portion of the Fund’s assets that may be invested in debt securities in a particular rating category. Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. High yield fixed-income securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

Achievement by the Fund of its investment objective will be more dependent on Calamos Advisors’ credit analysis than would be the case if the Fund were investing in higher-quality debt securities. Because the ratings of rating services (which evaluate the safety of principal and interest payments, not market risks) are used only as preliminary indicators of investment quality, Calamos Advisors employs its own credit research and analysis. These analyses may take into consideration such quantitative factors as an issuer’s present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.

Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

U.S. GOVERNMENT OBLIGATIONS

U.S. Government Obligations include securities that are issued or guaranteed by the U.S. Treasury or by various U.S. Government agencies and instrumentalities. U.S. Treasury obligations (“U.S. Treasuries”) include Treasury bills, Treasury notes, and Treasury bonds. U.S. Treasuries also include the separate principal and interest components of U.S. Treasuries that are traded under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. U.S. Treasury obligations are backed by the full faith and credit of the U.S.

Obligations issued or guaranteed by U.S. Government agencies and instrumentalities may be supported by any of the following: (a) the full faith and credit of the U.S., (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) the discretionary authority of the U.S. Treasury to lend to such Government agency or instrumentality, or (d) the credit of the agency or instrumentality. Government agencies that issue or guarantee securities backed by the full faith and credit of the U.S. include the Government National Mortgage Association (“GNMA”) and the Small Business Administration. Government agencies and instrumentalities that issue or guarantee securities not backed by the full faith and credit of the U.S. include the Federal Farm Credit Banks, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (“FHLMC”), the Federal National Mortgage Association (“FNMA”), the Federal Land Bank, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. in the event the agency or instrumentality does not meet its commitment.

In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through U.S. Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, the U.S. Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. From the end of 2007 through the first quarter of 2014, FNMA and FHLMC have received U.S. Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, they have repaid approximately $203 billion in senior preferred dividends to the U.S. Treasury over the same period. FNMA and FHLMC ended the second quarter of 2014 with positive net worth and, as a result, neither required a draw from the U.S. Treasury. In April 2014, FHFA projected that FNMA and FHLMC would require no additional draws from the U.S. Treasury through the end of 2015. However, FHFA also conducted a stress test mandated by the Dodd-Frank Act, which suggested that in a “severely adverse scenario” additional U.S. Treasury support of between $84.4 billion and $190 billion (depending on the treatment of deferred tax assets) might be required. Nonetheless, no assurance can be given that the Federal Reserve or the U.S. Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act (“TCCA”) of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to Treasury with respect to all loans acquired by FNMA and FHLMC on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured, or eliminated altogether. FNMA reported in the second quarter of 2014 that there was “significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, what form we will have, and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated and whether we will continue to exist following conservatorship.” FHLMC faces similar uncertainty about its future role. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

The Fund may invest in securities issued or guaranteed by any of the entities listed above or by any other agency established or sponsored by the U.S. Government, provided that the securities are otherwise permissible investments of the Fund. Certain U.S. Government Obligations that have a variable rate of interest readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

The Fund’s yield will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors. The prepayment experience of the mortgages underlying mortgage-related securities, such as obligations issued by GNMA, may affect the value of, and return on, an investment in such securities.

STRIPPED SECURITIES

Stripped securities include Treasury receipts, securities of government-sponsored enterprises (“GSEs”), stripped mortgage-backed securities (“SMBS”), and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government, mortgage and other obligations. The stripped securities purchased are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time. The Fund will not purchase stripped securities that are subject to direct prepayment or extension risk, although in the case of SMBS, their underlying securities may be subject to such risks. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS that are structured to receive interest only are extremely sensitive to changes in the prevailing interest rates as well as the rate of principal payments (including prepayments) on the related underlying mortgage assets, and are therefore much more volatile than SMBS that receive principal only.

Stripped securities may also include participations in trusts that hold U.S. Treasury securities such as Treasury Investors Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

The Fund may invest in mortgage- or other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, SMBSs and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages accelerate the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal- only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities.

The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Fund may invest in other asset-backed securities that have been offered to investors.

LOAN PARTICIPATIONS AND ASSIGNMENTS

Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the participating lender, and may assume the credit risk of both the lender and the borrower. Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the Fund could benefit from becoming part owner of any collateral, however, the Fund would bear the costs and liabilities associated with owning and disposing of the collateral.

The Fund may have difficulty disposing of assignments and participations. In the event no liquid market for one of these obligations exists, the Fund anticipates that such obligation could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse effect on the Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations may also make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund’s portfolio and calculating its net asset value. Additionally, substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements.

INFLATION-INDEXED BONDS

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation- indexed bonds does not adjust according to the rate of inflation.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income to the Fund in the year in which it occurs, even though the Fund does not receive any principal payment in cash until maturity.

MUNICIPAL BONDS

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Fund may invest include municipal lease obligations. The Fund may also invest in securities issued by entities whose underlying assets are municipal bonds. The Fund may invest, without limitation, in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every seven to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase. Since February 2008, a significant number of auction rate municipal bonds have failed to attract buyers, resulting in “failed auctions” and a resetting of the periodic rates to rates in excess of that which would otherwise prevail in the short-term market. The auction failures have affected municipal issuers throughout the nation. Failed auctions generally do not reflect the credit strength of individual issuers, but reflect concerns relating to bond insurers that have insured these auction rate bonds as well as changes in the operation of the auction rate market itself. As an outcome of these failed auctions, governmental issuers have experienced significantly higher service costs on auction rate bonds, and bondholders may experience significantly less liquidity than has been anticipated.

RULE 144A SECURITIES

The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale by certain qualified institutional buyers, such as the Fund, under Rule 144A (“Rule 144A Securities”) under the Securities Act of 1933, as amended (the “Securities Act”). Calamos Advisors, under the supervision and oversight of the Trust’s board of trustees, will consider whether Rule 144A Securities are illiquid and thus subject to the Fund’s restriction of investing no more than a specified percentage of its net assets in securities that are illiquid at the time of purchase. A determination of whether a Rule 144A Security is liquid or not is a question of fact. In making this determination, Calamos Advisors will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A Security. In addition, Calamos Advisors may consider the (1) frequency of trades and quotes for the security, as well as equivalent or underlying securities (e.g. the underlying common stock of a convertible security), (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities will be monitored and, if as a result of changed conditions, it is determined that a Rule 144A Security is no longer liquid, the Fund’s holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A Securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

FOREIGN SECURITIES

The Fund may invest all of its net assets in securities of foreign issuers. A foreign security is a security issued by a foreign government or a company whose country of incorporation is a foreign country. For this purpose, foreign securities include American Depositary Receipts (ADRs) or securities guaranteed by a U.S. person but which represent underlying shares of foreign issuers, and may include foreign securities in the form of European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other securities representing underlying shares of foreign issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts listed on the Luxembourg Stock Exchange evidencing a similar arrangement. GDRs are U.S. dollar-denominated receipts issued by international banks evidencing ownership of foreign securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in foreign securities markets. The Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

To the extent positions in portfolio securities are denominated in foreign currencies, the Fund’s investment performance is affected by the relative strength or weakness of the U.S. dollar against those currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. (See discussion of transaction hedging and portfolio hedging below under “Currency Exchange Transactions.”)

Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; greater costs of buying, holding and selling securities, including brokerage, tax and custody costs; and sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements.

Although the Fund intends to invest in companies and government securities of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

However, the Fund may invest in the securities of emerging countries. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years, which has had and may continue to have very negative effects on the economies and securities markets of those countries.

A portion of the Fund’s investments may be in Russian securities and instruments. As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian persons and issuers. The United States and other nations or international organizations may impose additional, broader economic sanctions or take other actions that may adversely affect Russian-related issuers in the future. These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of the Fund’s investments. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund to freeze its existing investments in Russian companies, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Russia may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of the Fund’s portfolio and potentially disrupt its operations. For these or other reasons, the Fund could seek to suspend redemptions of shares, including in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine its net asset value. During the period that redemptions are affected, shares could trade at a significant premium or discount to their net asset value.

INVESTMENTS IN CHINA A-SHARES THROUGH STOCK CONNECT

The Fund may purchase certain listed eligible China A-Shares traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai-Hong Kong Stock Connect program as well as traded on the Shenzhen Stock Exchange (“SZSE”) through the Shenzhen-Hong Kong Stock Connect program (both programs collectively referred to herein as “Stock Connect”). Stock Connect is a securities trading and clearing program developed by The Stock Exchange of Hong Kong Limited (“SEHK”), SSE, SZSE, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited for the establishment of mutual market access between SEHK, SSE and SZSE. In contrast to certain other regimes for foreign investment in Chinese securities, no individual investment quotas or licensing requirements apply to investors in Stock Connect securities through Stock Connect. In addition, there are no lock-up periods or restrictions on the repatriation of principal and profits.

However, trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, a primary feature of the Stock Connect program is the application of the home market’s laws and rules to investors in a security. Thus, investors in Stock Connect securities are generally subject to Chinese securities regulations and the listing rules of the respective exchange, among other restrictions. In addition, Stock Connect securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude the Fund’s ability to invest in Stock Connect securities. For example, an investor cannot purchase and sell the same security on the same trading day. Stock Connect also is generally available only on business days when both the respective exchange and the SEHK are open. Trading in the Stock Connect program is subject to trading, clearance and settlement procedures that are untested in China, which could pose risks to the Fund. Additionally, the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.

Investments in China A-shares may not be covered by the securities investor protection programs of the exchanges and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository of the SSE and the SZSE defaulted, the Fund may not be able to recover fully its losses from the depository or may be delayed in receiving proceeds as part of any recovery process. In addition, because all trades on Stock Connect in respect of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, the Fund investing through Stock Connect must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. The existence of a liquid trading market for China A-shares may depend on whether there is supply of, and demand for, such China A-shares. Market volatility and settlement difficulties in the China A-share markets may also result in significant fluctuations in the prices of the securities traded on such markets.

China A-shares purchased through Stock Connect are held in nominee name and not the Fund’s name as the beneficial owner. It is possible, therefore, that the Fund’s ability to exercise its rights as a shareholder and to pursue claims against the issuer of China A-shares may be limited because the nominee structure has not been tested in Chinese courts. In addition, the Fund may not be able to participate in corporate actions affecting China A-shares held through Stock Connect due to time constraints or for other operational reasons.

There can be no assurance as to whether or how such developments in the Stock Connect may restrict or affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program, are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

CURRENCY EXCHANGE TRANSACTIONS

Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts (“forward contracts”). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

Forward currency exchange transactions may involve currencies of the different countries in which the Fund may invest and serve as hedges against possible variations in the exchange rate between these currencies. Currency exchange transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under “Synthetic Foreign Money Market Positions.” Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or the receipt of dividends or interest thereon. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows the Fund to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign denominated portfolio securities can be approximately matched by a foreign denominated liability. The Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The Fund may not engage in “speculative” currency exchange transactions.

If the Fund enters into a forward contract, its custodian will segregate liquid assets of the Fund having a value equal to the Fund’s commitment under such forward contract from day to day, except to the extent that the Fund’s forward contract obligation is covered by liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract. At the maturity of the forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to the contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting currency transaction, it will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting currency transaction, it subsequently may enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

SYNTHETIC FOREIGN MONEY MARKET POSITIONS

The Fund may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, the Fund may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical.

SWAPS, CAPS, FLOORS AND COLLARS

The Fund may enter into interest rate, currency, index, credit default, total return and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indexes. A credit default swap is an agreement to transfer the credit exposure of fixed-income products between parties. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, Calamos Advisors believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the securities dealers, financial institutions or other parties with whom the Fund has entered into such a transaction (“Counterparties”), combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by Calamos Advisors. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid, however, some swaps may be considered illiquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

In addition, some swaps are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, a swap investment by the Fund could lose margin payments deposited with the clearing organization, as well as the net amount of gains not yet paid by the clearing organization, if the clearing organization breaches the swap agreement with the Fund or becomes insolvent or goes into bankruptcy. Also, the Fund will be exposed to the credit risk of the futures commission merchant who acts as the Fund’s clearing member on the clearinghouse for a centrally cleared swap. If the Fund’s futures commission merchant becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Fund, the Fund may not receive all amounts owed to it in respect of its trading, even if the clearinghouse fully discharges all of its obligations. In the event of bankruptcy of the Fund’s futures commission merchant, the Fund may be entitled to the net amount of gains the Fund is entitled to receive, plus the return of margin owed to it, only in proportion to the amount received by the futures commission merchant’s other customers, potentially resulting in losses to the Fund.

STRUCTURED PRODUCTS

The Fund may invest in interests in entities organized and operated for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (“structured products”) backed by, or representing interests in, the underlying instruments. The term “structured products” as used herein excludes synthetic convertibles. See “Investment Practices — Synthetic Convertible Securities.” The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. The Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.

The Fund may also invest in other types of structured products, including, among others, baskets of credit default swaps referencing a portfolio of high-yield securities. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which the Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. The Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although the Fund’s purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the Fund’s limitations related to borrowing and leverage.

Certain issuers of structured products may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there may not be an active trading market for structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid.

LENDING OF PORTFOLIO SECURITIES

In seeking to earn additional income, the Fund may lend its portfolio securities to qualified parties (typically broker-dealers and banks) who need to borrow securities in order to cover transactions into which they have entered. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of income earned on the collateral. The Fund may experience losses as a result of a diminution in value of its cash collateral investments. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not less than five business days. The Fund would not have the right to vote the securities during the existence of the loan; however, the Fund may attempt to call back the loan and vote the proxy if time permits prior to the record date. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. In an effort to reduce these risks, the Fund’s securities lending agent will monitor, and report to Calamos Advisors on, the creditworthiness of the firms to which the Fund lends securities.

REPURCHASE AGREEMENTS

As part of its strategy for the temporary investment of cash, the Fund may enter into “repurchase agreements” pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. The Fund may invest in repurchase agreements, provided that the Fund may not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days, and any other illiquid securities. A repurchase agreement arises when the Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time the Fund holds the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of no more than seven days and could be used to permit the Fund to earn interest on assets awaiting long-term investment. The Fund requires continuous maintenance by the custodian for the Fund’s account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. In an effort to reduce these risks, Calamos Advisors will monitor the creditworthiness of the firms with which the Fund enters into repurchase agreements.

OPTIONS ON SECURITIES, INDEXES AND CURRENCIES

The Fund may purchase and sell (write) put options and call options on securities, indexes or foreign currencies. The Fund may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect it against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

The Fund may purchase and sell (write) exchange listed options and over-the-counter (“OTC”) options. Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

OTC options are purchased from or sold to sellers or purchasers (“Counterparties”) through direct bilateral agreement with the Counterparties. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell (write) OTC options (other than OTC currency options) that are subject to a buy- back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund generally is expected to enter into OTC options that have cash settlement provisions, although it is not required to do so. The staff of the Securities and Exchange Commission (the “SEC”) currently takes the position that OTC options purchased by the Fund, and portfolio securities “covering” the amount of the Fund’s obligation pursuant to an OTC option sold by it (or the amount of assets equal to the formula price for the repurchase of the option, if any, less the amount by which the option is “in the money”) are illiquid, and are subject to the Fund’s limitation on investing no more than 15% in illiquid securities.

The Fund may also purchase and sell (write) options on securities indexes and other financial indexes. Options on securities indexes and other financial indexes are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option or an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making upon the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

The Fund will sell (write) call options and put options only if they are “covered.” A written option will be considered “covered” to the extent it has entered into an offsetting transaction or otherwise has segregated or earmarked cash or liquid assets equal to its uncovered obligations under the written option. For example, a call option written by the Fund could be covered by purchasing an offsetting call option, by purchasing or holding the underlying reference security or asset (or a security convertible into the underlying reference security or asset), or by segregating or earmarking cash or liquid assets equal to the exercise price of the written option (or such amount as is not otherwise covered by an offsetting transaction). The Fund writing a call option on an index would be considered as holding an offsetting position to the extent the Fund owned portfolio securities substantially correlating with the movement of the underlying reference index.

If an option written by the Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires, the Fund realizes a capital loss equal to the premium paid.

The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

A put or call option purchased by the Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

RISKS ASSOCIATED WITH OPTIONS. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets and the options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve Calamos Advisors’ objective. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The Fund’s ability to utilize options successfully will depend on Calamos Advisors’ ability to predict pertinent market investments, which cannot be assured.

The Fund’s ability to close out its position as a purchaser or seller (writer) of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. If the Fund were unable to close out an option that it has purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, the Fund foregoes, during the option’s life, the opportunity to profit from any currency appreciation.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty (as described above under “Options on Securities, Indexes and Currencies”) fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, Calamos Advisors must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied.

The Fund may purchase and sell (write) call options on securities indexes and currencies. All calls sold by the Fund must be “covered.” Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold the security or instrument that it might otherwise have sold. The Fund may purchase and sell (write) put options on securities indexes and currencies. In selling (writing) put options, there is a risk that the Fund may be required to buy the underlying index or currency at a disadvantageous price above the market price.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Fund may enter into interest rate futures contracts, index futures contracts, volatility index futures contracts and foreign currency futures contracts. An interest rate, index, volatility index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index1 at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to, the Standard & Poor’s 500 Index, the Russell 2000 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to, U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded. The Fund may enter into such contract if, in Calamos Advisors’ opinion, such contract meets the Fund’s investment parameters.

The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. The Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund’s securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase the Fund’s exposure to stock price, interest rate and currency fluctuations, the Fund may be able to achieve its desired exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

The Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity, or quoted on an automated quotation system.

The success of any futures transaction by the Fund depends on Calamos Advisors’ correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the Fund’s return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, Calamos Advisors might have taken portfolio actions in anticipation of the same market movements with similar investment results, but, presumably, at greater transaction costs.

When the Fund makes a purchase or sale of a futures contract, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker (“initial margin”). The margin required for a futures contract is set by the

[1]

A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

exchange on which the contract is traded and may be modified during the term of the contract, although the Fund’s broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin paid or received by the Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the Fund will mark-to-market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

RISKS ASSOCIATED WITH FUTURES. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract or option may result in losses in excess of the amount invested in the futures contract or option. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract or option and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighing of each issue, may differ from the composition of the Fund’s portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund’s portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

LIMITATIONS ON OPTIONS AND FUTURES. If options, futures contracts or futures options of types other than those described herein are traded in the future, the Fund may also use those investment vehicles, provided the board of trustees determines that their use is consistent with the Fund’s investment objective.

When purchasing a futures contract or writing a put option on a futures contract, the Fund must maintain with its custodian (or futures commission merchant, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian (or futures commission merchant) cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed by the Fund.

The Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

The use of options and futures is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodities Futures Trading Commission (“CFTC”). In addition, the Fund’s ability to use options and futures will be limited by tax considerations. See “Taxation — Options, Futures and Forward Contracts, and Swap Agreements or Derivatives” below. Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Fund pursuant to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Fund is not deemed to be a commodity pool operator or a commodity pool under the CEA and is not subject to registration or regulation as such under the CEA. The Trust is not subject to regulation under the CEA.

Under Rule 4.5, if the Fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC) the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money”2 at the time of purchase) may not exceed 5% of the Fund’s NAV, or alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operation and/or change the competitive landscape. In this regard, any further amendments to the CEA or its related regulations that subject the Fund to additional regulation may have adverse impacts on the Fund’s operations and expenses.

WARRANTS

The Fund may invest in warrants. A warrant is a right to purchase common stock at a specific price (usually at a premium above the market value of the underlying common stock at time of issuance) during a specified

[2]

A call option is “in-the-money” to the extent, if any, that the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

period of time. A warrant may have a life ranging from less than a year to 20 years or longer, but a warrant becomes worthless unless it is exercised or sold before expiration. In addition, if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire worthless. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

PORTFOLIO TURNOVER

Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that a portfolio security must be held. Portfolio turnover can occur for a number of reasons, including calls for redemption, general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. The portfolio turnover rates may vary greatly from year to year. A high rate of portfolio turnover in the Fund would result in increased transaction expense, which must be borne by the Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. A portfolio turnover rate of 100% would mean that the Fund had sold and purchased securities valued at 100% of its net assets within a one-year period.

SHORT SALES

The Fund may sell securities short to enhance income and protect against market risk by hedging a portion of the equity risk inherent in the Fund’s portfolio. A short sale may be effected when Calamos Advisors believes that the price of a security will decline or underperform the market, and involves the sale of borrowed securities, in the hope of purchasing the same securities at a later date at a lower price. There can be no assurance that the Fund will be able to close out a short position (i.e., purchase the same securities) at any particular time or at an acceptable or advantageous price. To make delivery to the buyer, the Fund must borrow the securities from a broker-dealer through which the short sale is executed, and the broker-dealer delivers the securities, on behalf of the Fund, to the buyer.

The broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to it the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends or interest paid on the securities sold short.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities that are marked to market daily with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the short sale. The Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.

The Fund will realize a gain if the price of the securities declines between the date of the short sale and the date on which the Fund purchases securities to replace the borrowed securities. On the other hand, the Fund will incur a loss if the price of the securities increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the Fund may be required to pay in connection with the short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the investment in the security.

There is also a risk that securities borrowed by the Fund and delivered to the buyer of the securities sold short will need to be returned to the broker-dealer on short notice. If the request for the return of securities occurs at a time when other short sellers of the security are receiving similar requests, a “short squeeze” can occur, meaning that the Fund might be compelled, at the most disadvantageous time, to replace the borrowed securities with securities purchased on the open market, possibly at prices significantly in excess of the proceeds received from the short sale.

It is possible that the market value of the securities the Fund holds in long positions will decline at the same time that the market value of the securities the Fund has sold short increases, thereby increasing the Fund’s potential volatility.

The Fund may also make short sales “against the box,” meaning that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of further consideration, for securities of the same issue as, and in an amount equal to, the securities sold short. A short sale “against the box” would be made in anticipation of a decline in the market price of the securities sold short. Short sales “against the box” result in a “constructive sale” and require the Fund to recognize taxable gain unless an exception to the constructive sale rule applies.

The Fund will not make a short sale of securities (other than a short sale “against the box”), if more than 20% of its net assets would be deposited with brokers as collateral or allocated to segregated accounts in connection with all outstanding short sales (other than short sales “against the box”).

Short sales also may afford the Fund an opportunity to earn additional current income to the extent it is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund’s short positions remain open. Calamos Advisors believes that some broker-dealers may be willing to enter into such arrangements, but there is no assurance that the Fund will be able to enter into such arrangements to the desired degree.

“WHEN-ISSUED” AND DELAYED DELIVERY SECURITIES

The Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if Calamos Advisors deems it advisable for investment reasons. The Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

At the time when the Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets (cash, U.S. Government securities or other “high-grade” debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of this investment strategy, as well as entering into reverse repurchase agreements or engaging in other borrowing as described below, may increase net asset value fluctuation.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS

The Fund may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions to the extent permitted under the leverage limitations of the 1940 Act and the Fund’s investment restrictions described below. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement enables the Fund to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without needing to sell portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction the Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

The Fund’s obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to the Fund’s overall limitations on investments in illiquid securities.

The Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security. The Fund’s obligations under a sale-buyback typically would be covered by segregated liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.

ILLIQUID SECURITIES

The Fund may invest up to 15% of its net assets, taken at market value, in illiquid securities, including any securities that are not readily marketable either because they are restricted securities or for other reasons. Restricted securities are securities that are subject to restrictions on resale because they have not been registered for sale under the Securities Act. A position in restricted securities might adversely affect the liquidity and marketability of a portion of the Fund’s portfolio, and the Fund might not be able to sell or dispose of its holdings in such securities promptly or at reasonable prices. In those instances where the Fund is required to have restricted securities held by it registered prior to sale by the Fund and the Fund does not have a contractual commitment from the issuer or seller to pay the costs of such registration, the gross proceeds from the sale of securities would be reduced by the registration costs and underwriting discounts. Any such registration costs are not included in the percentage limitation on the Fund’s investment in restricted securities.

TEMPORARY INVESTMENTS

The Fund may make temporary investments without limitation when Calamos Advisors determines that a defensive position is warranted, or as a reserve for possible cash needs. Such investments may be in money market instruments, consisting of obligations of, or guaranteed as to principal and interest by, the U.S. Government or its agencies or instrumentalities; certificates of deposit, bankers’ acceptances and other obligations of domestic banks having total assets of at least $500 million and that are regulated by the U.S. Government, its agencies or instrumentalities; commercial paper rated in the highest category by a recognized rating agency; cash; and repurchase agreements.

MASTER LIMITED PARTNERSHIPS

MLPs differ from investments in common stock as a result of limited control and limited rights to vote on matters affecting the MLP. MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios. MLPs generally do not pay federal income tax at the partnership level. Rather, each partner is allocated a share of the partnerships’ income, gains, losses, deductions and credits. A change in current tax law, or a change in the underlying business of an MLP, could result in an MLP being treated as a corporation, instead of a partnership, for federal income tax purposes, which would result in such MLP being required to pay income tax on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP, potentially reducing the value of the Fund’s investment and consequently your investment in the Fund. Although common units of MLPs trade on the NYSE, the NASDAQ and NYSE MKT LLC, certain MLP securities trade less frequently than those of larger companies due to their smaller capitalization. As a result, the price of such MLPs may display abrupt and erratic movements at times. Additionally it may be more difficult for the Fund to buy and sell significant amounts of such securities without unfavorable impact on prevailing market process. As a result, these securities may be difficult to dispose of at a fair price when the Adviser desires to do so.

REAL ESTATE INVESTMENT TRUSTS

Investments in the real estate industry, including real estate investment trusts (REITs), are particularly sensitive to economic downturns and are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or mortgage loans held by the REIT. REITs are also subject to default and prepayment risk. Many REITs are highly leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

RECENT MARKET CONDITIONS

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil. Both domestic and international equity and fixed income markets experienced heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected.

In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide. Reduced liquidity in these markets may mean there is less money available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in some issuers having more difficulty obtaining financing and ultimately may lead to a decline in their stock prices. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. These events, and the potential for continuing market turbulence, may have an adverse effect on the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. The Federal Reserve has recently reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invest.

The situation in the financial markets in the past decade called for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. The Dodd-Frank Act initiated a dramatic revision of the U.S. financial regulatory framework that continues to unfold. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of the Consumer Financial Protection Bureau; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Fund may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that may be unforeseeable. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear.

The statutory provisions of the Dodd-Frank Act significantly change in several respects the ways in which investment products are marketed, sold, settled or terminated. In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Transactions in some types of swaps (including interest rate swaps and credit default index swaps on North American and European indices) are required to be centrally cleared. Clearinghouses and futures commission merchants have broad rights to increase margin requirements for existing cleared transactions or to terminate cleared transactions at any time. Any increase in margin requirements or termination by the clearing member or the clearinghouse may have an effect on the performance of the Fund.

Under rules adopted under the Dodd-Frank Act, certain derivatives contracts are required to be executed through swap execution facilities (“SEFs”). A SEF is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. Such requirements may make it more difficult and costly for investment funds, such as the Fund, to enter into highly tailored or customized transactions. Trading swaps on a SEF may offer certain advantages over traditional bilateral over-the-counter trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. Execution through a SEF is not, however, without additional costs and risks, as parties are required to comply with SEF and CFTC rules and regulations, including disclosure and recordkeeping obligations, and SEF rights of inspection, among others. SEFs typically charge fees, and if the Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. The Fund also may be required to indemnify a SEF, or a broker intermediary who executes swaps on a SEF on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the SEF. In addition, the Fund may be subject to execution risk if it enters into a derivatives transaction that is required to be cleared, and no clearing member is willing to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the trade.

The European Union (and some other countries) are implementing similar requirements that will affect the Fund when it enters into derivatives transactions with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. The new requirements may result in increased uncertainty about counterparty credit risk, and they may also limit the flexibility of the Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Additionally, U.S. regulators, the European Union and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared derivatives transactions. It is expected that these regulations will have a material impact on the Fund’s use of uncleared derivatives. These rules will impose minimum margin requirements on derivatives transactions between the Fund and its swap counterparties and may increase the amount of margin the Fund is required to provide. They will impose regulatory requirements on the timing of transferring margin. The Fund is subject to variation margin requirements under such rules and the Fund may become subject to initial margin requirements under such rules in 2020.

These and other new rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invest in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

REFLOW LIQUIDITY PROGRAM

The Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by the other shareholders that are to settle the next business day. After purchasing fund shares, Reflow then redeems those shares when the Fund next experiences net sales, at the end of ReFlow’s maximum holding period, or at other times at ReFlow’s discretion. For use of the ReFlow service, the Fund pays a fee to ReFlow each time it purchases Fund shares calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.15% of the value of the Fund shares purchased by ReFlow. The fee is allocated among the Fund’s share classes based on relative net assets. ReFlow’s purchases of Fund shares are made on an investment-blind basis without regard to the Fund’s investment objective, policies or anticipated performance. ReFlow may purchase various shares of the Fund and will not be subject to any investment minimum applicable to such shares. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. ReFlow’s investments in the Fund are not subject to the Fund’s Excessive Trading Policies and Procedures described in the Fund’s prospectus. By participating in such a program, there is no assurance that ReFlow will have sufficient funds available to meet the Fund’s needs.

INVESTMENT RESTRICTIONS

The Fund has elected to be classified as a diversified, open-end management investment company. Except as noted below, the Fund operates under the following investment restrictions and may not:

(i)	make any investment inconsistent with the Fund’s classification as a diversified investment company under the 1940 Act if the Fund is classified as a diversified investment company;[3]

(ii)	acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer;

(iii)

act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act on disposition of securities acquired subject to legal or contractual restrictions on resale;

(iv)

purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts, except that a Fund may enter into (a) futures, options and options on futures, (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities;

(v)

make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, (b) investing in repurchase agreements or (c) lending portfolio securities, provided, however, that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

(vi)	borrow, except from banks, other affiliated funds and other entities to the extent permitted under the 1940 Act;[4,5]

(vii)

invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or

(viii)	issue any senior security, except to the extent permitted under the 1940 Act.[6]

The above restrictions are fundamental policies and may not be changed with respect to the Fund without the approval of a “majority” of the outstanding shares of that Fund, which for this purpose means the approval of the lesser of (a) more than 50% of the outstanding voting securities of that Fund or (b) 67% or more of the outstanding shares if the holders of more than 50% of the outstanding shares of that Fund are present or represented at the meeting by proxy.

In addition to the fundamental restrictions listed above, the Fund has adopted the following as a non-fundamental policy:

(a)	The Fund may not invest in shares of other open-end investment companies, except as permitted by the 1940 Act;[7]

(b)	The Fund may not invest in companies for the purpose of exercising control or management;

(c)

The Fund may not purchase securities on margin (except for use of such short-term credits as are necessary for the clearance of transactions, including transactions in options, futures and options on futures), or participate on a joint or a joint and several basis in any trading account in securities, except in connection with transactions in options, futures and options on futures;

(d)

The Fund may not make short sales of securities, except that the Fund may make short sales of securities (i) if the Fund owns an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such securities, (ii) other than those described in clause (i), provided that no more than 20% of its net assets would be deposited with brokers as collateral or allocated to segregated accounts in connection with all outstanding short sales other than those described in clause (i);

(e)	The Fund may invest up to all of its net assets in securities of foreign issuers (other than securities represented by ADRs and securities guaranteed by a U.S. person); or

(f)

The Fund may not invest more than 15% of the Fund’s net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days.

The non-fundamental investment restrictions above may be changed by the board of trustees without shareholder approval. Notwithstanding the foregoing investment restrictions, the Fund may purchase securities pursuant to the exercise of subscription rights, subject to the condition that such purchase will not result in the Fund’s ceasing to be a diversified investment company. Far Eastern and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Fund’s interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of the Fund’s portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, to forego exercising the rights.

[3]

Currently, under the 1940 Act, for the Fund to be classified as a diversified investment company, at least 75% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for the purposes of this calculation are limited in respect of any one issuer to an amount (valued at the time of investment) not greater in value than 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.

[4]	The Fund does not intend to purchase securities when its borrowings exceed 5% of total assets.
[5]

The Fund’s borrowing practices are limited by the 1940 Act. Currently, under the 1940 Act, the Fund may borrow in an aggregate amount not exceeding 33 1⁄3% of its total assets, including the proceeds of borrowings, for any purpose, but borrowings from entities other than banks may not exceed 5% of its total assets and may be only as a temporary measure for extraordinary or emergency purposes, unless the Fund has received an exemptive order from the SEC permitting it to borrow from other affiliated funds in excess of 5% of its total assets.

[6]

Currently, under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where the indebtedness is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

[7]

The Fund intends to limit its investment in other investment companies so that, as determined immediately after the Fund invests in another investment company: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting shares of any one investment company will be owned by the Fund. Currently, under the 1940 Act, the Fund is permitted to invest in other investment companies in excess of the above limitations if certain requirements are met, including that any Fund whose shares are acquired by another Fund in accordance with Section 12(d)(1)(G) of the 1940 Act shall not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on either Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. The Fund may invest without limitation in money market funds, provided that the conditions of Rule 12d1-1 under the 1940 Act are met. Pursuant to orders issued by the SEC to certain other investment companies and procedures approved by the Board, the Fund may invest in the such other investment companies in excess of the 3% limit described above, provided that the Fund otherwise complies with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. These limitations do not apply in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

MANAGEMENT

TRUSTEES AND OFFICERS

The management of the Trust, including general supervision of the duties performed for the Fund under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the lifetime of the Trust or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years.

The following table sets forth each trustee’s name, year of birth, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each trustee oversees the Fund of the Trust.

TRUSTEES WHO ARE INTERESTED PERSONS OF THE TRUST:

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PORTFOLIOS OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
John P. Calamos, Sr. (1940)*	Chairman, Trustee and President (since 1988)	24	Founder, Chairman and Global Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”), Director CAM; and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”), CAM, CILLC, Calamos Advisors, and CWM	Served for multiple years as a trustee of the Trust; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE TRUST:

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PORTFOLIOS OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
John E. Neal (1950)	Trustee (since 2001)	24	Private investor; Director, Equity Residential Trust (publicly-owned REIT); Director, Creation Investments (private international microfinance company); Partner, Linden LLC (health care private equity); Director, Centrust Bank (Northbrook Illinois community bank); Director, Neuro-ID (private company providing prescriptive analytics for the risk industry)	Served for multiple years as a trustee of the Trust; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

William R. Rybak (1951)	Trustee (since 2002)	24	Private investor; Chairman (since February 2016) and Director (since February 2010), Christian Brothers Investment Services Inc.; Trustee, JNL Series Trust, JNL Investors Series Trust, JNL Strategic Income Fund LLC and JNL Variable Fund LLC (since 2007) and Jackson Variable Series Trust (open-end mutual funds) (since January 2018)**; Trustee, Lewis University (since 2012); formerly Director, Private Bancorp (2003-2017); Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager)	Served for multiple years as a trustee of the Trust; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PORTFOLIOS OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Stephen B. Timbers (1944)	Trustee (since 2004); Lead Independent Trustee (since 2005)	24	Private investor	Served for multiple years as a trustee of the Trust; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

David D. Tripple (1944)	Trustee (since 2006)	24	Private investor; Trustee, Century Growth Opportunities Fund (open-end mutual fund) (since 2010), Century Shares Trust and Century Small Cap Select Fund (open-end mutual funds) (since January 2004)***	Served for multiple years as a trustee of the Trust; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Juris Doctor degree

Virginia G. Breen (1964)	Trustee (since 2015)	24	Private Investor, Trustee, Neuberger Berman Private Equity Registered Funds (registered private equity funds) (since 2015)****; Trustee, Jones Lang LaSalle Income Property Trust, Inc. (REIT) (since 2004); Director, UBS A&Q Fund Complex (closed-end funds) (since 2008)*****; Director, Bank of America/US Trust Company (until 2015); Director of Modus Link Global Solutions, Inc. (until 2013)	More than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PORTFOLIOS OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Lloyd A. Wennlund (1957)	Trustee (since 2018)	24

Expert Affiliate, Bates Group, LLC (since 2018); Executive Vice President, The Northern Trust Company (1989-2017); President and Business Unit Head of Northern Funds and Northern Institutional Funds (1994-2017); Director, Northern Trust Investments (1998- 2017); Governor (2004-2017) and Executive Committee member (2011-2017), Investment Company Institute Board of Governors; Member, Securities Industry Financial Markets Association (SIFMA) Advisory Council, Private Client Services Committee and Private Client Steering Group (2006-2017); Board Member, Chicago Advisory Board of the Salvation Army (since

2011)

				More than 25 years of experience in the financial services industry; and experience serving on boards of other entities, including other investment companies

*	Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS.
**	Overseeing 162 portfolios in fund complex.
***	Overseeing two portfolios in fund complex.
****	Overseeing five portfolios in fund complex.
*****	Overseeing five portfolios in fund complex.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

OFFICERS. The preceding table gives information about John P. Calamos, Sr., who is Chairman, Trustee and President of the Trust. The following table sets forth each other officer’s name, year of birth, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND YEAR OF BIRTH	POSITION(S) WITH TRUST	PRINCIPAL OCCUPATION(S)
Robert Behan (1964)	Vice President (since September 2013)	President (since 2015), Head of Global Distribution (since 2013), CAM, CILLC, Calamos Advisors, CFS; prior thereto Executive Vice President (2013-2015); Senior Vice President (2009-2013), Head of US Intermediary Distribution (2010-2013)

Thomas E. Herman (1961)	Vice President (since 2016); prior thereto Chief Financial Officer (2016-2017)	Chief Financial Officer, CAM, CILLC, Calamos Advisors, and CWM (since 2016); prior thereto Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Curtis Holloway (1967)	Chief Financial Officer (since 2017) and Treasurer (since 2010); prior thereto Assistant Treasurer (2007-2010)	Senior Vice President, Head of Fund Administration (since 2017), Calamos Advisors; prior thereto Vice President, Fund Administration (2010-2017)

J. Christopher Jackson (1951)	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2010); Director, Calamos Global Funds plc (since 2011)

John S. Koudounis (1966)	Vice President (since July 2016)	Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM, and CFS (since 2016); Director, CAM (since 2016); President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.

Mark J. Mickey (1951)	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

COMMITTEES OF THE BOARD OF TRUSTEES. The Trust’s board of trustees currently has five standing committees:

Executive Committee. Messrs. John P. Calamos, Sr. and Stephen Timbers are members of the executive committee, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions. John Calamos is an interested trustee of the Trust.

Dividend Committee. Mr. John P. Calamos, Sr. serves as the sole member of the dividend committee. The dividend committee is authorized to declare distributions on the shares of the Trust’s series in accordance with such series’ distribution policies, including, but not limited to, regular dividends, special dividends and short- and long-term capital gains distributions.

Audit Committee. Messrs. Neal, Rybak, Timbers, Tripple and Wennlund and Ms. Breen serve on the audit committee. The audit committee operates under a written charter adopted and approved by the board. The audit committee selects independent auditors, approves services to be rendered by the auditors, monitors the auditors’ performance, reviews the results of the Trust’s audit and responds to other matters deemed appropriate by the board. All members of the audit committee are independent trustees of the Trust.

Valuation Committee. Messrs. Neal, Rybak, Timbers, Tripple and Wennlund and Ms. Breen serve on the valuation committee. The valuation committee operates under a written charter approved by the board. The valuation committee oversees valuation matters of the Trust delegated to the pricing committee, including the fair valuation determinations and methodologies proposed and utilized by the pricing committee, reviews the Trust’s valuation procedures and their application by the pricing committee, reviews pricing errors and procedures for calculation of net asset value of each series of the Trust and responds to other matters deemed appropriate by the board.

Governance Committee. Messrs. Neal, Rybak, Timbers, Tripple and Wennlund and Ms. Breen serve on the governance committee. The governance committee operates under a written charter adopted and approved by the board. The governance committee oversees the independence and effective functioning of the board of trustees and endeavors to be informed about good practices for mutual fund boards. It also makes recommendations to the board regarding compensation of independent trustees. The governance committee also functions as a nominating committee by making recommendations to the board of trustees regarding candidates for election as non- interested trustees. The governance committee looks to many sources for recommendations of qualified trustees, including current trustees, employees of Calamos Advisors, current shareholders of the Fund, search firms that are compensated for their services and other third party sources. Any such search firm identifies and evaluates potential candidates, conducts screening interviews and provides information to the governance committee with respect to the individual candidates and the market for available candidates. In making trustee recommendations, the governance committee considers a number of factors, including a candidate’s background, integrity, knowledge and relevant experience. These factors are set forth in an appendix to the committee’s charter. Any prospective candidate is interviewed by the trustees and officers, and references are checked. The governance committee will consider shareholder recommendations regarding potential trustee candidates that are properly submitted to the governance committee for its consideration.

The Fund shareholder who wishes to propose a trustee candidate must submit any such recommendation in writing via regular mail to the attention of the Trust’s Secretary, at the address of the Trust’s principal executive offices. The shareholder recommendation must include:

•

the number and class of all shares of the Trust’s series owned beneficially or of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially;

•

a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references;

•

information as to whether the candidate is, has been or may be an “interested person” (as such term is defined in the 1940 Act) of the Trust, Calamos Advisors or any of its affiliates, and, if believed not to be or have been an “interested person,” information regarding the candidate that will be sufficient for the committee to make such determination;

•	the written and signed consent of the candidate to be named as a nominee and to serve as a trustee of the Trust, if elected;

•

a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the shareholder recommendation is being made, and if none, so specify;

•	the class or series and number of all shares of the Trust’s series owned of record or beneficially by the candidate, as reported by the candidate; and

•	such other information that would be helpful to the governance committee in evaluating the candidate.

The governance committee may require the nominating shareholder to furnish other information it may reasonably require or deem necessary to verify any information furnished pursuant to the procedures delineated above or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a trustee. If the nominating shareholder fails to provide such additional information in writing within seven days of receipt of written request from the governance committee, the recommendation of such candidate will be deemed not properly submitted for consideration, and the governance committee is not required to consider such candidate.

Unless otherwise specified by the governance committee’s chairman or by legal counsel to the non-interested trustees, the Trust’s Secretary will promptly forward all shareholder recommendations to the governance committee’s chairman and the legal counsel to the non-interested trustees, indicating whether the shareholder recommendation has been properly submitted pursuant to the procedures adopted by the governance committee for the consideration of trustee candidates nominated by shareholders.

Recommendations for candidates as trustees will be evaluated, among other things, in light of whether the number of trustees is expected to change and whether the trustees expect any vacancies. During periods when the governance committee is not actively recruiting new trustees, shareholder recommendations will be kept on file until active recruitment is under way. After consideration of a shareholder recommendation, the governance committee may dispose of the shareholder recommendation.

In addition to the above committees, there is a pricing committee, appointed by the board of trustees, comprised of officers of the Trust and employees of Calamos Advisors.

The following table identifies the number of meetings the board and each committee held during the fiscal year ended October 31, 2017.

NUMBER OF MEETINGS DURING FISCAL YEAR ENDED October 31, 2017
Board	4
Executive Committee	0
Audit Committee	4
Governance Committee	2
Dividend Committee	12
Valuation Committee	4

LEADERSHIP STRUCTURE AND QUALIFICATIONS OF THE BOARD OF TRUSTEES. The board of trustees is responsible for oversight of the Trust. The Trust has engaged Calamos Advisors to manage the Fund on a day-to-day basis. The board of trustees oversees Calamos Advisors and certain other principal service providers in the operations of the Fund. The board of trustees is currently composed of six members, five of whom are non-interested trustees. The board of trustees meets in-person at regularly scheduled meetings four times throughout the year. In addition, the board may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, the board of trustees has established five standing committees — Audit, Dividend, Executive, Governance and Valuation — and may establish ad hoc committees or working groups from time to time to assist the board of trustees in fulfilling its oversight responsibilities. The non-interested trustees also have engaged independent legal counsel to assist them in fulfilling their responsibilities. Such independent legal counsel also serves as counsel to the Trust.

The chairman of the board of trustees is an “interested person” of the Trust (as such term is defined in the 1940 Act). The non- interested trustees have appointed a lead independent trustee. The lead independent trustee serves as a liaison between Calamos Advisors and the non-interested trustees and leads the non-interested trustees in all aspects of their oversight of the Fund. Among other things, the lead independent trustee reviews and approves, with the chairman, the agenda for each board and committee meeting and facilitates communication among the Trust’s non-interested trustees. The trustees believe that the board’s leadership structure is appropriate given the characteristics and circumstances of the Trust. The trustees also believe that this structure facilitates the exercise of the board’s independent judgment in fulfilling its oversight function and efficiently allocates responsibility among committees.

The board of trustees has concluded that, based on each trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other trustees, each trustee should serve as a member of the board. In making this determination, the board has taken into account the actual service of the trustees during their tenure in concluding that each should continue to serve. The board also has considered each trustee’s background and experience. Set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each trustee that led the board to conclude that he should serve as a trustee.

Each of Messrs. Calamos, Neal, Rybak, Timbers and Tripple has served for more than ten years as a trustee of the Trust. In addition, each of Ms. Breen and Messrs. Calamos, Neal, Rybak, Timbers,Tripple and Wennlund has more than 25 years of experience in the financial services industry. Each of Ms. Breen and Messrs. Calamos, Neal, Rybak, Timbers,Tripple and Wennlund has experience serving on boards of other entities, including other investment companies. Each of Ms. Breen and Messrs. Calamos, Neal, Rybak and Timbers has earned a Masters of Business Administration degree, and Mr. Tripple has earned a Juris Doctor degree.

RISK OVERSIGHT. The operation of a mutual fund, including its investment activities, generally involves a variety of risks. As part of its oversight of the Fund, the board of trustees oversees risk through various regular board and committee activities. The board of trustees, directly or through its committees, reviews reports from, among others, Calamos Advisors, the Trust’s Compliance Officer, the Trust’s independent registered public accounting firm, outside legal counsel, and internal auditors of Calamos Advisors or its affiliates, as appropriate, regarding risks faced by the Fund and the risk management programs of Calamos Advisors and certain service providers. The actual day-to-day risk management with respect to the Fund resides with Calamos Advisors and other service providers to the Fund. Although the risk management policies of Calamos Advisors and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks. Not all risks that may affect the Fund can be identified, eliminated or mitigated and some risks simply may not be anticipated or may be beyond the control of the board of trustees or Calamos Advisors, its affiliates or other service providers.

TRUSTEE AND OFFICER COMPENSATION. John P. Calamos, Sr., the trustee who is an “interested person” of the Trust, does not receive compensation from the Trust. Although they are compensated, the non-interested trustees do not receive any pension or retirement benefits from the Trust. Mr. Mickey is the only Trust officer who receives compensation from the Trust. The following table sets forth the total compensation (including any amounts deferred, as described below) paid by the Trust during the periods indicated to each of the current trustees and officers compensated by the Trust.

Name	Aggregate Compensation from the Trust 11/1/16-10/31/17	Total Compensation from Calamos Funds Complex(3) 11/1/16-10/31/17
John P. Calamos	$0	$0
Virginia G. Breen	$91,837	$147,500
John E. Neal(1)	$104,589	$173,500
William R. Rybak	$98,213	$157,500
Stephen B. Timbers	$117,342	$193,500
David D. Tripple	$98,213	$157,500
Lloyd A. Wennlund(2)	$0	$0
Mark J. Mickey	$95,602	$150,000

(1)

Includes fees deferred during the relevant period pursuant to a deferred compensation plan. Deferred amounts are treated as though such amounts have been invested and reinvested in shares of one or more of the Funds as selected by the trustee. As of October 31, 2017 the value of the deferred compensation account for Mr. Neal was $1,763,647.

(2)	Mr. Wennlund was elected to the Board effective July 19, 2018.
(3)	Consisting of 23 portfolios as of the end of the period indicated.

The compensation paid to the non-interested trustees of Calamos Funds for their services as such consists of an annual retainer fee in the amount of $86,000, with annual supplemental retainers of $40,000 to the lead independent trustee, $20,000 to the chair of the audit committee and $10,000 to the chair of any other committee. Each non-interested trustee receives a meeting attendance fee of $7,000 for any regular or special board meeting attended in person, $3,500 for any regular or special board meeting attended by telephone, $3,000 for any committee meeting attended in person or by telephone, and $1,500 per ad-hoc committee meeting to the Ad-hoc committee chair.

Compensation paid to the non-interested trustees is allocated among the series of the Calamos Funds in accordance with a procedure determined from time to time by the board.

The Trust has adopted a deferred compensation plan for non-interested trustees (the “Plan”). Under the Plan, a trustee who is not an “interested person” of Calamos Advisors and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Trust in order to defer payment of income taxes or for other reasons. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation otherwise would have been paid to the trustee. The value of a trustee’s deferred compensation account at any time is equal to what the value would be if the amounts credited to the account had instead been invested in Class I shares of one or more of the Calamos Funds as designated by the trustee. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating trustee retires, the trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to the trustee’s beneficiaries. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund. No Fund is liable for any other Fund’s obligations to make payments under the Plan.

At December 31, 2017, each trustee beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) shares of the Fund, and of all funds in the Fund Complex having values within the indicated dollar ranges.*

	INTERNATIONAL GROWTH FUND	AGGREGATE DOLLAR RANGE OF SHARES OF ALL FUNDS IN THE FUND COMPLEX
John P. Calamos, Sr.(1)	Over $100,000	Over $100,000
Virginia G. Breen	None	Over $100,000
John E. Neal	None	Over $100,000
William R. Rybak	None	Over $100,000
Stephen B. Timbers	Over $100,000	Over $100,000
David D. Tripple	$1 - $10,000	Over $100,000
Lloyd A, Wennlund(2)	None	None

(1)

Pursuant to Rule 16a-1(a)(2) of the 1934 Act, John P. Calamos, Sr. may be deemed to have indirect beneficial ownership of Fund shares held by Calamos Investments LLC, its subsidiaries, and its parent companies (Calamos Asset Management, Inc. and Calamos Partners LLC, and its parent company Calamos Family Partners, Inc.) due to his direct or indirect ownership interest in those entities. As a result, these amounts reflect any holdings of those entities in addition to the individual, personal accounts of John P. Calamos, Sr.

(2)	Mr. Wennlund was elected to the Board effective July 19, 2018.
*	Valuation for all trustees except Mr. Wennlund is as of December 31, 2017. For Mr. Wennlund, valuation is as of July 19, 2018.

No trustee who is not an “interested person” of the Trust owns beneficially or of record, any security of Calamos Advisors, CFS, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Calamos Advisors or CFS.

CODE OF ETHICS. Employees of Calamos Advisors and Calamos Financial Services LLC (“CFS”), the Fund’s distributor, are permitted to make personal securities transactions, including transactions in securities that the Trust may purchase, sell or hold, subject to requirements and restrictions set forth in the Code of Ethics of the Trust, Calamos Advisors and CFS. The Code of Ethics adopted pursuant to Rule 17j-1 under the 1940 Act contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Calamos Advisors and CFS employees and the interests of investment advisory clients such as the Trust. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Affiliates of Calamos Advisors and CFS, CAM, CILLC, Calamos Partners LLC (“CPL”), Calamos Family Partners, Inc. (“CFP”) and the owners of these affiliates, which include John P. Calamos, Sr. and members of his family (“Calamos Family”), may invest in products managed by Calamos Advisors to support the continued growth of our investment products and strategies, including investments to seed new products. Notwithstanding any provision to the contrary in the Code of Ethics, investments made by CAM, CILLC, CPL, CFP and the Calamos Family in products managed by Calamos Advisors are not subject to restrictions of the Code of Ethics regarding short term or speculative trading. As a result, such entities or individuals may hedge corporate or personal investments in such products. However, these hedging transactions are subject to pre-clearance by the Compliance Department and reporting to the CAM Audit Committee. In addition, the trading execution order must be (1) products or accounts managed by Calamos Advisors (2) CAM, (3) CILLC, (4) and CPL, CFP and/or the Calamos Family. All other provisions of the Code of Ethics are otherwise applicable.

The General Counsel may approve additional strategies or instruments based on unusual market circumstances and on the determination that the transactions would not impact the broader market or conflict with any customer activity.

PROXY VOTING PROCEDURES. The Fund has delegated proxy voting responsibilities to Calamos Advisors, subject to the board of trustees’ general oversight. The Fund expects Calamos Advisors to vote proxies related to the Fund’s portfolio securities for which the Fund has voting authority consistent with the Fund’s best interests. Calamos Advisors has adopted its own Proxy Voting Policies and Procedures (the “Policies”). The Policies address, among other things, conflicts of interest that may arise between the Fund’s interests, and the interests of Calamos Advisors and its affiliates.

The following is a summary of the Policies used by Calamos Advisors in voting proxies.

To assist it in voting proxies, Calamos Advisors has established a committee comprised of members of its Portfolio Management and Research Departments. The committee and/or its members will vote proxies using the following guidelines.

In general, if Calamos Advisors believes that a company’s management and board have interests sufficiently aligned with the Fund’s interest, Calamos Advisors will vote in favor of proposals recommended by the company’s board. More specifically, Calamos Advisors seeks to ensure that the board of directors of a company is sufficiently aligned with security holders’ interests and provides proper oversight of the company’s management. In many cases this may be best accomplished by having a majority of independent board members. Although Calamos Advisors will examine board member elections on a case-by-case basis, it will generally vote for the election of directors that would result in a board comprised of a majority of independent directors.

Because of the enormous variety and complexity of transactions that are presented to shareholders, such as mergers, acquisitions, reincorporations, adoptions of anti-takeover measures (including adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stocks and the creation of a separate class of stock with unequal voting rights), changes to capital structures (including authorizing additional shares, repurchasing stock or approving a stock split), executive compensation and option plans, that occur in a variety of industries, companies and market cycles, it is extremely difficult to foresee exactly what would be in the best interests of the Fund in all circumstances. Moreover, voting on such proposals involves considerations unique to each transaction. Accordingly, Calamos Advisors will vote on a case-by-case basis on proposals presenting these transactions.

To assist it in analyzing proxies, Calamos subscribes to Broadridge, an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, voting recommendations, record keeping and vote disclosure services. Proxies received by the Fund are voted based upon Calamos’ proxy voting guidelines. CAL has established an internal proxy group that is responsible for maintaining oversight of all facets of the processes described above. Any proxy that is not covered by the proxy voting guidelines is reviewed and considered by Calamos’ proxy group and is voted in accordance with that review. In addition, this service facilitates the voting of each proxy in accordance with our proxy voting policy. Based on the instruction provided by the proxy group and/or the principles inherent in CAL’s proxy policy, the Corporate Actions Department will vote and process proxies.

Finally, Calamos Advisors has established procedures to help resolve conflicts of interests that might arise when voting proxies for the Fund. These procedures provide that the committee, along with Calamos Advisors’ Legal and Compliance Departments, will examine conflicts of interests with the Fund of which Calamos Advisors is aware and seek to resolve such conflicts in the Fund’s best interests, irrespective of any such conflict. If a member of the committee has a personal conflict of interest, that member will refrain from voting and the remainder of the committee will determine how to vote the proxy solely on the investment merits of any proposal. The committee will then memorialize the conflict and the procedures used to address the conflict.

The Trust is required to file with the SEC its complete proxy voting record for the 12-month period ending June 30, by no later than August 31 of each year. The Trust’s proxy voting record for the most recent 12-month period ending June 30 is available by August 31 of each year (1) on the SEC’s website at www.sec.gov, and (2) without charge, upon request, by calling 800-582-6959.

You may obtain a copy of Calamos Advisors’ Policies by calling 800.582.6959, by visiting Calamos Advisors’ website at www.calamos.com, by writing Calamos Advisors at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563, and on the SEC’s website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS. The board of trustees, including a majority of the non-interested trustees, has adopted policies and procedures to govern the disclosure of portfolio security holdings. The board of trustees considered the circumstances under which portfolio security holdings may be disclosed to different categories of persons and how to address actual and potential conflicts of interests between the interests of the Fund’s shareholders, on the one hand, and those of Calamos Advisors and CFS, on the other. After giving due consideration to such matters and after exercising their fiduciary duties and reasonable business judgment, the board of trustees determined that the Fund has a legitimate business purpose for disclosing portfolio security holdings to the persons described in the policies and procedures, and that the policies and procedures are reasonably designed to ensure that disclosures of portfolio security holdings are not opposed to the best interests of shareholders and appropriately address the potential for material conflicts of interest.

Calamos Advisors and CFS carry out the policies and procedures governing disclosure of portfolio security holdings, and as such have access to information regarding portfolio security holdings on a daily basis and may disclose that information to the Fund’s service providers and other third parties only in accordance with the policies and procedures adopted by the board of trustees.

Disclosure to the Public

A complete list of portfolio holdings as of the last business day of the preceding calendar month may be disclosed no earlier than 30 days after the end of the previous calendar month.

A subset of the Fund’s portfolio security holdings “top ten” list may be disclosed no earlier than 10 days after the end of the previous calendar month.

Portfolio attribution, any information relating to the Fund’s portfolio characteristics, such as, but not limited to, industries or sectors within the Fund, income distributions, potential capital gains, beta, average weighted average, current yield, or SEC yield may be disclosed on a ten (10) day lag.

Based on an internal exception process and review of conflicts of interest, the Fund may publicly disclose whether an individual security is, or is not, owned by the Fund if the Fund determine that the disclosure is not opposed to the best interests of shareholders and any conflicts of interest are addressed. Such an exception shall be reported to the Fund’s Board of Trustees at the next scheduled meeting.

The Fund’s most current public portfolio holdings information may be found at www.calamos.com.

Non-Public Disclosure

Disclosure to Rating and Ranking Agencies. A complete list of portfolio security holdings as of the last business day of the preceding calendar quarter may be disclosed to rating or ranking agencies, such as S&P, Moody’s, Morningstar, Inc. (“Morningstar”) and Lipper, Inc. (“Lipper”), no earlier than 30 days after the end of such quarter. Any non-public disclosure to rating or ranking agencies shall be made subject to a duty of confidentiality, including a duty not to trade on non-public information. As of December 31, 2017, the following rating or ranking agencies are provided portfolio security holdings information in connection with the above procedures: Standard & Poor’s Financial Services, LLC, Bloomberg LP, Thompson Reuters, Morningstar, Inc., and FactSet Financial Research Systems, Inc.

Disclosure to Third Parties. Portfolio security holdings may be disclosed more frequently than described above to third parties, with little or no lag time, when the Fund has a legitimate business purpose for doing so.

The frequency and lag time of such disclosure is based upon each party’s need for the information. Third parties include, but are not limited to, the Fund’s investment adviser, principal underwriter, custodian, transfer agent, administrator, fund accounting agent, financial accounting agent, independent auditors, attorneys or such other selected third parties. As of December 31, 2017, the following parties receive non-public portfolio security holdings disclosure: Calamos Advisors, CFS, State Street Corporation, US Bancorp Fund Services LLC, Deloitte & Touche LLP and Ropes & Gray LLP. The third parties have a duty to keep the Fund’s non-public information confidential either through written contractual arrangements with the Fund or Calamos Advisors, or by the nature of their fiduciary duty with respect to the Fund, which includes a duty of confidentiality and a duty to refrain from trading on non-public information. The Fund may be harmed if the service providers breach any non-contractual duty to keep the Fund’s non-public information confidential as the Fund may have no contractual remedies or recourse against such breaching parties.

In addition, the Fund, Calamos Advisors, CFS and the Fund’s administrator and custodian may, for legitimate business purposes within the scope of their duties and responsibilities, disclose portfolio security holdings (whether a complete list of portfolio security holdings or a subset thereof) and other positions comprising the Fund’s assets to one or more broker-dealers or foreign custodians during the course of, or in connection with, normal day-to-day securities and derivative transactions with or through such broker-dealers or foreign custodians, subject to such broker-dealer’s obligation and/or foreign custodian’s fiduciary duty not to disclose or use material, non-public information concerning the Fund’s portfolio security holdings without the consent of the Fund or its agents. Any such disclosure must be approved in writing by Calamos Advisors’ General Counsel or, in his absence, the Trust’s Chief Compliance Officer.

Disclosures required by Applicable Law. The Fund, Calamos Advisors and CFS may disclose portfolio security holdings information of the Fund as may be required by applicable law, rule, regulation or court order. Any officer of the Fund, Calamos Advisors or CFS is authorized to disclose portfolio security holdings pursuant to these policies and procedures.

As part of the Fund’s compliance program under Rule 38a-1 under the 1940 Act, the Trust’s Chief Compliance Officer periodically will review or cause to be reviewed portfolio security holding disclosures in order to seek compliance with these policies and procedures. The board of trustees will oversee disclosures through the reporting of the Chief Compliance Officer.

The Fund, Calamos Advisors and CFS do not receive compensation or other consideration for the disclosure of portfolio security holdings.

INVESTMENT ADVISORY SERVICES

Investment management and certain other services are provided to the Trust by Calamos Advisors pursuant to a Management Agreement (the “Management Agreement”) dated August 1, 2000, as amended. Calamos Advisors also furnishes office space, equipment and management personnel to the Trust. For more information, see the prospectus under “Who manages the Fund?”

The Fund pays Calamos Advisors a fee based on its average daily net assets that is accrued daily and paid on a monthly basis.

The Fund pays a base fee, subject to possible adjustment based on the Fund’s performance, as described in the prospectus. The base fee is at the annual rate of 1.00% on the first $500 million, 0.95% on the next $500 million, 0.90% on the next $5 billion (over $1 billion to $6 billion), and 0.80% on average daily net assets in excess of $6 billion. The performance adjustment equally increases or decreases the fee, on a monthly basis, by 1/12 of 0.03% of the Fund’s average daily net assets over the performance measurement period for each full 1% increment amount by which the Fund outperforms or underperforms the MSCI EAFE Growth Index (the “Growth Index”) over the performance measurement period on an annualized basis.

It is possible that the Fund’s contractual expense reimbursement agreement with Calamos Advisors may have the effect of increasing the outperformance adjustment to the base fee paid to Calamos Advisors, or decreasing the underperformance adjustment to the base fee paid to Calamos Advisors. The payment and calculation of the performance adjustment is subject to the ultimate supervision of the board of trustees, and the board of trustees has the authority to terminate the contractual expense reimbursement agreement at any time. If the board of trustees determines that another index is appropriate for the Fund, it may designate a successor index to be substituted, subject to approval by shareholders.

The performance measurement period for the Fund began at the start of the first full month of operation (April 1, 2005) and includes the trailing 36 months.

The performance comparison is made at the end of each month. The maximum annualized performance adjustment rate for the Fund is +/-0.30% of the Fund’s average daily net assets over the performance measurement period. The performance adjustment rate is divided by 12 and multiplied by the Fund’s average daily net assets over the performance measurement period, and the resulting dollar amount is then added to or subtracted from the base fee. Calamos Advisors may receive a positive performance adjustment even if the Fund has a negative return over a performance measurement period if it otherwise outperforms its Index during that period.

The investment performance of the Fund will be the sum of: (1) the change in the Fund’s net asset value (“NAV”) per Class A share during the performance measurement period; plus (2) the value of the Fund’s cash distributions per share accumulated to the end of the performance measurement period; plus (3) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the performance measurement period; expressed as a percentage of the Fund’s NAV per Class A share at the beginning of the performance measurement period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Fund at the NAV in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

The investment record of the Growth Index will be the sum of: (1) the change in the level of the Growth Index during the performance measurement period; plus (2) the value, computed consistently with the Growth Index, of cash distributions made by companies whose securities comprise the Growth Index accumulated to the end of the performance management period; expressed as a percentage of the Growth Index level at the beginning of the performance measurement period. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend.

During the periods shown below, the Fund paid total advisory fees and was reimbursed by Calamos Advisors for expenses in excess of applicable expense limitations. Payments were as follows:

Description of Fund	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15
International Growth Fund
Advisory fee	2,754,534	4,793,982	6,610,210
Performance fee	(180,440)	(576,115)	(1,188,034
Waiver or reimbursement	(184,442)	(49,725)	0

Net Fee	2,389,652	4,168,142	5,422,176

Calamos Advisors is a wholly owned subsidiary of Calamos Investments LLC (“CILLC”). Calamos Asset Management, Inc. (“CAM”) is the sole manager of CILLC. As of June 30, 2018, approximately 22% of the outstanding interests of CILLC was owned by CAM and the remaining approximately 78% of CILLC was owned by Calamos Partners LLC (“CPL”). CPL was owned by Calamos Family Partners, Inc. (“CFP”), John P. Calamos, Sr., and John S. Koudounis. CFP was owned by members of the Calamos family, including John P. Calamos, Sr. In addition, Mr. Koudounis has the option to purchase a controlling interest in CPL upon the death or permanent disability of John P. Calamos, Sr., provided Mr. Koudounis is then serving as Chief Executive Officer of CAM and CILLC. John P. Calamos, Sr., is an affiliated person of the Fund and Calamos Advisors by virtue of his position as Chairman, Trustee and President of the Trust and Chairman and Global Chief Investment Officer (“Global CIO”) of Calamos Advisors. John S. Koudounis, Robert F. Behan, Thomas E. Herman, J. Christopher Jackson and Curtis Holloway are affiliated persons of the Fund and Calamos Advisors by virtue of their positions as Vice President; Vice President; Vice President; Vice President and Secretary; and Chief Financial Officer and Treasurer; of the Trust; respectively, and as Chief Executive Officer; President and Head of Global Distribution; Senior Vice President and Chief Financial Officer; Senior Vice President, General Counsel and Secretary; and Senior Vice President, Head of Fund Administration of Calamos Advisors, respectively.

The use of the name “Calamos” in the name of the Trust and in the name of the Fund is pursuant to licenses granted by Calamos Investments LLC, and the Trust has agreed to change the name to remove those references if Calamos Advisors ceases to act as investment adviser to the Fund.

EXPENSES

Subject to the expense limitations described below, the Fund pays all its own operating expenses that are not specifically assumed by Calamos Advisors, including (i) fees of Calamos Advisors; (ii) interest, taxes and any governmental filing fees; (iii) compensation and expenses of the trustees, other than those who are interested persons of the Trust, Calamos Advisors or CFS; (iv) legal, audit, custodial and transfer agency fees and expenses; (v) fees and expenses related to the Fund’s organization and registration and qualification of the Funs and its shares under federal and state securities laws; (vi) expenses of printing and mailing reports, notices and proxy material to shareholders, and expenses incidental to meetings of shareholders; (vii) expenses of preparing prospectuses and of printing and distributing them to existing shareholders; (viii) insurance premiums; (ix) litigation and indemnification expenses and other extraordinary expenses not incurred in the normal course of the business of the Trust; (x) distribution expenses pursuant to the Fund’s Distribution Plans for Class A and Class C shares; and (xi) brokerage commissions and other transaction-related costs.

Calamos Advisors contractually agreed to limit through March 1, 2022 the annual operating expenses of Class R6 shares of the Fund in excess of certain limits as reflected in the table below. For purposes of this agreement, operating expenses do not include taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any.

Fund	Class	Limitation Period	Expense Limitation
Calamos International Growth Fund	Class R6	3/1/2022	0.85	%*

*

Class R6 Total Annual Operating Expenses are limited to 0.85% less the annual sub-transfer agency ratio for the Fund. The annual sub-transfer agency ratio is equal to the aggregate sub-transfer agency expenses common to the other shares classes of the Fund divided by the aggregate average annual net assets of the Fund’s other share classes.

TEAM APPROACH TO MANAGEMENT

Calamos Advisors employs a “team of teams” approach to portfolio management, led by the Global CIO and our CIO team consisting of 5 Co-CIOs with specialized areas of investment expertise. The Global CIO and Co-CIO team are responsible for oversight of investment team resources, investment processes, performance and risk. As heads of investment verticals, Co-CIOs manage investment team members and, along with Co-Portfolio Managers, have day-to-day portfolio oversight and construction responsibilities of their respective investment strategies. While investment research professionals within each Co-CIO’s team are assigned specific strategy responsibilities, they also provide support to other investment team verticals, creating deeper insights across a wider range of investment strategies. The combination of specialized investment teams with cross team collaboration results in what we call our Team of Teams approach.

This team of teams approach is further reflected in the composition of Calamos Advisors’ Investment Committee, made up of the Global CIO, the Co-CIO team, the Head of Global Trading and Investment Risk Management, and the Director of Research. Other members of the investment team participate in Investment Committee meetings in connection with specific investment related issues or topics as deemed appropriate.

The structure and composition of the Investment Committee results in a number of benefits, as it:

•	Leads to broader perspective on investment decisions: multiple viewpoints and areas of expertise feed into consensus;

•	Promotes collaboration between teams; and

•	Functions as a think tank with the goal of identifying ways to outperform the market on a risk-adjusted basis.

The objectives of the Investment Committee are to:

•	Form the firm’s top-down macro view, market direction, asset allocation, and sector/country positioning.

•	Establish firm-wide secular and cyclical themes for review.

•	Review firm-wide and portfolio risk metrics, recommending changes where appropriate.

•	Review firm-wide, portfolio and individual security liquidity constraints.

•	Evaluate firm-wide and portfolio investment performance.

•	Evaluate firm-wide and portfolio hedging policies and execution.

•	Evaluate enhancements to the overall investment process.

John P. Calamos, Sr., Founder, Chairman and Global CIO, is responsible for the day-to-day management of the team, bottom-up research efforts and strategy implementation. John Hillenbrand, Nick Niziolek, Eli Pars, and Jon Vacko are each Sr. Co-Portfolio Managers, and Dennis Cogan is a Co-Portfolio Manager for the Fund. Paul Mitchell, Director of Research, is responsible for developing and enhancing both fundamental and quantitative research processes and resources, working in partnership with senior investment personnel.

The Global CIO, Sr. Co-Portfolio Managers and Co-Portfolio Manager also have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts as of October 31, 2017 is set forth below.

Other Accounts Managed and Assets by Account Type as of October 31, 2017

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	22	17,258,980,239	12	653,590,354	2,646	2,053,806,595
John Hillenbrand	20	12,540,831,598	12	653,590,354	2,646	2,053,806,595

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Jon Vacko	20	12,540,831,598	12	653,590,354	2,646	2,053,806,595
Eli Pars	19	15,508,833,203	12	653,590,354	2,646	2,053,806,595
Dennis Cogan	11	7,223,505,480	7	469,133,498	2,646	2,053,806,595
Nick Niziolek	11	7,223,505,480	7	469,133,498	2,646	2,053,806,595

Number of Accounts and Assets for which Advisory Fee is Performance Based as of October 31, 2017

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	2	414,409,727	0	—	0	—
John Hillenbrand	2	414,409,727	0	—	0	—
Jon Vacko	2	414,409,727	0	—	0	—
Eli Pars	2	414,409,727	0	—	0	—
Dennis Cogan	2	414,409,727	0	—	0	—
Nick Niziolek	2	414,409,727	0	—	0	—

Each Co-Portfolio Manager may invest for his own benefit in securities held in brokerage and mutual fund accounts. The information shown in the table does not include information about those accounts where the Co-Portfolio Manager or members of his family have a beneficial or pecuniary interest because no advisory relationship exists with Calamos Advisors or any of its affiliates.

The Fund’s Co-Portfolio Managers are responsible for managing both the Fund and other accounts, including separate accounts and funds not required to be registered under the 1940 Act.

Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between the Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Fund in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis. The allocation methodology employed by Calamos Advisors varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos Advisors brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos Advisors to execute trades through a specific broker. However, if the directed broker allows Calamos Advisors to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos Advisors full brokerage discretion. Calamos Advisors and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients.

A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos Advisors from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results.

Calamos Advisors’ head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to Calamos Advisors’ Chief Compliance Officer on a monthly basis. Investment opportunities for which there is limited availability generally are allocated among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, Calamos Advisors may consider subjective elements in attempting to allocate a trade, in which case the Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, Calamos Advisors is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.

The Co-Portfolio Managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a Co-Portfolio Manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the Co-Portfolio Managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

As of October 31, 2017, John P. Calamos, Sr., our Global CIO, aside from distributions arising from his ownership from various entities, receives all of his compensation from Calamos Advisors. He has entered into an employment agreement that provides for compensation in the form of an annual base salary and a target bonus, both components payable in cash. His target bonus is set at a percentage of the respective base salary. Similarly, Mr. Calamos is eligible for a Long-Term Incentive (“LTI”). The LTI program at Calamos Advisors has been revised as of November 2017 currently consists of two types of awards: (1) Mutual Fund Incentive Awards for investment professionals and (2) Phantom Equity Incentive Awards for non-investment professionals.

As of October 31, 2017, John Hillenbrand, Nick Niziolek, Eli Pars, Jon Vacko and Dennis Cogan receive all of their compensation from Calamos Advisors. These individuals each receive compensation in the form of an annual base salary, a discretionary bonus (payable in cash) and are eligible for LTI awards. Each of these individuals has a bonus range of opportunity which is expressed as a percentage of base salary. Each of these individuals are also eligible for discretionary LTI awards based on individual and collective performance, however these awards are not guaranteed from year to year. The LTI program at Calamos for investment professionals is a Mutual Fund Incentive Award with amounts deemed to be invested in one or more funds. “Funds” mean mutual funds, ETFs or private funds managed by Calamos Advisors or a subsidiary of Calamos Advisors. Additionally, Messrs. Hillenbrand, Niziolek, and Pars have been granted additional deferred bonus and compensation awards.

The amounts paid to all Co-Portfolio Managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. The Co-Portfolio Managers’ compensation structure does not differentiate between the Fund and other accounts managed by the Co-Portfolio Managers, and is determined on an overall basis, taking into consideration annually the performance of the various strategies managed by the Co-Portfolio Managers. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the target bonus, as well as overall performance of Calamos Advisors. All Co-Portfolio Managers are eligible to receive annual awards under an incentive compensation plan. All Co-Portfolio Managers of the firm are eligible for the LTI program.

As of October 31, 2017, the portfolio managers held the following amounts in the Fund:

INTERNATIONAL GROWTH FUND
John P. Calamos, Sr.(1)	Over $1,000,000
John Hillenbrand	$100,001 - $500,000
Nick Niziolek	$500,001 - $1,000,000
Eli Pars	None

INTERNATIONAL GROWTH FUND
Jon Vacko	$100,001 - $500,000
Dennis Cogan	None

(1)

Pursuant to Rule 16a-1(a)(2) of the 1934 Act, John P. Calamos, Sr. may be deemed to have indirect beneficial ownership of Fund shares held by Calamos Investments LLC, its subsidiaries, and its parent companies (Calamos Asset Management, Inc. and Calamos Partners LLC, and its parent company Calamos Family Partners, Inc.) due to his direct or indirect ownership interest in those entities. As a result, these amounts reflect any holdings of those entities in addition to the individual, personal accounts of John P. Calamos, Sr.

DISTRIBUTION PLAN

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”), whereby Class A and Class C shares of the Fund pay to CFS service and distribution fees as described in the prospectus offering Class A and Class C shares. No distribution or service fees are paid with respect to Class I or Class R6 shares.

During the fiscal year ended October 31, 2017, payments to CFS and affiliates and broker-dealers pursuant to the Plan were made as indicated below.

Payments to CFS:	International Growth Fund
Class A	6,646
Class B	867
Class C	9,567
Class R	396
Class A	195,584
Class B	271
Class C	279,794
Class R	29,293

During the fiscal year ended October 31, 2017, payments were made under the Plan on behalf of the Fund for expenses associated with advertising, printing and mailing of prospectuses to prospective shareholders, and sales personnel compensation as indicated below.

Expenses:	International Growth Fund
Class A
Printed Materials	8,954
Sales & Marketing	216,745
Total	225,699
Class B
Printed Materials	227
Sales & Marketing	78,879
Total	79,106
Class C
Printed Materials	2,919
Sales & Marketing	129,093
Total	132,012

Expenses:	International Growth Fund
Class R
Printed Materials	829
Sales & Marketing	228,179
Total	229,008

1	‘Payments to CFS’ and ‘Payments to affiliated broker-dealers’ may include prior period true-ups resulting in credit balances.

DISTRIBUTOR

CFS, a broker-dealer, serves as principal underwriter and distributor for the Fund, subject to change by a majority of the “non-interested” trustees at any time. CFS is located at 2020 Calamos Court, Naperville, Illinois 60563-1493. CFS is an indirect subsidiary of Calamos Asset Management, Inc. CFS is responsible for all purchases, sales, redemptions and other transfers of shares of the Fund without any charge to the Fund except the fees paid to CFS under the Plan and distribution agreement. CFS is also responsible for all expenses incurred in connection with its performance of services for the Fund, including, but not limited to, personnel, office space and equipment, telephone, postage and stationery expenses. CFS receives commissions from sales of shares of the Fund that are not expenses of the Fund but represent sales commissions added to the net asset value of shares purchased from the Fund. See “How can I buy shares?” in the prospectus. See “Portfolio Transactions.” CFS received and retained commissions on the sale of shares of the Fund as shown below during the indicated periods:

Description	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15
International Growth Fund
Commissions received	11,136	20,985	56,178
Commissions retained	2,419	4,140	9,959

Class R6 shares are not subject to sales charges. The sales charges on sales of Class A shares of the Fund offered through a separate prospectus, (except when waived as described below under “Share Classes and Pricing of Shares — Sales Charge Waiver”) and concessions reallowed to dealers at the time of purchase are as follows:

	SALES CHARGE PAID BY INVESTOR ON PURCHASE OF CLASS A SHARES
	AS A % OF NET AMOUNT INVESTED	AS A % OF OFFERING PRICE	% OF OFFERING PRICE RETAINED BY SELLING DEALER
Less than $50,000	4.99%	4.75%	4.00%
$50,000 but less than $100,000	4.44	4.25	3.50
$100,000 but less than $250,000	3.63	3.50	2.75
$250,000 but less than $500,000	2.56	2.50	2.00
$500,000 but less than $1,000,000	2.04	2.00	1.60
$1,000,000 or more*	None	None	None

*

On an investment of $1,000,000 to $4 million, CFS from its own resources pays the selling dealer a commission of 1.00% of the amount of the investment, 0.50% on investments between $4 million and $25 million, and 0.25% on investments greater than $25 million. On an investment of $1,000,000 or more without a sales charge, you may pay a contingent deferred sales charge of 1.00% on shares that are sold within two years after purchase, excluding shares purchased from the reinvestment of dividends or capital gains distributions.

The Fund receives the entire net asset value of all of its shares sold. CFS, the Fund’s principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers. The normal discount to dealers is set forth in the table above. Upon notice to all dealers with whom it has sales agreements, CFS may allow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act. CFS may from time to time conduct promotional campaigns in which incentives would be offered to dealers meeting or exceeding stated target sales of shares of the Fund. The cost of any such promotional campaign, including any incentives offered, would be borne entirely by CFS and would have no effect on either the public offering price of Fund shares or the percentage of the public offering price retained by the selling dealer.

CFS has the exclusive right to distribute shares of the Fund through affiliated and unaffiliated dealers on a continuous basis. The obligation of CFS is an agency or “best efforts” arrangement, which does not obligate CFS to sell any stated number of shares.

OTHER COMPENSATION TO INTERMEDIARIES

CAL, CFS and their affiliates are currently subject to supplemental compensation payment requests by certain securities broker-dealers, banks or other intermediaries, including third party administrators of qualified plans (each an “Intermediary”) whose customers have purchased Fund shares. In their discretion, CAL, CFS or their affiliates may make payments to an Intermediary for various purposes. These payments do not increase the amount paid by you or the Fund, as they are paid from the legitimate profits from these entities in what is generally referred to as “revenue sharing.”

Revenue sharing payments are generally a percentage of the account’s average annual net assets. CAL and CFS may make these payments to an Intermediary for various purposes, including to help defray costs incurred by the Intermediary to educate financial advisers about the Fund so they can make recommendations and provide services that are suitable and meet shareholder needs, to access the Intermediary’s representatives, to provide marketing support and other specified services. To the extent that the Fund does not pay for these costs directly, CAL and CFS may also make payments to certain financial intermediaries for administrative services such as record keeping, sub-accounting for shareholder accounts, client account maintenance support, statement preparation, transaction processing, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for services such as setting up the Fund on a intermediary’s mutual fund trading system. Service costs for sub-transfer agency fees attributable to Class A, Class C and Class I shares are borne solely by those share classes and are allocated pro-rata based upon assets of all Class A, Class C and Class I shares in the aggregate, without regard to fund or class. No sub-transfer agency or client account support payments will be made with respect to Class R6 shares.

In addition, CFS and/or CAL may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Fund. CFS and/or CAL may make payments to participate in intermediary marketing support programs which may provide CFS and/or CAL, as applicable, with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, data and data analytics, business planning and strategy sessions with intermediary personnel, information on industry- or platform specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of the Fund and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Fund to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Fund available to their customers.

These payments may provide Intermediaries with an incentive to favor shares of the Fund over sales of shares of other mutual funds or non-mutual fund investments. These payments may influence the Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your Intermediary and its representatives. The Fund may utilize an Intermediary that offers and sells shares of the Fund to execute portfolio transactions for the Fund. The Fund, Calamos Advisors and CFS do not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

PORTFOLIO TRANSACTIONS

Calamos Advisors is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions.

Portfolio transactions on behalf of the Fund effected on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the OTC markets, but the price the Fund pays usually includes an undisclosed dealer commission or mark-up. For securities purchased in an underwritten offering, the price the Fund pay includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

In executing portfolio transactions, Calamos Advisors uses its best efforts to obtain for the Fund the most favorable combination of price and execution available. In seeking the most favorable combination of price and execution, Calamos Advisors considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the execution capability of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

In allocating the Fund’s portfolio brokerage transactions to unaffiliated broker-dealers, Calamos Advisors may take into consideration the research, analytical, statistical and other information and services provided by the broker-dealer, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation. Although Calamos Advisors believes these services have substantial value, they are considered supplemental to Calamos Advisors’ own efforts in performing its duties under the Management Agreement.

Calamos Advisors does not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. Calamos Advisors does, however, have internal procedures for allocating transactions in a manner consistent with its execution policies to brokers that it has identified as providing research, research-related products or services, or execution-related services of a particular benefit to its clients. Calamos Advisors has entered into client commission agreements (“CCAs”) with certain broker-dealers under which the broker-dealers may use a portion of their commissions to pay third parties or other broker-dealers that provide Calamos Advisors with research or brokerage services, as permitted under Section 28(e) of the Exchange Act. CCAs allow Calamos Advisors to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third parties or other broker-dealers for research or brokerage services. All uses of CCAs by Calamos Advisors are subject to applicable law and their best execution obligations. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Calamos Advisors and such research may not necessarily be used by Calamos Advisors in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services.

As permitted by Section 28(e) of the 1934 Act, Calamos Advisors may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if Calamos Advisors believes the amount to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of Calamos Advisors may indirectly benefit from the availability of these services to Calamos Advisors, and the Fund may indirectly benefit from services available to Calamos Advisors as a result of research services received by Calamos Advisors through transactions for other clients. In addition, Calamos Advisors may execute portfolio transactions for the Fund, to the extent permitted by law, through broker-dealers affiliated with the Fund, Calamos Advisors, CFS, or other broker-dealers distributing shares of the Fund if it reasonably believes that the combination of price and execution is at least as favorable as with unaffiliated broker-dealers, and in such transactions any such broker-dealer would receive brokerage commissions paid by the Fund.

In certain cases, Calamos Advisors may obtain products or services from a broker that have both research and non-research uses. Examples of non-research uses are administrative and marketing functions. These are referred to as “mixed use” products. In each case, Calamos Advisors makes a good faith effort to determine the proportion of such products or services that may be used for research and non-research purposes. That determination is based upon the time spent by Calamos Advisors personnel for research and non-research uses. The portion of the costs of such products or services attributable to research usage may be defrayed by Calamos Advisors through brokerage commissions generated by transactions of its clients, including the Fund. Calamos Advisors pays the provider in cash for the non-research portion of its use of these products or services.

For the periods presented below, Calamos Advisors did not execute trades through CFS, its affiliated broker-dealer. For the periods indicated, the following table shows the amount of aggregate commissions related to those transactions executed through unaffiliated broker-dealers.

DESCRIPTION	AGGREGATE COMMISSIONS
International Growth Fund
Year Ended 10/31/17	$806,325
Year Ended 10/31/16	1,176,302
Year Ended 10/31/15	1,397,105

The following table shows the brokerage commissions paid by the Fund to brokers who furnished research services to the Fund or Calamos Advisors, and the aggregate dollar amounts involved in those transactions, during the period indicated.

	FISCAL YEAR ENDED OCTOBER 31, 2017
	COMMISSIONS PAID FOR RESEARCH	PERCENTAGE OF AGGREGATE COMMISSIONS
International Growth Fund	$294,371	36.5%

SHARE CLASSES AND PRICING OF SHARES

Purchases and redemptions are discussed in the prospectus under the headings “How can I buy shares?” and “How can I sell (redeem) shares?” All of that information is incorporated herein by reference.

PURCHASES OF CLASS R6 SHARES

Class R6 shares are sold at net asset value, and are not subject to an initial sales charge or to a contingent deferred sales charge. Please refer to the Class R6 prospectus for more information.

REDEMPTION IN KIND

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which they are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Redemptions in excess of these amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities.

PURCHASE IN KIND

You may, under certain circumstances, purchase shares of the Fund with other securities that you presently own (an “in-kind purchase”). Any in-kind purchase would be subject to approval by the Trust, and would be subject to the Trust’s in-kind purchase procedures then in effect. These procedures presently require any consideration used in an in-kind purchase to be comprised of (a) securities that are held in the Fund’s portfolio, or (b) securities that are not currently held in the portfolio but that are eligible for purchase by the Fund (consistent with the Fund’s investment objective and restrictions), have been approved for investment by the Fund’s portfolio manager and have readily available market quotations. Should the Trust approve your purchase of the Fund’s shares with securities, the Trust would follow its in-kind purchase procedures and would value the securities tendered in payment (determined as of the next close of regular session trading on the New York Stock Exchange after receipt of the purchase order) pursuant to the Trust’s valuation procedures as then in effect, and you would receive the number of Fund shares having a net asset value on the purchase date equal to the aggregate value of the securities tendered. Such in-kind purchases may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to the Fund.

CERTAIN REDEMPTIONS AND REINVESTMENTS

Calamos Advisors and its affiliates may have investments in the Fund. From time to time, Calamos Advisors or an affiliate may, for tax purposes, redeem a portion of its Fund holdings, reinvesting in shares of the Fund shortly thereafter. These transactions are subject to the Fund’s excessive trading policies and procedures and will only be consummated if they are determined not to be disruptive to the management of the Fund under those procedures.

NET ASSET VALUE

The Fund’s share price, or NAV, is determined as of the close of regular session trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern Time) each day that the NYSE is open. The NYSE is regularly closed on New Year’s Day, the third Monday in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas.

The NAV per share for each class of Fund shares is calculated in accordance with Rule 22c-1 of the 1940 Act by dividing the pro rata share of the value of all of the securities and other assets of the Fund allocable to that class of Fund shares, less the liabilities allocable to that class, by the number of shares of the class outstanding. When shares are purchased or sold, the order is processed at the next NAV (plus any applicable sales charge) that is calculated on a day when the NYSE is open for trading, after receiving a purchase or sale order. Because the Fund may invest in securities that are primarily listed on foreign exchanges and trade on days when the Fund does not price its shares, the Fund’s NAV may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. If shares are purchased or sold through a broker-dealer, it is the responsibility of that broker-dealer to transmit those orders to the Fund’s transfer agent so such orders will be received in a timely manner.

A purchase or sale order typically is accepted when the Fund’s transfer agent or an intermediary has received a completed application or appropriate instruction along with the intended investment, if applicable, and any other required documentation.

VALUATION PROCEDURES

The valuation of the Fund’s portfolio securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees. Securities for which market quotations are readily available will be valued using the market value of those securities. Securities for which market quotations are not readily available will be fair valued in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees. The method by which a security may be fair valued will depend on the type of security and the circumstances under which the security is being fair valued.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time the Fund determines its NAV. Securities traded in the OTC market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV.

When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the OTC market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each OTC option that is not traded through the OCC is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed-income securities and certain convertible preferred securities are generally traded in the OTC market and are valued by independent pricing services or by dealers who make markets in such securities. Valuations of such fixed income securities and certain convertible preferred securities consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or OTC prices.

Trading on European and Far Eastern exchanges and OTC markets is typically completed at various times before the close of business on each day on which the NYSE is open. Each security trading on these exchanges or OTC markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the respective Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees. The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

TAXATION

The following summarizes certain additional federal income tax considerations generally affecting the Fund and its shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Fund. The discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, financial institutions, tax exempt organizations, broker-dealers, persons investing through tax-qualified plans or other tax-advantaged arrangements) who may be subject to special rules. Special tax rules apply to investments held through defined contribution plans and other tax-qualified plans. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion here and in the prospectus is not intended as a substitute for careful tax planning.

The Fund has elected to be treated as a regulated investment company under the Code and intends each year to qualify and be eligible to be treated as such. To qualify as a regulated investment company, the Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from interests in qualified publicly traded partnerships (“Qualifying Income Test”); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or one or more qualified publicly traded partnerships (“Diversification Test”); and (c) distribute with respect to each taxable year at least the sum of (i) 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt income, net of expenses allocable thereto.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from an equity investment in a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an equity interest in a “qualified publicly traded partnership” will be treated as qualifying income. A “qualified publicly traded partnership” is one in which the interests are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and that derives less than 90% of its income from the qualifying income described in section (a)(i), of the preceding paragraph. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). MLPs, if any, in which the Fund invests generally will qualify as qualified publicly traded partnerships. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an equity interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities. To date, such regulations have not been issued. A regulated investment company generally must look through any 20% or more voting interest it owns in a corporation, including another regulated investment company, to the underlying assets thereof for purposes of the Diversification Test; special rules potentially provide limited relief from the application of this rule apply where a regulated investment company owns such an interest in an underlying regulated investment company.

If the Fund were to fail to qualify as a regulated investment company for any taxable year, the Fund would be subject to tax on its taxable income at corporate income tax rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and reduced rates of taxation on qualified dividend income in the case of individuals. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company. The remainder of this discussion assumes that the Fund will qualify as a regulated investment company.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) properly reported by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. The Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid by the Fund and received by the shareholders on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. To avoid application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

DISTRIBUTIONS

Dividends and distributions from the Fund, whether received in shares or cash, generally are taxable to shareholders and must be reported on each shareholder’s federal income tax return. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits.

A portion of the dividends paid by the Fund may qualify for the dividends received deduction available to corporate shareholders under Section 243 of the Code or the reduced rates of taxation under Section 1(h)(11) of the Code that apply to “qualified dividend income” received by noncorporate shareholders, provided holding period and other requirements are met at both the shareholder and Fund level. Distributions of net capital gains — that is, the excess, if any, of net long-term gain over net short-term loss — properly reported by the Fund as capital gain dividends, generally are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Fund’s shares, and are not eligible for the dividends received deduction. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable to shareholders as ordinary income. Any distributions in excess of the Fund’s current and accumulated earnings and profits will be characterized as a return of capital to shareholders to the extent of their basis in their Fund shares and, thereafter, as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Fund shares. Distributions are taxable to shareholders as described herein even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus effectively were included in the price the shareholder paid). The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

Subject to any future regulatory guidance to the contrary any distribution of income attributable to qualified REIT dividends or qualified publicly traded partnership income from the Fund’s investment in equity securities of a REIT or MLP, as applicable, will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such REIT or MLP directly.

SALES OF SHARES

Upon the disposition of shares of the Fund (whether by redemption, sale or exchange), a shareholder may realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short- term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition of Fund shares will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares.

Depending on certain factors relating to the Fund’s ownership in an underlying fund both before and after a redemption, the Fund’s redemption of shares of such underlying fund may cause the Fund to be treated not as realizing capital gain or loss in the amount by which the redemption proceeds exceed the Fund’s tax basis in the shares of the underlying fund, but instead to be treated as receiving a taxable dividend in the full amount of the redemption proceeds. Dividend treatment of a redemption by the Fund would affect the amount and character of income required to be distributed by both the Fund and the underlying fund for the year in which the redemption occurred. It is possible that such a dividend would qualify as a “qualified dividend income”; otherwise, it would be taxable as ordinary income and could cause shareholders of the Fund that invests in underlying funds to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying funds directly.

MEDICARE TAX ON CERTAIN INVESTMENT INCOME

Certain noncorporate taxpayers are subject to an additional tax of 3.8% with respect to the lesser of (1) their “net investment income” or (2) the excess of their “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). For this purpose, “net investment income” includes interest, dividends (including dividends paid with respect to shares), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain.

OPTIONS, FUTURES AND FORWARD CONTRACTS, AND SWAP AGREEMENTS OR DERIVATIVES

The Fund may purchase and sell put and call options. In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain options, futures contracts, forward contracts, foreign currency positions and swap agreements used by the Fund may be governed by Section 1256 of the Code (“Section 1256 contracts”). Any gains or losses on Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by the Fund, may trigger the straddle rules contained primarily in Section 1092 of the Code. In some cases, the straddle rules also could apply in connection with swap agreements. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. The straddle rules and the rules governing qualified covered calls may affect the character of gains (or losses) realized by the Fund by causing gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of transactions in options, futures, forward contracts, and swap agreements are not entirely clear.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the Fund that did not engage in such hedging transactions.

In addition, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules), which could affect the amount, timing and/or character of distributions to shareholders. The qualifying income and diversification requirements applicable to the Fund’s assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements, and other derivative instruments.

Rules governing the tax aspects of swap agreements and other derivative instruments are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner they deem to be appropriate, the Internal Revenue Service might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be affected. Calamos Advisors intends to monitor developments in this area.

An adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid the Fund-level tax.

SHORT SALES

The Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders.

FUND INVESTMENTS IN COMPLEX TAX SITUATIONS

The Fund might invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPS”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued (but may apply with retroactive effect) a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income taxation in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Fund, will generally be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income. In addition, because the Code provides that excess inclusion income is ineligible for treaty benefits, a regulated investment company must withhold tax on excess inclusions attributable to its foreign shareholders at a 30% rate of withholding, regardless of any treaty benefits for which a shareholder is otherwise eligible.

Any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, the Fund serves to block UBTI from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder will recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. Furthermore, a tax-exempt shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in TMPs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in the Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the U.S., a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Fund.

PASSIVE FOREIGN INVESTMENT COMPANIES

The Fund may invest in the stock of foreign corporations which may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If the Fund receives a so-called “excess distribution” with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to stockholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that would involve marking to market the Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains (and to a limited extent losses) are treated as though they were realized on the last day of the Fund’s taxable year and reported as ordinary income or loss. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income with respect to such shares in prior years. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Fund’s intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to the Fund that did not invest in PFIC shares. Dividends paid by PFICs are not eligible to be treated as “qualified dividend income.”

FOREIGN CURRENCY TRANSACTIONS

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, and affect the timing as well as character of distributions.

FOREIGN TAXATION

Income, gains and proceeds received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Fund intends to minimize foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year if the foreign taxes paid by the Fund will “pass-through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT

Some of the debt securities with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income and required to be distributed by the Fund over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

Some of the debt securities with a fixed maturity date of more than one year from the date of issuance that may be acquired by the Fund in the secondary market may be treated as having “market discount”. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with original issue discount, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security, (ii) alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. The application of Section 451 to the accrual of market discount is currently unclear. If Section 451 applies to the accrual of market discount, the Fund must include in income any market discount as it takes the same into account on its financial statements. The Fund currently takes the position that Section 451 does not apply to market discount.

Some debt securities with a fixed maturity date of one year or less from the date of issuance that may be acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). Generally, the Fund will be required to include the OID or acquisition discount in income over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID. The Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

CONSTRUCTIVE SALES

Certain rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions (including, but not limited to, short sales) in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.

INVESTMENTS IN MASTER LIMITED PARTNERSHIPS

The Fund’s ability to make direct and indirect investments in MLPs and certain non-U.S. entities is limited by the Fund’s intention to qualify as a regulated investment company, and if the Fund does not appropriately limit such investments or if such investments are re-characterized for U.S. federal income tax purposes, the Fund’s status as a regulated investment company may be jeopardized. Among other limitations, the Fund is permitted to have no more than 25% of the value of its total assets invested in the securities of qualified publicly traded partnerships, including MLPs.

INVESTMENTS IN OTHER REGULATED INVESTMENT COMPANIES.

The Fund’s investments in shares of another mutual fund, ETF or another company that qualifies as a regulated investment company (each, an “investment company”) can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the investment company, rather than in shares of the investment company. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment company.

The Fund that invests in shares of other investment companies will not be able to offset gains realized by one underlying fund in which the Fund invests against losses realized by another underlying fund in which the Fund invests. The Fund’s investments in underlying funds could therefore affect the amount, timing and character of distributions to shareholders.

BACKUP WITHHOLDING

The Fund may be required to withhold on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld can be credited against the shareholder’s U.S. federal tax liability.

NON-U.S. SHAREHOLDERS

Withholding of Income Tax on Dividends: Under U.S. federal tax law, dividends paid on shares beneficially held by a person who is not a “U.S. person” within the meaning of the Code (a “foreign person”), are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which may, in some cases, be reduced by an applicable tax treaty. However, if a beneficial holder who is a foreign person has a permanent establishment in the United States, income effectively connected with the conduct by the beneficial holder of a trade or business in the United States and attributable to such permanent establishment and will be subject to U.S. federal income taxation on a net basis at regular income tax rates.

Distributions by the Fund to foreign persons properly reported by the Fund as capital gain dividends, interest-related dividends and short-term capital gain dividends generally will not be subject to withholding of U.S. federal income tax. In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders.

The exceptions to withholding for capital gain dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is (or is treated as) effectively connected with the conduct by the foreign person of a trade or business within the United States, including distributions subject to special rules regarding the disposition of U.S. real property interests. The exception to withholding for interest-related dividends does not apply to distributions to a foreign person (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation. If the Fund invests in a RIC that pays capital gain dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign persons. The Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by the Fund to foreign persons other than capital gain dividends, interest-related dividends and short-term capital gain dividends (e.g. distributions derived from any dividends on corporate stock, ordinary income other than U.S. source interest, foreign currency gains, foreign source interest, and ordinary income from swaps or investments in PFICs) would be subject to withholding at a rate of 30% (or lower applicable treaty rate). There can be no assurance as to the amount of distributions that would not be subject to withholding when paid to foreign persons.

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”), generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. The Fund may be required to withhold 30% of the ordinary dividends it pays, and 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays on or after January 1, 2019, to shareholders that fail to meet the prescribed information reporting or certification requirements. Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in the Fund.

Income Tax on Sale of the Fund’s Shares: Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of such shares unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

The availability of reduced U.S. taxation pursuant to any applicable treaties depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S. domestic tax law and such treaties.

OTHER TAXATION

Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (“qualifying federal obligations”). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). The Fund will provide information annually to shareholders indicating the amount and percentage of the Fund’s dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

COST BASIS REPORTING

The Fund (or its administrative agent) is required to report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. For each sale of Fund shares the Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Fund will use the average cost method as a default cost basis method for the Fund’s direct shareholders. Shareholders who purchase Fund shares through a broker or other intermediary should contact that broker or intermediary regarding the applicable default method, or other electable method, as these methods may vary. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirement applies to them.

GENERAL CONSIDERATIONS

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The following table shows the only persons known to own beneficially (as determined in accordance with Rule 13d-3 under the 1934 Act) 5% or more of the outstanding shares of the Fund at August 31, 2018. Because Class R6 shares had not yet commenced operations as of the date of this SAI, there are no control persons or principal shareholders of Class R6 shares.

FUND	REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES
Calamos International Growth Fund Class A	NATIONAL FINANCIAL SERVICES LLC	454,420.574
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	12.92%
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	MERRILL LYNCH PIERCE FENNER & SMITH	447,434.682
	FOR THE SOLE BENEFIT OF ITS CUSTOMERS	12.72%
	4800 DEER LAKE DR E FL 97HC3
	JACKSONVILLE FL 32246-6484

	CHARLES SCHWAB CO	362,341.363
	REINVEST ACCOUNT
	211 MAIN ST	10.30%
	SAN FRANCISCO CA 94105-1905

	WELLS FARGO CLEARING SERVICES LLC	267,847.640
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	7.62%
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523

	PERSHING LLC	202,740.239
	1 PERSHING PLZ
	JERSEY CITY NJ 07399-0001	5.77%

Calamos International Growth Fund Class C	WELLS FARGO CLEARING SERVICES LLC	208,565.275
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	15.76%
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523

	PERSHING LLC	179,181.414
	1 PERSHING PLZ
	JERSEY CITY NJ 07399-0001	13.54%

	MORGAN STANLEY SMITH BARNEY LLC	178,659.678
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF MSSB	13.50%
	1394 THAMES ST FL 6
	BALTIMORE MD 21231

FUND	REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES
	RAYMOND JAMES	154,506.226
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT	11.67%
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	UBS WM USA	97,858.292
	SPECIAL CUSTODY A/C UBSFSI	7.39%
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761

	MERRILL LYNCH PIERCE FENNER & SMITH	84,466.604
	FOR THE SOLE BENEFIT OF ITS CUSTOMERS	6.38%
	4800 DEER LAKE DR E FL 97HC3
	JACKSONVILLE FL 32246-6484

Calamos International Growth Fund Class I	NATIONAL FINANCIAL SERVICES LLC	1,728,916.361
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	20.61%
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	JP MORGAN SECURITIES LLC	1,077,941.120
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	3 CHASE METROTECH CENTER	12.85%
	3RD FLOOR MUTUAL FUND DEPARTMENT
	BROOKLYN NY 11245-0001

	PIMS/PRUDENTIAL RETIREMENT	784,993.153
	AS NOMINEE FOR THE TTEE
	FRESENIUS KABI USA, LLC SAVINGS	9.36%
	THREE CORPORATE DRIVE
	LAKE ZURICH IL 60047-8930

	WELLS FARGO CLEARING SERVICES LLC	737,471.835
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	8.79%
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523

	MORGAN STANLEY SMITH BARNEY LLC	723,032.126
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF MSSB	8.62%
	1300 THAMES ST FL 6
	BALTIMORE MD 21231-3496

	CHARLES SCHWAB CO	429,836.712
	REINVEST ACCOUNT
	211 MAIN ST	5.12%
	SAN FRANCISCO CA 94105-1905

FUND	REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES
	UBS WM USA	429,171.252
	SPEC CDY A/C UBSFSI	5.12%
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761

As of August 31, 2018, the trustees and officers of the Fund as a group owned approximately 18.2% of Class I shares of the Fund. The trustees and officers as a group owned less than 1 percent of the outstanding shares of each other class of the Fund. Pursuant to Rule 16a-1(a)(2) of the 1934 Act, John P. Calamos, Sr. may be deemed to have indirect beneficial ownership of Fund shares held by Calamos Investments LLC, its subsidiaries, and its parent companies (Calamos Asset Management, Inc. and Calamos Partners LLC, and its parent company, Calamos Family Partners, Inc.) due to his direct or indirect ownership interest in those entities. As a result, these percentages reflect any holdings of those entities in addition to the individual, personal accounts of John P. Calamos, Sr.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company (“State Street”), 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02117-9130, is the custodian for the assets of the Fund. The custodian is responsible for holding all cash and securities of the Fund, directly or through a book entry system, delivering and receiving payment for securities sold by the Fund, receiving and paying for securities purchased by the Fund, collecting income from investments of the Fund and performing other duties, all as directed by authorized persons of the Trust. The custodian does not exercise any supervisory functions in such matters as the purchase and sale of securities by the Fund, payment of dividends or payment of expenses of the Fund.

U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201, serves as transfer agent and dividend paying agent for the Fund.

Securities Lending

The Board had previously approved the Fund’s participation in a securities lending program, which was in effect during the fiscal year ended October 31, 2017. Under the securities lending program, the Fund had retained CitiBank, N.A. (“Citi”) to serve as the securities lending agent. The Board of Trustees periodically reviews information on the Fund’s securities lending program. Effective November 1, 2017, the Fund’s custodian, State Street Bank and Trust Company, serves as the Fund’s securities lending agent.

For the fiscal year ended October 31, 2017, Citi, acting as agent for the Fund, provided the following services to the Fund in connection with the Fund’s securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) monitoring applicable minimum spread requirements, lending limits and the value of the loaned securities and collateral received; (iii) seeking additional collateral, as necessary, from borrowers; (iv) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the Fund; (v) returning collateral to borrowers; (vi) facilitating substitute dividend, interest, and other distribution payments to the Fund from borrowers; (vii) negotiating the terms of each loan of securities, including, but not limited to, the amount of any loan premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the requirements of the Citi Securities Lending Agreement ; (viii) selecting securities, including amounts (percentages), to be loaned; (ix) recordkeeping and accounting servicing; (x) monitoring dividend activity; (xi) material proxy votes relating to loaned securities as well as recall of securities on loan for Fund to vote proxies; (xii) arranging for return of loaned securities to the Fund at loan termination; and (xiii) preparation of and modification to ancillary lending documents.

Lending portfolio securities enables the Fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the Fund’s portfolio securities must deposit acceptable collateral with the Fund’s custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities, including obligations issued or guaranteed by its agencies or instrumentalities, U.S. mortgage backed securities, U.K. government securities, Eurozone government securities and irrevocable letters of credit that meet certain guidelines. The Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned.

The Fund may reinvest any cash collateral in money market investments or other investments subject to guidelines approved by the Adviser and the Board of Trustees. The cash collateral investments are not guaranteed, and may lose money. The Fund retains authority to terminate any of its loans at any time. The Fund may terminate a loan and regain record ownership of loaned securities to exercise ownership rights, such as voting and subscription rights, when regaining such rights is considered to be in the Fund’s interest.

In the event of bankruptcy or other default of the borrower, the Fund may be unable to recover the loaned securities or could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the fair value of the securities loaned while the Fund seeks to enforce its rights thereto, and the Fund could experience subnormal levels of income or lack of access to income during that period. The Fund also bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

The net securities lending revenue is shared by the lending agent and the Fund. The securities lending revenue “split” between the Fund and the lending agent was determined based on the Adviser’s review of competitive industry information. The Adviser and the Board will periodically review the “split” between the lending agent and the Fund.

For the fiscal year ended October 31, 2017, the income earned by the Fund as well as the fees and/or compensation paid by the Fund (in dollars) pursuant to the Global Securities Lending Agency Agreement between the Adviser, on behalf of the Fund, and Citi (“Citi Securities Lending Agreement”) were as follows:

Fund	Gross income earned by the Fund from securities lending activities[1]	Fees and / or compensation paid by the Fund for securities lending activities and related services[2]	Aggregate fees / compensation paid by the Fund for securities lending activities	Net income from securities lending activities[3]
Calamos International Growth Fund	$192,485	$28,783	$28,783	$163,702

1

Includes income from cash collateral reinvestment, and may also include: negative rebates; loan fees paid by borrowers when collateral is noncash; management fees from a pooled cash collateral reinvestment vehicle that are deducted from the vehicle’s assets before income is distributed; and any other income.

2	Includes fees paid to Citi from a revenue split.
3	Represents “Gross income earned by the Fund from securities lending activities” minus the values of “Aggregate fees/compensation paid by the Fund for securities lending activities.”

FUND ACCOUNTING AND FINANCIAL ACCOUNTING AGENT

Under the arrangements with State Street to provide fund accounting services, State Street provides certain administrative and accounting services including providing daily reconciliation of cash, trades and positions; maintaining general ledger and capital stock accounts; preparing daily trial balance; calculating net asset value; providing selected general ledger reports; preferred share compliance; calculating total returns; and providing monthly distribution analysis to the Fund. For the services rendered to the Fund, the Fund pay fees based on the total average daily net assets of the Fund, other series of the Trust and the Calamos Growth and Income Portfolio, a series of Calamos Advisors Trust, and the average daily managed assets of the remaining trusts in the Calamos Fund Complex (“Combined Assets”) at the annual rate of 0.0050% on the first $20 billion of Combined Assets, 0.0040% on the next $10 billion and 0.0030% on the Combined Assets in excess of $30 billion. The Fund pays its pro-rata share of the fees payable to State Street described below based on its total average daily net assets relative to the Combined Assets.

Pursuant to agreement between the Fund and Calamos Advisors, Calamos Advisors is obligated to provide the following financial accounting services to the Fund: management of expenses and expense payment processing; monitoring of the calculation of expense accrual amounts for the Fund and making of any necessary modifications; coordination of any expense reimbursement calculations and payment; calculation of yields on the Fund in accordance with the SEC’s rules and regulations; calculation of net investment income dividends and capital gains distributions; calculation, tracking and reporting of tax adjustments on all assets of the Fund, including but not limited to contingent debt and preferred trust obligations; preparation of excise tax and fiscal year distributions schedules; preparation of tax information required for financial statement footnotes; preparation of state and federal income tax returns; preparation of specialized calculations of amortization on convertible securities; preparation of year-end dividend disclosure information; monitoring of trustee deferred compensation plan accruals and valuations; and preparation of Form 1099 information statements for board members and service providers. For such services, the Fund pay Calamos Advisors a monthly fee at the annual rate of 0.0175% on the first $1 billion of Combined Assets, 0.0150% on the next $1 billion, and 0.0110% on Combined Assets above $2 billion (“financial accounting service fee”). The Fund pays its pro-rata share of the financial accounting service fee payable to Calamos Advisors based on its total average daily net assets relative to the Combined Assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, an independent registered public accounting firm, is the Trust’s independent auditor and is located at 111 South Wacker Drive, Chicago, IL 60606. Deloitte & Touche LLP audits and reports on the Fund’s annual financial statements and performs audit, audit-related and other services when approved by the Trust’s audit committee.

GENERAL INFORMATION

SHAREHOLDER INFORMATION

The Fund is a series of Calamos Investment Trust (formerly named CFS Investment Trust). Under the terms of the Agreement and Declaration of Trust, the trustees may issue an unlimited number of shares of beneficial interest without par value for each series of shares authorized by the trustees and the trustees may divide the shares of any series into two or more classes of shares of that series. As of the date of this Statement of Additional Information, the Trust has 17 series in operation. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights. In the future, the board of trustees may authorize the issuance of shares of additional series and additional classes of shares of any series.

The Fund’s shares of a given class are entitled to participate pro rata in any dividends and other distributions declared by the Fund’s board of trustees with respect to shares of the Fund. All shares of the Fund of a given class have equal rights in the event of liquidation of that class.

Under Massachusetts law, the shareholders of the Trust may, under certain circumstances, be held personally liable for the Trust’s obligations. However, the Trust’s Declaration of Trust disclaims liability of the shareholders, trustees, and officers of the Trust for acts or obligations of the Fund that are binding only on the assets and property of the Fund. The Declaration of Trust requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the board of trustees. The Declaration of Trust provides for indemnification out of the Fund’s assets of all losses and expenses of any Fund shareholder held personally liable for the Fund’s obligations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, because it is limited to circumstances in which the disclaimer is inoperative and the Fund itself is unable to meet its obligations.

VOTING RIGHTS

Each share has one vote and fractional shares have fractional votes. Shareholders of the Trust generally will vote together on all matters except when a particular matter affects only shareholders of a particular class or series or when applicable law requires shareholders to vote separately by series or class. As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies or approving an investment advisory agreement.

FINANCIAL STATEMENTS

The Fund’s financial statements and financial highlights for the fiscal year ended October 31, 2017 and the six-month period ended April 30, 2018 for the Fund’s Class A, Class C and Class I shares, as well as the report of the independent registered public accounting firm, are incorporated herein by reference from the Fund’s annual and semi-annual reports to shareholders. See the front cover of the Fund’s statement of additional information or the back cover of the Fund’s prospectus for information on how to obtain the Fund’s reports to shareholders.

Because the Fund’s Class R6 shares had not yet been offered as of the date of this SAI, currently there are no financial statements available for Class R6 shares.

PART C. OTHER INFORMATION

ITEM 28.	EXHIBITS.

(a)(1)	Fourth Amended and Restated Agreement and Declaration of Trust, dated May 15, 2012 (incorporated by reference to Exhibit (a)(1) to Post-Effective Amendment No. 78 to Registrant’s Registration Statement on Form N-1A, filed on February 27, 2013).

(a)(2)	Amendment No. 1 to Fourth Amended and Restated Agreement and Declaration of Trust, dated February 26, 2013 (incorporated by reference to Exhibit (a)(1) to Post-Effective Amendment No. 78 to Registrant’s Registration Statement on Form N-1A, filed on February 27, 2013).

(a)(3)	Amendment No. 2 to Fourth Amended and Restated Agreement and Declaration of Trust, dated May 24, 2013 (incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 85 to Registrant’s Registration Statement on Form N-1A, filed on August 2, 2013).

(a)(4)	Amendment No. 3 to Fourth Amended and Restated Agreement and Declaration of Trust, dated July 19, 2013 (incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 85 to Registrant’s Registration Statement on Form N-1A, filed on August 2, 2013).

(a)(5)	Amendment No. 4 to the Fourth Amended and Restated Agreement and Declaration of Trust, dated November 6, 2013 (incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, filed on December 20, 2013).

(a)(6)	Amendment No. 5 to the Fourth Amended and Restated Agreement and Declaration of Trust, dated February 14, 2014 (incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 90 to Registrant’s Registration Statement on Form N-1A, filed on February 26, 2014).

(a)(7)	Amendment No. 6 to the Fourth Amended and Restated Agreement and Declaration of Trust, dated November 4, 2014 (incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 93 to Registrant’s Registration Statement on Form N-1A, filed on December 30, 2014).

(a)(8)	Amendment No. 7 to the Fourth Amended and Restated Agreement and Declaration of Trust, dated November 9, 2015 (incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 104 to Registrant’s Registration Statement on Form N-1A, filed on April 1, 2016).

(a)(9)	Amendment No. 8 to the Fourth Amended and Restated Agreement and Declaration of Trust, dated October 27, 2016 (incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 108 to Registrant’s Registration Statement on Form N-1A, filed on February 27, 2017).

(a)(10)	Amendment No. 9 to the Fourth Amended and Restated Agreement and Declaration of Trust, dated February 7, 2017 (incorporated by reference to Exhibit (a)(10) to Post-Effective Amendment No. 108 to Registrant’s Registration Statement on Form N-1A, filed on February 27, 2017).

(a)(11)	Amendment No. 10 to the Fourth Amended and Restated Agreement and Declaration of Trust, dated June 23, 2017 (incorporated by reference to Exhibit (a)(11) to Post-Effective Amendment No. 110 to Registrant’s Registration Statement on Form N-1A, filed on July 10, 2017).

(a)(12)	Amendment No. 11 to the Fourth Amended and Restated Agreement and Declaration of Trust, dated December 13, 2017 (incorporated by reference to Exhibit (a)(12) to Post-Effective Amendment No. 113 to Registrant’s Registration Statement on Form N-1A, filed on February 23, 2018).

(a)(13)	Amendment No. 12 to the Fourth Amended and Restated Agreement and Declaration of Trust, dated May 15, 2018 (incorporated by reference to Exhibit (a)(13) to Post-Effective Amendment No. 115 to Registrant’s Registration Statement on Form N-1A, filed on June 15, 2018).

(a)(14)	Amendment No. 13 to the Fourth Amended and Restated Agreement and Declaration of Trust, dated June 29, 2018 (incorporated by reference to Exhibit (a)(14) to Post-Effective Amendment No. 116 to Registrant’s Registration Statement on Form N-1A, filed on July 18, 2018).

(b)	Bylaws, as amended through September 22, 2015 (incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 97 to Registrant’s Registration Statement on Form N-1A, filed on November 6, 2015).

(c)	See Articles IV and V of Exhibit (a), above.

(d)(1)	Management Agreement with Calamos Advisors LLC, dated December 13, 2004 (incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 41 to Registrant’s Registration Statement on Form N-1A, filed July 28, 2005).

(d)(2)	Amendment, dated August 1, 2006, to Management Agreement, dated December 13, 2004, with Calamos Advisors LLC (incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A, filed on February 28, 2007).

(d)(3)	Letter Agreement with Calamos Advisors LLC, dated March 7, 2008 (incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 64 to Registrant’s Registration Statement on Form N-1A, filed on June 20, 2008).

(d)(4)	Form of Notification to Calamos Asset Management, Inc. regarding Establishment of Calamos Opportunistic Value Fund (formerly known as the Calamos Mid Cap Value Fund) (incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A, filed on December 18, 2001).

(d)(6)	Notification to Calamos Advisors LLC, regarding Establishment of Calamos Multi-Fund Blend, dated March 30, 2006 (incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A, filed on June 13, 2006).

(d)(7)	Form of Notification to Calamos Advisors LLC, regarding Fee Schedule Amendment (incorporated by reference to Exhibit (d) (6) to Post-Effective Amendment No. 47 to Registrant’s Registration Statement on Form N-1A, filed on July 31, 2006).

(d)(8)	Notification to Calamos Advisors LLC, regarding Fee Schedule Amendment (incorporated by reference to Exhibit (d)(8) to Post-Effective Amendment No. 93 to Registrant’s Registration Statement on Form N-1A, filed on December 30, 2014).

(d)(8)	Notification to Calamos Advisors LLC, regarding Establishment of Global Equity Fund, dated as of March 1, 2007 (incorporated by reference to Exhibit (d)(8) to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A, filed on February 28, 2007).

(d)(9)	Notification to Calamos Advisors LLC, regarding Establishment of Government Money Market Fund, dated May 8, 2007 (incorporated by reference to Exhibit (d)(9) to Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A, filed on May 16, 2007).

(d)(10)	Notification to Calamos Advisors LLC, regarding Establishment of Total Return Bond Fund, dated June 15, 2007 (incorporated by reference to Exhibit (d)(10) to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A, filed on June 26, 2007).

(d)(11)	Notification to Calamos Advisors LLC, regarding Establishment of 130/30 Equity Growth Fund and New World Growth Fund, dated March 7, 2008 (incorporated by reference to Exhibit (d)(11) to Post-Effective Amendment No. 64 to Registrant’s Registration Statement on Form N-1A, filed on June 20, 2008).

(d)(15)	Notification to Calamos Advisors LLC, regarding Establishment of Emerging Market Equity Fund (incorporated by reference to Exhibit (d)(15) to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, filed on December 20, 2013).

(d)(16)	Notification to Calamos Advisors LLC, regarding Establishment of Global Convertible Fund and Hedged Equity Income Fund (incorporated by reference to Exhibit (d)(17) to Post-Effective Amendment No. 93 to Registrant’s Registration Statement on Form N-1A, filed on December 30, 2014).

(d)(17)	Notification to Calamos Advisors LLC, regarding Establishment of Phineus Long/Short Fund (incorporated by reference to Exhibit (d)(19) to Post-Effective Amendment No. 104 to Registrant’s Registration Statement on Form N-1A, filed on April 1, 2016).

(d)(18)	Notification to Calamos Advisors LLC, regarding Establishment of Short-Term Bond Fund (incorporated by reference to Exhibit (d)(18) to Post-Effective Amendment No. 117 to Registrant’s Registration Statement on Form N-1A, filed on August 28, 2018).

(d)(19)	Letter Agreement with Calamos Advisors LLC, dated December 19, 2013 (incorporated by reference to Exhibit (d)(16) to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, filed on December 20, 2013).

(d)(20)	Letter Agreement with Calamos Advisors LLC, dated March 26, 2010 (incorporated by reference to Exhibit (d)(13) to Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A, filed on June 1, 2010).

(d)(21)	Letter Agreement with Calamos Advisors LLC, dated December 15, 2015 (incorporated by reference to Exhibit (d)(9) to Post-Effective Amendment No. 104 to Registrant’s Registration Statement on Form N-1A, filed on April 1, 2016).

(d)(22)	Letter Agreement with Calamos Advisors LLC, dated June 21, 2017 (incorporated by reference to Exhibit (d)(21) to Post-Effective Amendment No. 110 to Registrant’s Registration Statement on Form N-1A, filed on July 10, 2017).

(d)(23)	Letter Agreement with Calamos Advisors LLC, dated June 29, 2018 (incorporated by reference to Exhibit (d)(23) to Post-Effective Amendment No. 117 to Registrant’s Registration Statement on Form N-1A, filed on August 28, 2018).

(d)(24)	Organizational Expenses Agreement, dated December 13, 2004, relating to International Growth Fund (incorporated by reference to Exhibit (d)(8) to Post-Effective Amendment No. 41 to Registrant’s Registration Statement on Form N-1A, filed July 28, 2005).

(d)(25)	Organizational Expenses Agreement, dated March 30, 2006, relating to Multi-Fund Equity (incorporated by reference to Exhibit (d)(9) to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A, filed on June 13, 2006).

(d)(26)	Organizational Expenses Agreement, dated as of March 1, 2007, relating to Global Equity Fund (incorporated by reference to Exhibit (d)(13) to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A, filed on February 28, 2007).

(d)(27)	Organizational Expenses Agreement, dated May 8, 2007, relating to Government Money Market Fund (incorporated by reference to Exhibit (d) (14) to Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A, filed on May 16, 2007).

(d)(28)	Organizational Expenses Agreement, dated June 15, 2007, relating to Total Return Bond Fund (incorporated by reference to Exhibit (d)(16) to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A, filed on June 26, 2007).

(d)(29)	Organizational Expenses Agreement, dated March 7, 2008, relating to 130/30 Equity Growth Fund and New World Growth Fund (incorporated by reference to Exhibit (d)(18) to Post-Effective Amendment No. 64 to Registrant’s Registration Statement on Form N-1A, filed on June 20, 2008).

(d)(30)	Organizational Expenses Agreement, dated June 21, 2013, relating to Dividend Growth Fund (incorporated by reference to Exhibit (d)(25) to Post-Effective Amendment No. 85 to Registrant’s Registration Statement on Form N-1A, filed on August 2, 2013).

(d)(31)	Organizational Expenses Agreement, dated December 19, 2013, relating to Emerging Market Equity Fund (incorporated by reference to Exhibit (d)(28) to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, filed on December 20, 2013).

(d)(32)	Organizational Expenses Agreement, dated December 18, 2014, relating to Global Convertible and Hedged Equity Income Fund (incorporated by reference to Exhibit (d)(31) to Post-Effective Amendment No. 93 to Registrant’s Registration Statement on Form N-1A, filed on December 30, 2014).

(d)(33)	Organizational Expenses Agreement, dated December 15, 2015, relating to Phineus Long/Short Fund (incorporated by reference to Exhibit (d)(34) to Post-Effective Amendment No. 104 to Registrant’s Registration Statement on Form N-1A, filed on April 1, 2016).

(d)(34)	Organizational Expenses Agreement, dated June 29, 2018, relating to Short-Term Bond Fund (incorporated by reference to Exhibit (d)(34) to Post-Effective Amendment No. 117 to Registrant’s Registration Statement on Form N-1A, filed on August 28, 2018).

(e)(1)	Fourteenth Amended and Restated Distribution Agreement with Calamos Financial Services LLC (incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 117 to Registrant’s Registration Statement on Form N-1A, filed on August 28, 2018).

(e)(2)	Selling Group Agreement, revised September 2000 (incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A, filed on July 31, 2001).

(f)	None.

(g)(1)	Master Custodian Agreement with State Street Bank and Trust Company, dated September 11, 2009 (incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 69 to Registrant’s Registration Statement on Form N-1A, filed on February 26, 2010).

(g)(2)	Notification of Additional Funds, dated December 16, 2009, pursuant to Master Custodian Agreement, dated as of September 11, 2009 (incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A, filed on June 1, 2010).

(g)(3)	Notification of Additional Funds, dated March 15, 2013, pursuant to Master Custodian Agreement, dated as of September 11, 2009 (incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 85 to Registrant’s Registration Statement on Form N-1A, filed on August 2, 2013).

(g)(4)	Notification of Additional Funds, dated June 21, 2013, pursuant to Master Custodian Agreement, dated as of September 11, 2009 (incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 85 to Registrant’s Registration Statement on Form N-1A, filed on August 2, 2013).

(g)(5)	Notification of Additional Funds, dated December 19, 2013, pursuant to Master Custodian Agreement, dated as of September 11, 2009 (incorporated by reference to Exhibit (g)(5) to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, filed on December 20, 2013).

(g)(6)	Notification of Additional Funds, dated December 18, 2014, pursuant to Master Custodian Agreement, dated as of September 11, 2009 (incorporated by reference to Exhibit (g)(6) to Post-Effective Amendment No. 93 to Registrant’s Registration Statement on Form N-1A, filed on December 30, 2014).

(g)(7)	Notification of Additional Fund, dated January 21, 2016, pursuant to Master Custodian Agreement, dated as of September 11, 2009 (incorporated by reference to Exhibit (g)(7) to Post-Effective Amendment No. 104 to Registrant’s Registration Statement on Form N-1A, filed on April 1, 2016).

(g)(8)	Notification of Additional Fund, dated June 29, 2018, pursuant to Master Custodian Agreement, dated as of September 11, 2009 (incorporated by reference to Exhibit (g)(8) to Post-Effective Amendment No. 117 to Registrant’s Registration Statement on Form N-1A, filed on August 28, 2018).

(h)(1)

Master Services Agreement, dated March 15, 2004, with State Street Bank and Trust Company (incorporated by reference to Exhibit (h)(1) to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A, filed on

June 13, 2006).

(h)(2)	Notification of Additional Funds, dated March 31, 2006, pursuant to Master Services Agreement, dated as of March 15, 2004 (incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A, filed on June 13, 2006).

(h)(3)	Notification of Additional Funds, dated February 28, 2007, pursuant to Master Services Agreement, dated as of March 15, 2004 (incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A, filed on February 28, 2007).

(h)(4)	Notification of Additional Funds, dated May 8, 2007, pursuant to Master Services Agreement, dated as of March 15, 2004 (incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A, filed on June 26, 2007).

(h)(5)	Notification of Additional Funds, dated June 15, 2007 pursuant to Master Services Agreement, dated as of March 15, 2004 (incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A, filed on June 26, 2007).

(h)(6)	Notification of Additional Funds, dated March 7, 2008, pursuant to Master Services Agreement, dated as of March 15, 2004 (incorporated by reference to Exhibit (h)(6) to Post-Effective Amendment No. 64 to Registrant’s Registration Statement on Form N-1A, filed on June 20, 2008).

(h)(7)	Notification of Additional Funds, dated December 16, 2009, pursuant to Master Services Agreement, dated as of March 15, 2004 (incorporated by reference to Exhibit (h)(7) to Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A, filed on June 1, 2010).

(h)(8)	Notification of Additional Funds, dated March 15, 2013, pursuant to Master Services Agreement, dated as of March 15, 2004 (incorporated by reference to Exhibit (h)(8) to Post-Effective Amendment No. 83 to Registrant’s Registration Statement on Form N-1A, filed on May 31, 2013).

(h)(9)	Notification of Additional Funds, dated June 21, 2013, pursuant to Master Services Agreement dated March 15, 2004 (incorporated by reference to Exhibit (h)(9) to Post-Effective Amendment No. 85 to Registrant’s Registration Statement on Form N-1A, filed on August 2, 2013).

(h)(10)	Notification of Additional Funds, dated December 19, 2013, pursuant to Master Services Agreement, dated as of March 15, 2004 (incorporated by reference to Exhibit (h)(10) to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, filed on December 20, 2013).

(h)(11)	Notification of Additional Funds, dated December 18, 2014, pursuant to Master Services Agreement, dated as of March 15, 2004 (incorporated by reference to Exhibit (h)(11) to Post-Effective Amendment No. 93 to Registrant’s Registration Statement on Form N-1A, filed on December 30, 2014).

(h)(12)	Notification of Additional Fund, dated January 21, 2016, pursuant to Master Services Agreement, dated as of March 15, 2004 (incorporated by reference to Exhibit (h)(12) to Post-Effective Amendment No. 104 to Registrant’s Registration Statement on Form N-1A, filed on April 1, 2016).

(h)(13)	Notification of Additional Fund, dated June 29, 2018, pursuant to Master Services Agreement, dated as of March 15, 2004 (incorporated by reference to Exhibit (h)(13) to Post-Effective Amendment No. 117 to Registrant’s Registration Statement on Form N-1A, filed on August 28, 2018).

(h)(14)

Letter Agreement, dated March 15, 2004, with State Street Bank and Trust Company (incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A, filed on

June 13, 2006).

(h)(15)

Letter Agreement, dated October 31, 2004, with State Street Bank and Trust Company (incorporated by reference to Exhibit (h) (4) to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A, filed on

June 13, 2006).

(h)(16)

Letter Agreement, dated March 31, 2006, with State Street Bank and Trust Company (incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A, filed on

June 13, 2006).

(h)(17)	Letter Agreement, dated February 28, 2007, with State Street Bank and Trust Company (incorporated by reference to Exhibit (h) (8) to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A, filed on February 28, 2007).

(h)(18)	Letter Agreement, dated May 8, 2007, with State Street Bank and Trust Company (incorporated by reference to Exhibit (h)(10) to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A, filed on June 26, 2007).

(h)(19)	Letter Agreement, dated September 16, 2009, with State Street Bank and Trust Company (incorporated by reference to Exhibit (h)(12) to Post-Effective Amendment No. 69 to Registrant’s Registration Statement on Form N-1A, filed on February 26, 2010).

(h)(20)	Amended and Restated Transfer Agent Servicing Agreement by and among Calamos Investment Trust, Calamos Advisors Trust and U.S. Bancorp Fund Services, LLC dated January 1, 2017 (incorporated by reference to Exhibit (h)(19) to Post-Effective Amendment No. 108 to Registrant’s Registration Statement on Form N-1A, filed on February 27, 2017).

(h)(21)	Amendment, dated July 5, 2017, to Amended and Restated Transfer Agent Servicing Agreement by and among Calamos Investment Trust, Calamos Advisors Trust and U.S. Bancorp Fund Services, LLC dated January 1, 2017 (incorporated by reference to Exhibit (h)(20) to Post-Effective Amendment No. 113 to Registrant’s Registration Statement on Form N-1A, filed on February 23, 2018).

(h)(22)	Amendment, dated June 29, 2018, to Amended and Restated Transfer Agent Servicing Agreement by and among Calamos Investment Trust, Calamos Advisors Trust and U.S. Bancorp Fund Services, LLC dated January 1, 2017 (incorporated by reference to Exhibit (h)(22) to Post-Effective Amendment No. 117 to Registrant’s Registration Statement on Form N-1A, filed on August 28, 2018).

(h)(23)	Administration Servicing Agreement with Firstar Mutual Fund Services, LLC, dated September 21, 2000 (incorporated herein by reference to Exhibit (h)(4) to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A, filed on July 31, 2001).

(h)(24)	Amendment, dated March 30, 2006, to Administration Servicing Agreement with Firstar Mutual Fund Services, LLC, dated September 21, 2000 (incorporated by reference to Exhibit (h)(15) to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A, filed on June 13, 2006).

(h)(25)	Amendment, dated as of March 1, 2007, to Administration Servicing Agreement with Firstar Mutual Fund Services, LLC, dated as of September 21, 2000 (incorporated by reference to Exhibit (h)(17) to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A, filed on February 28, 2007).

(h)(26)	Amendment, dated May 8, 2007, to Administration Servicing Agreement with Firstar Mutual Fund Services, LLC, dated September 21, 2000 (incorporated by reference to Exhibit (h)(23) to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A, filed on June 26, 2007).

(h)(27)	Amendment, dated June 15, 2007, to Administration Servicing Agreement with Firstar Mutual Fund Services, LLC, dated September 11, 2000 (incorporated by reference to Exhibit (h)(24) to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A, filed on June 26, 2007).

(h)(28)	Amendment, dated March 7, 2008, to Administration Servicing Agreement with Firstar Mutual Fund Services, LLC, dated September 11, 2000 (incorporated by reference to Exhibit (h)(28) to Post-Effective Amendment No. 64 to Registrant’s Registration Statement on Form N-1A, filed on June 20, 2008).

(h)(29)	Amendment, dated September 16, 2009, to Administration Servicing Agreement with Firstar Mutual Fund Services, LLC, dated September 11, 2000 (incorporated by reference to Exhibit (h)(30) to Post-Effective Amendment No. 69 to Registrant’s Registration Statement on Form N-1A, filed on February 26, 2010).

(h)(30)	Amendment, dated December 16, 2009, to Administration Servicing Agreement with Firstar Mutual Fund Services, LLC, dated September 11, 2000 (incorporated by reference to Exhibit (h)(34) to Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A, filed on June 1, 2010).

(h)(31)	Amendment, dated March 15, 2013, to Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC, formerly known as Firstar Mutual Fund Services, LLC, dated September 11, 2000 (incorporated by reference to Exhibit (h)(41) to Post-Effective Amendment No. 85 to Registrant’s Registration Statement on Form N-1A, filed on August 2, 2013).

(h)(32)	Amendment, dated June 21, 2013, to Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC, formerly known as Firstar Mutual Fund Services, LLC, dated September 11, 2000 (incorporated by reference to Exhibit (h)(42) to Post-Effective Amendment No. 85 to Registrant’s Registration Statement on Form N-1A, filed on August 2, 2013).

(h)(33)	Amendment, dated December 19, 2013, to Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC, formerly known as Firstar Mutual Fund Services, LLC, dated September 21, 2000 (incorporated by reference to Exhibit (h)(46) to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, filed on December 20, 2013).

(h)(34)	Amendment, dated December 18, 2014, to Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC, formerly known as Firstar Mutual Fund Services, LLC, dated September 21, 2000 (incorporated by reference to Exhibit (h)(41) to Post-Effective Amendment No. 93 to Registrant’s Registration Statement on Form N-1A, filed on December 30, 2014).

(h)(35)	Amendment, dated March 21, 2016, to Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC, formerly known as Firstar Mutual Fund Services, LLC, dated September 21, 2000 (incorporated by reference to Exhibit (h)(43) to Post-Effective Amendment No. 104 to Registrant’s Registration Statement on Form N-1A, filed on April 1, 2016).

(h)(36)	Use of Name Agreement, dated August 23, 1990 (incorporated herein by reference to Exhibit 9.5 to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A, filed on June 24, 1997).

(h)(37)	Amended and Restated Financial Accounting Services Agreement with Calamos Advisors LLC, dated December 13, 2004 (incorporated by reference to Exhibit (h)(17) to Post-Effective Amendment No. 47 to Registrant’s Registration Statement on Form N-1A, filed on July 31, 2006).

(h)(38)	Amendment, dated March 30, 2006, to Amended and Restated Financial Accounting Services Agreement with Calamos Advisors LLC, dated December 13, 2004 (incorporated by reference to Exhibit (h)(19) to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A, filed on June 13, 2006).

(h)(39)	Amendment, dated as of March 1, 2007, to Amended and Restated Financial Accounting Services Agreement with Calamos Advisors LLC, dated December 13, 2004 (incorporated by reference to Exhibit (h)(22) to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A, filed on February 28, 2007).

(h)(40)	Amendment, dated May 8, 2007, to Amended and Restated Financial Accounting Services Agreement with Calamos Advisors LLC, dated December 13, 2004 (incorporated by reference to Exhibit (h)(23) to Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A, filed on May 16, 2007).

(h)(41)	Amendment, dated June 15, 2007, to Amended and Restated Financial Accounting Services Agreement with Calamos Advisors LLC, dated December 13, 2004 (incorporated by reference to Exhibit (h)(30) to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A, filed on June 26, 2007).

(h)(42)	Amendment, dated March 7, 2008, to Amended and Restated Financial Accounting Services Agreement with Calamos Advisors LLC, dated December 13, 2004 (incorporated by reference to Exhibit (h)(35) to Post-Effective Amendment No. 64 to Registrant’s Registration Statement on Form N-1A, filed on June 20, 2008).

(h)(43)	Amendment, dated September 16, 2009, to Amended and Restated Financial Accounting Services Agreement with Calamos Advisors LLC, dated December 13, 2004 (incorporated by reference to Exhibit (h)(38) to Post-Effective Amendment No. 69 to Registrant’s Registration Statement on Form N-1A, filed on February 26, 2010).

(h)(44)	Amendment, dated December 16, 2009, to Amended and Restated Financial Accounting Services Agreement with Calamos Advisors LLC, dated December 13, 2004 (incorporated by reference to Exhibit (h)(39) to Post-Effective Amendment No. 69 to Registrant’s Registration Statement on Form N-1A, filed on February 26, 2010).

(h)(44)	Amendment, dated March 15, 2013, to Amended and Restated Financial Accounting Services Agreement with Calamos Advisors LLC, dated December 13, 2004 (incorporated by reference to Exhibit (h)(45) to Post-Effective Amendment No. 83 to Registrant’s Registration Statement on Form N-1A, filed on May 31, 2013).

(h)(46)	Amendment, dated June 21, 2013, to Amended and Restated Financial Accounting Services Agreement with Calamos Advisors LLC, dated December 13, 2004 (incorporated by reference to Exhibit (h)(53) to Post-Effective Amendment No. 85 to Registrant’s Registration Statement on Form N-1A, filed on August 2, 2013).

(h)(47)	Amendment, dated December 19, 2013, to Amended and Restated Financial Accounting Services Agreement with Calamos Advisors LLC, dated December 13, 2004 (incorporated by reference to Exhibit (h)(65) to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, filed on December 20, 2013).

(h)(48)	Amendment, dated December 18, 2014, to Amended and Restated Financial Accounting Services Agreement with Calamos Advisors LLC, dated December 13, 2004 (incorporated by reference to Exhibit (h)(54) to Post-Effective Amendment No. 93 to Registrant’s Registration Statement on Form N-1A, filed on December 30, 2014).

(h)(49)	Amendment, dated December 15, 2015, to Amended and Restated Financial Accounting Services Agreement with Calamos Advisors LLC, dated December 13, 2004 (incorporated by reference to Exhibit (h)(57) to Post-Effective Amendment No. 104 to Registrant’s Registration Statement on Form N-1A, filed on April 1, 2016).

(h)(50)	Amendment, dated October 18, 2017, to Amended and Restated Financial Accounting Services Agreement with Calamos Advisors LLC, dated December 13, 2004 (incorporated herein by reference to Exhibit (h)(48) to Post-Effective Amendment No. 113 to Registrant’s Registration Statement on Form N-1A, filed on February 23, 2018).

(h)(51)	Amendment, dated June 29, 2018, to Amended and Restated Financial Accounting Services Agreement with Calamos Advisors LLC, dated December 13, 2004 (incorporated by reference to Exhibit (h)(51) to Post-Effective Amendment No. 117 to Registrant’s Registration Statement on Form N-1A, filed on August 28, 2018).

(h)(52)	Expense Limitation Agreement, dated August 31, 2018 (filed herewith).

(i)	Opinion and Consent of Ropes & Gray LLP (filed herewith).

(j)	Consent of Independent Registered Public Accounting Firm (filed herewith).

(k)	None.

(l)(1)	Subscription Agreement — Calamos Global Convertible Fund, dated June 11, 1996 (incorporated herein by reference to Exhibit 13.5 to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A, filed June 24, 1996).

(l)(2)	Subscription Agreement — Calamos Convertible Growth and Income Fund, dated July 5, 1988 (incorporated herein by reference to Exhibit (13.1) to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A, filed on June 24, 1997).

(l)(3)	Subscription Agreement — Calamos Market Neutral Fund and Calamos Growth Fund (incorporated herein by reference to Exhibit (13.3) to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A, filed on June 24, 1997).

(l)(4)	Subscription Agreement — Calamos High Yield Fund, dated July 27, 1999 (incorporated herein by reference to Exhibit (l) to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A, filed on July 30, 2000).

(l)(5)	Subscription Agreement — Calamos Opportunistic Value Fund, dated December 28, 2001 (incorporated herein by reference to Exhibit (l)(6) to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A, filed on May 31, 2002).

(l)(7)	Subscription Agreement — Calamos International Growth Fund, dated December 13, 2004, with Calamos Investments LLC (incorporated herein by reference to Exhibit (l)(8) to Post-Effective Amendment No. 41 to Registrant’s Registration Statement on Form N-1A, filed July 28, 2005).

(l)(8)	Subscription Agreement — Calamos International Growth Fund, dated December 13, 2004, with Calamos Family Partners Inc. (incorporated herein by reference to Exhibit (l)(9) to Post-Effective Amendment No. 41 to Registrant’s Registration Statement on Form N-1A, filed July 28, 2005).

(l)(9)	Subscription Agreement — Calamos Global Equity Fund, dated as of March 1, 2007, with Calamos Advisors LLC (incorporated by reference to Exhibit (l)(10) to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A, filed on February 28, 2007).

(l)(10)	Subscription Agreement — Calamos 130/30 Equity Fund, dated as of June 20, 2008, with Calamos Advisors LLC (incorporated by reference to Exhibit (l)(10) to Post-Effective Amendment No. 64 to Registrant’s Registration Statement on Form N-1A, filed on June 20, 2008).

(l)(11)	Subscription Agreement with Calamos Advisors LLC, relating to Calamos New World Growth Fund (Incorporated by reference to Exhibit (l)(11) to Post-Effective Amendment No. 74 to Registrant’s Registration Statement on Form N-1A, filed on February 25, 2011).

(m)	Sixteenth Amended and Restated Distribution Plan (incorporated by reference to Exhibit (m) to Post-Effective Amendment No. 117 to Registrant’s Registration Statement on Form N-1A, filed on August 28, 2018).

(n)	Amended and Restated Plan Pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 (incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 110 to Registrant’s Registration Statement on Form N-1A, filed on July 10, 2017).

(o)	[Item Omitted].

(p)	Code of Ethics of Registrant, its investment adviser, distributor and affiliated entities, dated December 12, 2017 (incorporated by reference to Exhibit (p) to Post-Effective Amendment No. 113 to Registrant’s Registration Statement on Form N-1A, filed on February 23, 2018).

(q)(1)(a)	Powers of Attorney (incorporated by reference to Exhibit (q) to Post-Effective Amendment No. 97 to Registrant’s Registration Statement on Form N-1A, filed on November 6, 2015).

(q)(1)(b)	Power of Attorney (incorporated by reference to Exhibit (q)(1)(b) to Post-Effective Amendment No. 117 to Registrant’s Registration Statement on Form N-1A, filed on August 28, 2018).

(q)(2)	Audited financial statements for the fiscal year ending December 31, 2014 for Phineus Voyager, L.P. (incorporated by reference to Appendix B of the Statement of Additional Information part of the Registration Statement on Form N-1A, filed on April 1, 2016).

(q)(3)	Unaudited Schedule of Investments for the fiscal year ending December 31, 2014 for Phineus Voyager, L.P. (incorporated by reference to Appendix B of the Statement of Additional Information part of the Registration Statement on Form N-1A, filed on April 1, 2016).

(q)(4)	Unaudited financial statements for the fiscal period ending June 30, 2015 for Phineus Voyager, L.P. (incorporated by reference to Appendix B of the Statement of Additional Information part of the Registration Statement on Form N-1A, filed on April 1, 2016).

(q)(5)	Unaudited Schedule of Investments for the fiscal period ending June 30, 2015 for Phineus Voyager, L.P. (incorporated by reference to Appendix B of the Statement of Additional Information part of the Registration Statement on Form N-1A, filed on April 1, 2016).

(q)(6)	Audited financial statements for the fiscal year ending December 31, 2015 for Phineus Voyager, L.P. (incorporated by reference to Appendix B of the Statement of Additional Information part of the Registration Statement on Form N-1A, filed on April 1, 2016).

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.

The information in the prospectus, under the caption “Who Manages the Fund?” and in the Statement of Additional Information under the captions “Management” and “Control Persons and Principal Shareholders” is incorporated herein by reference.

ITEM 30.	INDEMNIFICATION.

Article VI of the Fourth Amended Agreement and Declaration of Trust of Registrant (Exhibit (a) to this registration statement, which is incorporated herein by reference) provides that the Trust shall indemnify (from the assets of the Sub-Trust or Sub-Trusts in question) each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”)) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined, in one of the manners described below, that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (either and both of the conduct described in (i) and (ii) being referred to hereafter as “Disabling Conduct”).

A determination that a Covered Person is entitled to indemnification despite allegations of Disabling Conduct may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason or any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Party ultimately will be found to be entitled to indemnification.

The registrant, its trustees and officers, its investment adviser, the other investment companies advised by the adviser and certain persons affiliated with them are insured, within the limits and subject to the limitations of the insurance, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings. The insurance expressly excludes coverage for any trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31.	BUSINESS AND OTHER CONNECTION OF THE INVESTMENT ADVISER.

The information in the Statement of Additional Information under the captions “Management” and “Investment Advisory Services” is incorporated by reference.

ITEM 32.	PRINCIPAL UNDERWRITERS.

(a)	Calamos Financial Services LLC (“CFS”) serves as principal underwriter for the Calamos Investment Trust and Calamos Advisors Trust.

(b)	Information on the officers of CFS is set forth below. CFS has no directors. The principal business address for all named individuals is 2020 Calamos Court, Naperville, Illinois 60563.

Name	Position with Underwriter	Position with Registrant
Michael L. Gallagher	Principal Executive Officer	None
Robert F. Behan	President, Head of Global Distribution	Vice President
Christian A. Helmetag	Vice President, Financial Operation Principal	None
J. Christopher Jackson	Senior Vice President, General Counsel and Secretary	Vice President and Secretary
Jacqueline E. Sinker	Vice President and Chief Compliance Officer	None

(c)

There are no commissions or other compensation received from the Registrant directly or indirectly, by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of an affiliated person.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS.

All such accounts, books, and other documents are maintained at the offices of the Registrant, at the offices of the Registrant’s investment manager, Calamos Advisors LLC, and CFS, the Registrant’s principal underwriter, 2020 Calamos Court, Naperville, Illinois 60563, at the offices of the custodian, State Street Bank and Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, MA, 02117-9130, or at the offices of the transfer agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201.

ITEM 34.	MANAGEMENT SERVICES.

None.

ITEM 35.	UNDERTAKINGS.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 119 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Naperville and State of Illinois, on the 14th day of September, 2018.

CALAMOS INVESTMENT TRUST

By:	/s/ John P. Calamos, Sr.
John P. Calamos, Sr. Trustee and President

Pursuant to the requirements of the 1933 Act, Post-Effective Amendment No. 119 has been signed below by the following persons in the capacities and on the date(s) indicated.

Name	Title		Date

/s/ John P. Calamos, Sr. John P. Calamos, Sr.	Trustee and President (principal executive officer)	) ) )	September 14, 2018
/s/ John E. Neal* John E. Neal	Trustee	) ) )	September 14, 2018
/s/ William Rybak* William Rybak	Trustee	) ) )	September 14, 2018
/s/ Stephen B. Timbers* Stephen B. Timbers	Trustee	) ) )	September 14, 2018
/s/ David D. Tripple* David D. Tripple	Trustee	) ) )	September 14, 2018
/s/ Virginia G. Breen* Virginia G. Breen	Trustee	) ) )	September 14, 2018
/s/ Lloyd A. Wennlund* Lloyd A. Wennlund	Trustee	) ) )	September 14, 2018
/s/ Curtis E. Holloway Curtis E. Holloway	Chief Financial Officer and Treasurer	) ) )	September 14, 2018

*

John P. Calamos, Sr. signs this document pursuant to powers of attorney filed in Post-Effective Amendment No. 97 to Registrant’s Registration Statement on Form N-1A, filed on November 6, 2015 and filed in Post-Effective Amendment No. 117 to Registrant’s Registration Statement on Form N-1A filed on August 28, 2018.

By:	/s/ John P. Calamos, Sr.
John P. Calamos, Sr.
Attorney-in-Fact September 14, 2018

CALAMOS INVESTMENT TRUST

EXHIBIT INDEX

Index No.	Description of Exhibit

(h)(52)	Expense Limitation Agreement, dated August 31, 2018

(i)	Opinion and Consent of Ropes & Gray LLP

(j)	Consent of Independent Registered Public Accounting Firm